Exhibit 10.22(a)

Hosted Services Agreement	FINAL

CONFIDENTIAL

FRONTIER AIRLINES — JUNE 2014

NAVITAIRE HOSTED SERVICES AGREEMENT

Table of Contents

1.	Definitions	2

2.	Scope of Services	9

3.	NAVITAIRE Obligations	10

4.	Customer Obligations	10

5.	Term and Termination	18

6.	Price and Payment	20

7.	License, Title, Modifications, and Covenants	23

8.	Indemnification	29

9.	Confidential Information	31

10.	Disclaimers and Limitations	33

11.	Publicity	35

12.	Relationship of the Parties	36

13.	No Assignment	36

14.	Force Majeure	36

15.	Notices	37

16.	Waiver	38

17.	General	38

Hosted Services Agreement	FINAL

NAVITAIRE HOSTED SERVICES AGREEMENT

This Hosted Services Agreement (the “Agreement”) is made between Navitaire LLC, a Delaware limited liability company (“NAVITAIRE”) and Frontier Airlines, Inc., a Colorado corporation, (“Customer”), and shall be effective as of June 20, 2014 (“Effective Date”).

Recitals

A.	Accenture LLP is a global management consulting, technology services and outsourcing company.

B.	NAVITAIRE, wholly owned by Accenture LLP, is an airline technology services company, which provides various services such as hosted reservation and revenue management services to airline companies worldwide.

C.	The parties desire that NAVITAIRE provide to Customer Hosted Services (as defined in Section 1), and Customer desires to purchase such Hosted Services on the terms contained in this Agreement.

NOW,	THEREFORE, the parties agree as follows:

1.	Definitions

As used herein, the following terms shall have the meanings accorded them in this Section 1. In the event of any conflict between a definition set forth in this Section 1 and in any one contained in an Exhibit to this Agreement, the definition contained within such Exhibit shall control.

1.1	Affiliate of a party means any entity, whether incorporated or not, that is controlled by, controls, or is under common control with such party. “Control” means the ability, whether directly or indirectly, to direct the affairs of another by means of ownership, contract or otherwise.

1.2	API(s) means Application Program Interface(s) contained within the Hosted Services System and used to facilitate communications between external systems of Customer or Customer API Agents and the Hosted Services System.

1.3	Business Critical Services means the services required to be restored first in the event of a Disaster and comprise the components listed in the Disaster Recovery Services descriptions in Section 5 of Exhibits A and F, as applicable.

1.4	Confidential Information has the meaning set forth in Section 9.1 hereof.

1.5	Configurable Template means any of the templates comprising from time to time a part of the Hosted Services System and designed to permit Customer to configure the presentation and interfaces of the Hosted Services through the use of API(s) made available by NAVITAIRE as a part of Hosted Services for such purpose.

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1.6	Contract Year means each twelve (12) month period commencing at the Target Date listed for Hosted Reservation Services in Exhibit A, as such Target Date may be modified pursuant to Section 1.6 of Schedule K to this Agreement. If Hosted Reservation Services are not in scope of the Agreement, the Target Date in the applicable exhibit is used to determine the Contract Year.

1.7	Critical Business Data means the data required to be restored first in the event of a Disaster, detailed in the Disaster Recovery Services chart included in Section 5, New Skies by NAVITAIRE Functionality Included in Hosted Reservation Services, in Exhibit A.

1.8	Current Release means the latest generally available release of the NAVITAIRE software that NAVITAIRE makes commercially available to its hosted services customers and as represented by the second number in the release description (e.g., where Release 4.1 is the current release, with Release 4.0 being the current release “minus one”).

1.9	Customer Agent means employees of Customer, and contractors, service providers, and agents of Customer that are not competitors of NAVITAIRE.

1.10	Customer API Agent means, referral entities, resellers and sales channel partners of Customer, including Code Share Operating Carriers and Code Share Marketing Carriers that communicate with the Hosted Services System via API.

1.11	Customer Authorized Support Contact(s) has the meaning set forth in Exhibit D.

1.12	Custom Enhancement Request means a request by Customer for an Enhancement made pursuant to Support Center Support or a Work Order.

1.13	Customer Account Liaison has the meaning set forth in Exhibit D.

1.14	Customer Data means the data entered into the Hosted Services System by Customer, a Customer Agent authorized to use the Hosted Services System in accordance with this Agreement, or a customer of Customer.

1.15

Customer Personal Data means data which is owned or controlled by Customer, which NAVITAIRE has access to and/or otherwise processes for the purpose and during the provision of the Services, and which names or identifies a natural person including, without limitation: (a) data that is explicitly defined as a regulated category of data under data protection laws applicable to Customer; (b) non-public personal data, such as national identification number, passport

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number, social security number, driver’s license number; (c) health or medical information, such as insurance information, medical prognosis, diagnosis information or genetic information; (d) financial information, such as a policy number, credit card number and/or bank account number; and/or (e) sensitive personal data, such as race, religion, marital status, disability, or sexuality.

1.16	Customer Responsibilities means the obligations of Customer set forth in this Agreement including any Exhibits and any functions or responsibilities not specifically described in this Agreement which are inherent to and necessarily required to be performed by Customer as part of such obligations.

1.17	Customer Website means the customized portal provided by Customer for passengers to use for booking transactions via the Internet.

1.18	Deliverables mean Materials that are originated and prepared for Customer by the Service Provider (either independently or in concert with Customer or third parties) and delivered to Customer during the course of the NPS Services under this Agreement, within the scope of a Work Order, as described in the Work Order form included in Exhibit L of this Agreement.

1.19	Disaster means an unplanned production data center outage of twenty-four (24) hours or sufficient duration to cause severe loss or impairment of all of the following areas: (i) ticket sales, (ii) airport check-in, (iii) boarding, and (iv) functionalities utilized by the callcenter whereupon a Disaster may be declared, and the redeployment of resources to a recovery data center (“DR Site”) to reinstate service may be triggered. A Disaster may be caused by disruptive events including but not limited to Force Majeure Events (as defined in Section 14.2 of the Agreement).

1.20	Disaster Recovery (DR) means the process of rebuilding and restoring sustained operations of the Hosted Services System environment capabilities after a Disaster, in an alternate data center facility, and hand over of recovered services to Customer for Customer testing and resumption of Customer business functions.

1.21	Disaster Recovery Services means the Disaster Recovery services provided hereunder and in accordance with the specifications set out at Exhibit A, which includes a backup system at an alternate location to be made available in case of a Disaster. Such services shall include but not be limited to the following:

•	Provides an alternate data center site Disaster Recovery solution;

•	*****

•	*****

•	*****

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•	*****

•	*****

1.22	Emergency has the meaning set forth in Section 5 of Exhibits A, B, F, and G.

1.23	Enhancement means new functionality or modifications to existing functionality within the Hosted Services System, but does not include System Error fixes.

1.24	Hosted Reservation Services means the services described in Exhibit A; provided that if Hosted Reservation Services are not designated as being contracted for in Section 2, Exhibit A shall be blank or not appended and this Agreement shall not cover such type of services.

1.25	Hosted Revenue Accounting Services means the services described in Exhibit G; provided that if Hosted Revenue Accounting Services are not designated as being contracted for in Section 2, Exhibit G shall be blank or not appended and this Agreement shall not cover such type of services.

1.26	Hosted Revenue Management Services means the services described in Exhibit B; provided that if Hosted Revenue Management Services are not designated as being contracted for in Section 2, Exhibit B shall be blank or not appended and this Agreement shall not cover such type of services.

1.27	Hosted Services means Hosted Reservation Services and/or Hosted Revenue Management Services and/or Hosted Web Services and/or Hosted Revenue Accounting Services as designated in Section 2 of this Agreement. Hosted Services are provided by NAVITAIRE and its Affiliates.

1.28	Hosted Services System means with respect to Hosted Reservation Services, Hosted Revenue Management Services, Hosted Web Services, and/or Hosted Revenue Accounting Services, the hardware and software used by NAVITAIRE as part of the Services as well as in each case any user documentation associated therewith (including Configurable Templates and any associated API(s)).

1.29	Hosted Web Services means the services described in Exhibit F; provided that if Hosted Web Services are not designated as being contracted for in Section 2, Exhibit F shall be blank or not appended and this Agreement shall not cover such type of services.

1.30	Incident (INC) means a Customer reported Hosted Services trouble report and description logged and submitted through the INC schema in NAVITAIRE’s Internet based customer support tool (Remedy).

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1.31	Internal Business Purpose means use of the Hosted Services or Hosted Services System solely to support the internal organization of Customer in pursuit of ordinary and customary internal transportation-related business operations, and without limiting the foregoing not for any purpose restricted by Section 7 hereof.

1.32	Interrupted Service means a complete system availability outage of any of the following systems: (i) check-in system comprised of both SkyPort and GoNow, or (ii) the Hosted Reservation Services, or (iii) Hosted Web Services Systems, due to the following:

•	NAVITAIRE controlled primary circuit network line being down;

•	NAVITAIRE controlled server or router being down; or

•	System Error which causes the system to be completely unavailable.

1.33	Invoicing Currency means the currency that NAVITAIRE uses in preparation of monthly Customer invoices. The Invoicing Currency for this Agreement is USD.

1.34	Maintenance Release means modification(s) or change(s) to the Hosted Services System for System Error fixes or minor Enhancements. As of the Effective Date of the Agreement, the maintenance release number is represented by the 3rd number in the release description (e.g., Release 4.1.1 represents the 1st maintenance release of the 4th Major Release and 1st Minor Release of New Skies), but such numbering is subject to change at NAVITAIRE’s discretion.

1.35	Major Release means material modification(s) or change(s) to the Hosted Services System (a) architecture or database, or (b) that adds new module(s) or series of functionalities to the Hosted Services System. As of the Effective Date of the Agreement, the major release number is represented by the 1st number in the release description (e.g., Release 4.0.1 represents the 4th major release of New Skies), but such numbering is subject to change at NAVITAIRE’s discretion.

1.36	Mark has the meaning set forth in Section 4.11 hereof and in Exhibit E.

1.37	Materials mean work product and other materials, including without limitation, reports, documents, templates, studies, software programs in both source code and object code, specifications, business methods, tools, methodologies, processes, techniques, solution construction aids, analytical frameworks, algorithms, know-how, processes, products, documentation, abstracts and summaries thereof.

1.38

Minor Release means modification(s) or change(s) to the Hosted Services System for System Error fixes, error corrections, and modifications for new versions of the supported operating systems which are generally provided by NAVITAIRE to customers who are eligible to receive Support Services;

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provided, however, that a Minor Release does not include new or separate product offerings, Major Releases, or any modules or systems that NAVITAIRE markets as new or distinct products, whether or not such products are intended as successor products to the Hosted Services System. As of the Effective Date of the Agreement, the minor release number is represented by the 2nd number in the release description (e.g., Release 4.1 represents the 1st minor release of the 4th Major Release of New Skies), but such numbering is subject to change at NAVITAIRE’s discretion.

1.39	NAVITAIRE Account Manager means the NAVITAIRE Commercial Account Manager and/or other NAVITAIRE representatives as designated in Customer’s copy of the NAVITAIRE Procedures Manual, provided by the NAVITAIRE Support Center.

1.40	NAVITAIRE Property has the meaning set forth in Section 7.2 hereof.

1.41	NPS means Navitaire Professional Services, a division of Navitaire LLC that specializes in providing custom solutions to NAVITAIRE customers.

1.42	Passing Website Efficiency Grade means the grade assigned to the Customer Website meeting the parameter below which is derived from the Performance Score and Maximum Page Size as measured by using a mutually-agreed and objective, third party tool; provided that if the parties cannot agree to a mutually-agreed and objective, third party tool, then the parties shall use the YSlow tool and rule set, created by Yahoo! and available via a free download at yslow.org, to measure Customer’s website and obtain the Performance Score and Maximum Page Size. The parties may agree to use an alternate tool in the future by executing a written amendment modifying this definition. Passing Website Efficiency Grade is comprised of:

1)	*****

2)	*****

The list of YSlow rules applied to Customer’s website is provided in the NAVITAIRE Procedures Manual, available on NAVITAIRE’s Customer Care web site.

In the event that YSlow: 1) is no longer available at no cost to NAVITAIRE; 2) no longer measures the Maximum Page Size; or 3) does not provide a Performance Score as contemplated above; NAVITAIRE and Customer mutually agree to evaluate a potential replacement tool or modifications to this definition.

1.43	Passive/Informational Segment means a Segment on the host PNR for informational notice of flights on other airlines, which does not directly affect the host’s flight inventory.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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1.44	Peak Usage means usage of the Hosted Reservation Services or Hosted Web Services that is no greater than either of the following:

(i)	*****

(ii)	*****

1.45	PNR means a Passenger Name Record, being an individual electronic record with a unique record locator number, which may contain one or more passenger names, but does not necessarily contain active or inactive booked Segments.

1.46	Production Version means, at any given time, the version of the Hosted Services System then utilized to provide the Hosted Services to Customer in a live, production environment.

1.47	Professional Services means the services performed for Customer by Navitaire LLC, as the Service Provider, pursuant to the terms of Exhibit L and a mutually agreed, written Work Order based upon the Work Order form included in Exhibit L.

1.48	Recovery Point Objective (RPO) means the maximum amount of data loss measured in time, for the Critical Business Data.

1.49	Recovery Time Objective (RTO) means the time as set out herein for the invocation of the Disaster Recovery process and the handover of the sustainably recovered Business Critical Services to Customer for testing.

1.50	Segment or Host Segment means a nonstop individual booked flight segment or passive/informational segment.

1.51	Services means any services NAVITAIRE provides or is obligated to provide pursuant to this Agreement or any Work Order, including without limitation the Hosted Services, Implementation Services, Support Services and Professional Services.

1.52	Service Fees means the fees payable by Customer as specified in Section 1.1 of Exhibit K.

1.53	Service Levels means the service levels determined in accordance with Exhibit A, Section 7.

1.54	Service Level Credit means an amount to be credited to an invoice in accordance with Section 8.5.3 of Exhibit A.

1.55	Service Provider means the entity described in the Professional Services definition.

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1.56	Strategic Business Review means the process whereby NAVITAIRE gathers information on Customer’s desired use of the Hosted Services and outlines functional capabilities of the Hosted Services System.

1.57	Support Center or NAVITAIRE Support Center means the NAVITAIRE facility that accepts phone and Internet based customer support tool service requests related to Hosted Services.

1.58	Support Center Support means the Services described in Section 2 “Scope of Services” of Exhibit J.

1.59	Support Fees means fees payable by Customer for applicable NAVITAIRE Support Center Support as specified in Exhibit K.

1.60	Support Services means the portion of the Services to be provided without additional fees other than the fees identified in Section 1.1 of Exhibit K which consists of: (a) the correction of System Errors, as described in Section 2.1 of Exhibit J; and (b) Support Hours as described in Section 4 of Exhibit J.

1.61	Target Date means the completion date for Implementation Services for each of the defined Hosted Services as outlined in Section 3 of Exhibits A, B, F, and G unless the Target Date has been changed as outlined in Exhibit K. In the event that Customer utilizes the Hosted Services for live production use before the Target Date, the Target Date will be deemed to be the first date of production use of such Hosted Services. The specific Target Date for each of the Services is located in Section 3.9.1 of Exhibits A, B, and G, and Exhibit F, Section 3.7.1.

1.62	Term means the duration of the Agreement.

2.	Scope of Services

For purposes of this Agreement, Hosted Services include (as designated by ‘X’) the following:

‘X’ or ‘N/A’	Hosted Services
*****	*****
*****	*****
*****	*****
*****	*****

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In addition, the parties may further agree that Navitaire LLC will provide Professional Services pursuant to Exhibit L the parties agree and execute a written Work Order in a form similar to the example contained within Exhibit L.

Unless expressly identified as being hosted by NAVITAIRE in the table above, Customer shall be responsible for managing any hosted environments required to support any NAVITAIRE or third party products. If functionality is not specifically listed in these exhibits or is documented as excluded as a Hosted Service, then Customer is responsible for hosting such functionality.

3.	NAVITAIRE Obligations

NAVITAIRE shall perform the Hosted Services in accordance with this Agreement. NAVITAIRE may utilize subcontractors to perform its obligations under this Agreement; ***** .

4.	Customer Obligations

4.1	General Obligations. Customer shall comply with the Customer Responsibilities. Customer acknowledges that NAVITAIRE’s performance is dependent in part on Customer’s timely and effective performance of the Customer Responsibilities. NAVITAIRE will be excused from failures to perform its obligations under this Agreement including meeting the Service Levels, to the extent that Customer or Customer Agents fail to timely and adequately perform the Customer Responsibilities and such failure is the cause of NAVITAIRE’s failure to perform.

4.2	Access and Cooperation. Customer will provide NAVITAIRE with access to and use of its data, internal resources, and facilities, and shall otherwise cooperate with NAVITAIRE each as reasonably required by NAVITAIRE, in connection with the implementation and provision of Hosted Services. Customer gives permission to NAVITAIRE to transmit data to third parties as contemplated by this Agreement, which may include confidential information of Customer and/or Customer Personal Data (by way of example, but without limitation, such information may include payment card data sent to third party payment card processors, or passenger data sent to relevant government authorities for security purposes).

4.3	Customer Website Efficiency and Peak Usage. The parties acknowledge that the design of the Hosted Services System is predicated upon certain assumptions including, without limitation, the following: (i) the Customer Website will maintain a Passing Website Efficiency Grade; and (ii) Customer’s usage of the Hosted Reservation Services and/or Hosted Web Services will not exceed Peak Usage.

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Customer agrees that during the Term of this Agreement the Customer Website shall maintain a Passing Website Efficiency Grade as defined herein. In the event the Customer Website does not maintain a Passing Website Efficiency Grade for any period of time during the Term of this Agreement, then during such time period any minutes during which Hosted Reservation Services and/or Hosted Web Services is unavailable shall not be counted as Interrupted Service Minutes for purposes of calculating whether NAVITAIRE has met the Minimum System Availability Target under this Agreement. In the event the parties enter into a Work Order for NAVITAIRE to perform Professional Services to do the initial development of the Customer Website and such Work Order provides for NAVITAIRE to control all of the development efforts, the parties hereby agree that such Work Order shall specify that Customer Website as delivered by NAVITAIRE shall be capable of earning a Passing Website Efficiency Grade.

Customer agrees to provide NAVITAIRE, on a confidential basis and according to a NAVITAIRE pre-defined process, at least ***** advance written notice of any marketing initiatives, acquisitions, alliances, schedule changes, changes to the Customer Website, or promotions that may result in Customer’s usage of the Hosted Reservation and/or Hosted Web Services to exceed Peak Usage or otherwise adversely impact the Hosted Reservation and/or Hosted Web Services System performance. Examples of this include, without limitation, free ticket/$0 fare promotions, new hub announcements, significant additional aircraft purchases, etc. If Customer desires an increase in infrastructure of the Hosted Services System to support a larger Peak Usage, Customer will provide NAVITAIRE with detailed requirements and NAVITAIRE will endeavor to provide Customer with the estimated fees and timeline when such additional infrastructure capacity could be made available to Customer. Any increase in the Peak Usage shall only take effect upon the implementation date as documented in a mutually agreed written amendment.

In the event usage of the Hosted Reservation and/or Hosted Web Services exceed Peak Usage for any period of time during the Term of this Agreement, any minutes during which Hosted Reservation Services and/or Hosted Web Services is unavailable shall not be counted as Interrupted Service Minutes for purposes of calculating System Availability under this Agreement.

4.4	Notice of Additional Data Storage Requirements. During the Term of this Agreement NAVITAIRE agrees to provide Customer with completed travel historical data storage capacity equal to ***** of historical PNR level booking activity detail available in the On-Line Transaction Processing (“OLTP”) database and accessible from the Hosted System interfaces, along with an additional ***** of read-only historical PNR data available in the archive database and accessible from SkySpeed. If Customer desires additional data storage in excess of the ***** available, Extended PNR Archiving may be contracted for via a written amendment to this Agreement.

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4.5	Annual Segment Forecast Update. Customer agrees to provide NAVITAIRE each May with projected annual Segment volume forecast for the following year. NAVITAIRE will use Customer’s Segment forecast for business planning purposes for providing Hosted Services.

4.6	Customer Contacts. Customer initially designates the person set forth in Exhibit D, Section 2 as the Customer Account Liaison, being the primary authorized contact for account management, project funding, performance, payment, and other commercial issues with respect to the Hosted Services. Customer further initially designates the person(s) set forth in Exhibit D, Section 6 as the Customer Authorized Support Contact(s), being the primary authorized contact(s) to utilize the telephone support and Internet technical support system. Customer will ensure that all Customer Authorized Support Contact(s) will have received adequate training on the Hosted Services. Customer may change their designated Customer Account Liaison or Customer Authorized Support Contact(s) by written notice to NAVITAIRE.

4.7	Customer Costs. *****

4.8	Exclusive Use by Customer. Hosted Services and Hosted Services System of NAVITAIRE are for the sole and exclusive use of Customer and exclude any Affiliates of Customer. Customer may not allow any third party to access or use the Hosted Services or Hosted Services System of NAVITAIRE without the prior written consent of NAVITAIRE. Notwithstanding the foregoing, Customer may, however, (i) permit Customer Agents to access the Hosted Services or Hosted Services System for the benefit of Customer’s Internal Business Purpose; provided that Customer remains responsible for such access as if such access was made by Customer and each such Customer Agent is bound by and agrees to comply with the confidentiality terms no less restrictive than those contained in Section 9 and the terms contained in Section 7.3.2 and 7.4 hereof; and (ii) permit Customer API Agents to communicate with the Hosted Services System via API provided that each such Customer API Agent has executed a written NDA with NAVITAIRE prior to such communication. For purposes of reference, Section 7 contains further terms and conditions regarding Customer’s use of the Hosted Services System.

4.9	Training. Except for any initial training provided by NAVITAIRE as described in Exhibits A, B, F, and G, Customer will be responsible for training its employees and third party contractors in the use of Hosted Services including, but not limited to, use of any new functions or Enhancements.

4.10	Telecommunications and Equipment. Unless otherwise specified in Exhibits A, B, F, or G, Customer shall be responsible for all telecommunication circuits used by Customer in connection with the transmission of data between the Hosted Services System and Customer’s site(s). Customer shall provide, install, and operate compatible hardware and communications equipment, which meets

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NAVITAIRE required specifications as listed in Section 6 of Exhibits A, F, and G, necessary for connecting to the Hosted Services System. Customer is required to have Internet access and Internet electronic mail capability in order to communicate with NAVITAIRE support. Customer agrees to order all required circuits it is responsible for within ***** of execution of this Agreement. In the event that the Target Date is greater than ***** following the Effective Date of this Agreement, Customer may order all required circuits at a later date but no less than ***** prior to the Target Date. The data circuits must be of capacity sufficient to accommodate all Hosted Services and meet any defined Service Levels. All Customer connections to the NAVITAIRE network must be a ***** . Included in the standard pricing are ***** rack units of network rack space in the NAVITAIRE data center for Customer network hardware. All Customer network devices must include ***** . All Customer devices housed in the NAVITAIRE data center require ***** . NAVITAIRE will provide ***** console connections to Customer in the standard pricing for this remote access and maintenance. Additional rates will apply if Customer requires more console connections or rack space.

4.11	Acknowledgment. Customer agrees to include the Powered by NAVITAIRE® Mark (the “Mark”) on the Customer Website under the terms and conditions set forth in Exhibit E of this Agreement including specifically the booking pages of the Customer Website; any other content on the Customer Website shall be determined by Customer in its sole discretion.

4.12	Post Implementation Upgrade Release Management.

4.12.1	Major Releases. Customer agrees to implement any Major Release issued during the Term by the later of:

4.12.1.1	(A) with respect to the first Major Release following the Major Release implemented upon the Target Date, ***** , and (B) with respect to any subsequent Major Release issued during the Term, ***** the date on which NAVITAIRE first offers to implement such Major Release among its customers generally, during either such period NAVITAIRE (a) may continue to issue Current Releases intended to be used in conjunction with the prior Major Release included in the Production Version, (b) shall continue to issue Maintenance Releases as needed to correct System Errors which would otherwise materially compromise the functionality of the Production Version and for which no work around exists, and (c) shall have no obligation to provide Enhancements for the prior Major Release included in the Production Version; and

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4.12.1.2	The date on which NAVITAIRE ceases to provide support to customers receiving hosted services based on such prior Major Release.

4.12.2	Minor Releases. Customer agrees to use Hosted Services that are provided through the Current Release or the Current Release “minus one.” If at any time Customer would otherwise be using software based on the Current Release “minus two,” the parties shall work together to determine the most viable release for Customer to implement, which may be the Current Release or the Current Release “minus one.” NAVITAIRE agrees to make available and provide Support Center Support in respect to the Current Release or the Current Release “minus one,” provided, however, that (a) NAVITAIRE reserves the right to require Customer to utilize the then most current Maintenance Release designed for use in conjunction with the Current Release as necessary for NAVITAIRE to meet its obligations under the Agreement or to avoid infringement of a third party intellectual property right and (b) NAVITAIRE shall not be required to provide correction for System Errors in the Current Version “minus one” if the correction for the System Error is being developed in the Current Version unless: (i) the parties mutually agree that such System Error materially compromises Customer’s business and no work around exists to address such System Error or (ii) in the event of an Emergency caused by a System Error for which no work around exists. Further, NAVITAIRE shall not be required to provide Enhancements in the Current Version “minus one”. For purposes of this Section 4.12.1, only Minor Releases designed for use in connection with the Major Release included in the Production Environment shall be taken into account (i.e., Customer shall have no obligation to adopt any Minor Release not designed for use in connection with the Major Release on which the Production Version is then based, if Customer is in compliance with Section 4.12.1).

4.12.3	Implementation Fees and Other Matters. NAVITAIRE intends that each Major Release shall be supported for a minimum of ***** from the time that NAVITAIRE makes such Major Release available to customers eligible to receive Support Services. Releases shall be provided by NAVITAIRE to Customer for the fees defined in Section 1.1 of Exhibit K of this Agreement; however add-on functionality introduced in the release may be offered at an additional charge above the fees described in Exhibit K of this Agreement as further described in Section 6.4. Customer will be responsible, on a time and materials basis, for all costs associated with implementing an upgrade release including, but not limited to: project management; training; technical support; system integration services; business process analysis; and any required data transformation. In the event that there is a release which contains solely a correction for an Emergency System Error (“Hot Patch”), Customer shall not be invoiced for the implementation of such Hot Patch. It is anticipated that the project

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scope for Maintenance Releases shall be in the range of ***** . Upgrade release requests will be initiated using the standard NAVITAIRE Work Order process.

4.13	Services in Support of Government or other Regulatory Requirements. Customer, and not NAVITAIRE, is responsible for: (a) any screening of passengers in connection with any government program, including but not limited to watchlist, do-not-fly list, designated person list or other list, and for any transaction for which passenger screening is required; (b) complying with applicable laws and regulations and requests and/or directions from relevant government authorities regarding such programs and/or lists as NAVITAIRE’s responsibilities are limited to collecting, storing, and transmitting the Customer Data in accordance with this Agreement, and NAVITAIRE shall have no responsibility for any failure or inaccuracy regarding passenger screening unless caused by a failure of NAVITAIRE to provide the Services as required herein; (c) complying with any certification requirements of relevant government authorities applicable to Customer or Customer Agents; and (d) confirming the agreed functionality of the Hosted Reservation Services meet their business needs with respect to such government or other regulatory requirements. In the event Customer wishes NAVITAIRE to implement a change to the Services as a result of such requests and/or directions, Customer is responsible for determining the specific requirements of such potential changes and any such changes shall be subject to the Enhancement process, provided that in the event other customers of NAVITAIRE request the identical or a substantially similar change that would be addressed via the same release, NAVITAIRE shall charge Customer a proportional amount for such Enhancement determined by dividing the overall development fee for the Enhancement by the number of NAVITAIRE customers that intend to use the Enhancement upon release of such Enhancement; NAVITAIRE shall use reasonable efforts to confirm which of the impacted NAVITAIRE customers intend use the Enhancement upon its release prior to invoicing the development fee to Customer.

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4.14	Third Party Connections. The following terms are applicable to any Hosted Services functionality that requires a third party connection (for example, but without limitation, CRS/GDS connectivity):

4.14.1	NAVITAIRE’s responsibility is limited to providing functionality that facilitates a technical connection between Customer’s Hosted Services and the applicable third party.

4.14.2	NAVITAIRE is facilitating the connection with the third party at the direction of Customer. For a connection with either SITA or ARINC, both SITA and ARINC require an agreement between NAVITAIRE and SITA or ARINC as the technical connection with the SITA or ARINC network is with NAVITAIRE. For the avoidance of doubt, notwithstanding any such agreement between NAVITAIRE and SITA or ARINC, the terms of this Section 4.14 shall apply.

4.14.3	NAVITAIRE is not subcontracting any of its obligations to such third parties.

4.14.4	NAVITAIRE has no responsibility for the performance of/fulfillment by such third party, including, without limitation, the use and treatment of any customer data by such third party and for any failure of the technical connection not under NAVITAIRE’s control and shall have no liability in connection with such performance or non-performance of such third party.

4.14.5	NAVITAIRE assumes that any data transmitted by such third parties to NAVITAIRE that NAVITAIRE is to process under this Agreement is accurate and meets Customer’s business requirements. Except as expressly set forth in this Agreement, NAVITAIRE is not responsible for performing any validation or quality control activities with respect to such data.

4.14.6	With respect to third parties other than SITA or ARINC, Customer is responsible for:

•	entering into a separate agreement directly with such third party; and

•	ensuring the third party performs as required by Customer; and

•	payment of any fees associated with such third party performance; and

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•	ensuring third party cooperates with NAVITAIRE as necessary for NAVITAIRE to perform its Services.

4.14.7	With respect to SITA and ARINC connections (other than for Services in support of Customer’s requirements to enable Customer to comply with government or other regulatory requirements), Customer is responsible for:

•	entering into a separate agreement directly with SITA and/or ARINC (except where a direct connection to the GDS is provided in accordance with Section 6 of Exhibit A); and

•	ensuring SITA and/or ARINC performs as required by Customer; and

•	payment of any fees associated with SITA and/or ARINC performance; and

•	ensuring SITA and/or ARINC cooperates with NAVITAIRE as necessary for NAVITAIRE to perform its Services.

4.14.8	With respect to SITA and ARINC connections for Services in support of Customer’s requirements to enable Customer to comply with government or other regulatory requirements, Customer is responsible for:

•	entering into a separate agreement directly with SITA and/or ARINC to the extent Customer wishes to have terms and conditions in place regarding the provision of services by SITA and/or ARINC; and

•	ensuring SITA and/or ARINC perform as required by Customer; and

•	payment of any fees associated with SITA and/or ARINC performance.

4.14.9	Customer is further responsible for providing routers or other hardware or software as needed for these connections.

4.15	Secure Files. Throughout the Term, any Customer Personal Data and Customer Confidential Information stored by NAVITAIRE shall be ***** , as reasonably directed or approved by Customer.

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5.	Term and Termination

5.1	Term. Unless otherwise terminated earlier under this Agreement, this Agreement shall commence on the Effective Date and continue for a period of ***** following the first day of the month immediately following the Target Date for the Hosted Reservation Services, with the exception that the term for the Hosted Reservation Services – Disaster Recovery shall commence on the Effective Date and continue until the earlier of: (i) ***** following the first day of the month immediately following the Target Date for the Hosted Reservation Services, or (ii) until such time as the parties agree to implement a new disaster recovery solution.

5.2	Termination for Cause

5.2.1	This Agreement may be terminated as follows: (a) subject to Section 5.2.2, by a party upon written notice to the other party in the event of material breach of the terms hereof by the other party which is not cured within ***** of written notice thereof; (b) by NAVITAIRE upon written notice to Customer, if Customer fails to pay any amount due hereunder within ***** of the due date, NAVITAIRE provides written notice of such failure to Customer, and within ***** of delivery of such written notice such amount remains unpaid; (c) by a party if the other party becomes, or is party as debtor to a proceeding in which it is alleged to be, bankrupt, insolvent or unable to pay its debts when due and such proceeding is not dismissed within ***** from its filing, or if it ceases to operate in the normal course of business, has a receiver appointed, or makes an assignment for the benefit of its creditors; or (d) as contemplated by Section 8.1. NAVITAIRE will, upon Customer’s request and on a time and materials basis, provide Customer with duplicates of Customer’s data for contracted Hosted Services, which will be provided in accordance with Section 5.3.4.

5.2.2	NAVITAIRE shall be excused from performance if its failure to perform its obligations hereunder is due to Customer’s failure to perform Customer’s Responsibilities, including without limitation, problems caused by Customer software and associated data, or by Customer hardware other than that recommended by NAVITAIRE in Section 6 of Exhibits A, B, F, and G herein or other equipment failures for hardware or other equipment not maintained by NAVITAIRE).

5.2.3	If Customer terminates due to material breach by NAVITAIRE, NAVITAIRE will, upon Customer’s request, provide Customer with Customer’s data for contracted Hosted Services, which will be provided in accordance with Section 5.3.4. Customer shall inform NAVITAIRE of the date for which Customer desires the termination to be effective, such termination date shall in no case be greater than ***** from the date of

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the written notice, provided that in no case shall NAVITAIRE provide Services beyond ***** from the Target Date. NAVITAIRE shall continue to provide the Hosted Services for the applicable Service Fees, as defined in Section 1.1 of Exhibit K, until the termination effective date. In addition, the parties may mutually agree to additional services reasonably requested by Customer for Customer to transition to an alternate hosted solution (“Transition Assistance”) by entering into a Work Order for NAVITAIRE to perform the Transition Assistance, and such Work Order shall specify the Transition Assistance scope and commercial arrangement.

5.2.4	*****

*****	*****
*****	*****
*****	*****
*****	*****

***** NAVITAIRE will, upon Customer’s request and on a time and materials basis, provide Customer with duplicates of Customer’s data for contracted Hosted Services, which will be provided by NAVITAIRE in accordance with Section 5.3.4.

5.3	Additional Termination Rights.

5.3.1	Customer may terminate this Agreement upon written notice to NAVITAIRE as contemplated by Exhibit A, Section 7.5.3 and in such event, NAVITAIRE will, upon Customer’s request and without cost or expense to Customer, provide Customer with all Customer Data for contracted Hosted Services, which will be provided in a NAVITAIRE-defined data extract format and delivered via electronic media.

5.3.2	Customer may terminate this Agreement in the event the Hosted Services are not all available within ***** of the Target Date (“Late Target Date”) due predominantly to the fault of NAVITAIRE provided Customer provides NAVITAIRE written notice of such termination within ***** of the Late Target Date and pays to NAVITAIRE the remaining balance of the Implementation Fee (as set forth in Section 1.5 of Exhibit K.

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5.3.3	Following the ***** of the live production use of the Hosted Reservation Services and for a period of ***** thereafter, Customer shall have the right to terminate this Agreement upon ***** written notice to NAVITAIRE if either of the following have occurred:

a)	In the ***** prior to the ***** , customers representing more than ***** of the then current NAVITAIRE Hosted Reservation Services customers migrate to competitor solutions excluding customers that are merged or acquired by other airlines and excluding those airlines who have already served NAVITAIRE a notice of termination at the Effective Date of this Agreement; or

b)	If NAVITAIRE has ***** new reservations customer signings in ***** .

5.3.4	NAVITAIRE will, upon Customer’s request and on a time and materials basis, provide Customer with all Customer Data for contracted Hosted Services, which will be provided in a NAVITAIRE-defined data extract format and delivered via electronic media.

5.4	Survival. No termination hereof shall release Customer from its obligation to pay NAVITAIRE in full for all Hosted Services performed by NAVITAIRE up to the date of termination, nor shall it affect any other rights or obligations hereunder which expressly or by reasonable implication are intended to survive termination.

6.	Price and Payment

6.1	Service Fees. In consideration for the provision of Hosted Services and Support Services by NAVITAIRE as set forth in this Agreement, Customer will pay NAVITAIRE the Service Fees as set forth in Section 1.1 of Exhibit K. Customer will pay for all other Services as applicable, as set forth elsewhere in this Agreement.

6.2	*****

a)	*****

b)	*****

6.3	Payment Terms. All payments made under this Agreement shall be made in the Invoicing Currency either: (a) by electronic funds transfer, prepaid, to the bank account designated on the invoice; or (b) by check drawn on a United States bank and delivered to the address indicated on the invoice. Except where otherwise specifically set forth in this Agreement, all payments under this Agreement are due within ***** from the date of receipt by Customer of the applicable invoice, provided that where invoices are provided via email, the date that the invoice is

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sent shall be deemed the date of receipt of invoice provided no undelivered or error message is received by NAVITAIRE. As stated in Exhibit K, minimum recurring Service Fees will be invoiced in advance at the beginning of each month for the Service Fees for the monthly minimum Segment guarantees listed in the monthly recurring Service Fees for the Hosted Services to be rendered for that month. Following the actual service month, NAVITAIRE will reconcile actual Customer transactions, and invoice Customer for any remaining balance. (By way of example, NAVITAIRE will invoice Customer on ***** for the Service Fees for the monthly minimum Segment guarantees for services to be performed from ***** through ***** . On ***** , NAVITAIRE will reconcile using Customer’s actual transaction activity for ***** and invoice Customer for any transaction fees exceeding the previously invoiced minimum Service Fees.) Any amounts not paid when due will bear interest at the lesser of: *****.

6.4	Fee Adjustment

6.4.1	Service Fees. The Service Fees identified in Section 1.1 of Exhibit K are all subject to the adjustments as set out in this Section 6.4.1 (the “Adjustable Amounts”). The Adjustable Amounts shall be adjusted annually on ***** of each ***** commencing ***** and each ***** thereafter (the “Adjustment Date”) to account for inflation. On the Adjustment Date, if the U.S. Bureau of Labor Statistics Employment Cost Index for Compensation/Civilian Workers/White Collar/Professional and related Occupations (Not Seasonally Adjusted) as published by the Bureau of Labor Statistics of the Department of Labor (the “ECI”), (the “Current Index”), increases from the ECI applicable ***** prior thereto (the “Base Index”), then effective as of such Adjustment Date, the Adjustable Amounts, as previously adjusted, will be increased by the percentage that the Current Index increased from the Base Index not to exceed ***** . In such event, NAVITAIRE will provide to Customer a recalculation of the Adjustable Amounts. If the U.S. Bureau of Labor Statistics stops publishing the ECI or substantially changes the content of the ECI, the parties will substitute another comparable measure published by a mutually agreeable source. During the Term as stated in Section 5.1 hereof, NAVITAIRE will not otherwise increase such fees.

6.4.2	NAVITAIRE reserves the right to offer new functionality within a Major Release which new functionality may include additional significant Enhancements (“New Functionality”) and to charge a recurring service fee for the use of New Functionality; provided that it offers Customer the opportunity to utilize such Major Release without using such New Functionality, or if the Major Release may not be implemented and used without utilizing the New Functionality, then Customer shall be provided such Major Release at no additional charge above the Service Fees described and agreed upon in Section 1.1 of Exhibit K subject to

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implementation of such Major Release as further described in Section 4.12. In the event that Customer accepts a significant Enhancement which will incur additional Service Fees, such fees will be communicated to Customer in advance, in writing, and upon Customer’s written acceptance, will be added to the applicable Service Fees. For the avoidance of doubt, Customer may also procure additional commercially available modules to the Hosted Services at NAVITAIRE’s standard fees for such modules via written amendment to this Agreement.

6.4.3	Support Fees. The Support Fees identified in Exhibit K are all subject to the adjustments as set out in this Section 6.4.3 (the “Adjustable Amounts”). The Adjustable Amounts shall be adjusted annually on ***** of each year commencing ***** and each ***** thereafter (the “Adjustment Date”) to account for inflation. During the term, if the U.S. Bureau of Labor Statistics Employment Cost Index for Compensation/Civilian Workers/White Collar/Professional and related Occupations (Not Seasonally Adjusted) as published by the Bureau of Labor Statistics of the Department of Labor (the “ECI”), (the “Current Index”), increases from the ECI applicable ***** prior thereto (the “Base Index”), then effective as of such Adjustment Date, the Adjustable Amounts, as previously adjusted, will be increased by the percentage that the Current Index increased from the Base Index not to exceed ***** . In such event, NAVITAIRE will provide to Customer a recalculation of the Adjustable Amounts. If the U.S. Bureau of Labor Statistics stops publishing the ECI or substantially changes the content of the ECI, the Parties will substitute another comparable measure published by a mutually agreeable source.

6.4.4	Notice. NAVITAIRE shall give Customer not less than ***** prior written notice of any increase in the Service Fees or Support Fees.

6.5	Failure to Pay. If Customer fails to pay any sum within ***** of the date due, NAVITAIRE may provide written reminder notice of such failure to Customer. If, within ***** of delivery of such written notice such sum remains unpaid, NAVITAIRE may, without breach of this Agreement, discontinue performing under this Agreement until all due but unpaid payments are received.

6.6	Taxes. ***** Each Party shall provide and make available to the other Party any resale, exemption, multiple points of use certificates, treaty certification and other exemption information reasonably requested by the other Party. If Customer shall pay any tax incurred in connection with this Agreement, Customer agrees to remit to NAVITAIRE within ***** of issue, tax documents which support the payment of such taxes. ***** Notwithstanding the foregoing, each party shall be responsible for taxes based on its own net income, employment taxes of its own employees, and for taxes on any property it owns or leases.

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6.7	*****

7.	License, Title, Modifications, and Covenants

7.1	License. Throughout the Term, NAVITAIRE will grant such access to Customer, Customer Agents and its and their authorized users (e.g., online customers and potential customers of Customer and Customer Agents) to the Hosted Services System in accordance with and subject to this Agreement. NAVITAIRE hereby grants Customer a non-exclusive, non-transferable, worldwide license to use the Hosted Services System and the APIs during the Term of this Agreement solely for the purposes of obtaining Hosted Services in accordance herewith including a right for Customer to permit Customer Agents and customers of Customer to use the Hosted Services System in accordance with and subject to this Agreement.

All Hosted Services will be provided by remote telecommunications from NAVITAIRE’s place of business, to or through computers or servers owned or managed by or on behalf of Customer, Customer Agents or its and their authorized users, and Customer will not obtain possession of any tangible personal property as a result of the Hosted Services, such as electronic storage media unless expressly agreed in a Work Order or pursuant to an amendment to this Agreement.

Subject to the terms and conditions of this Agreement, including without limitation, Section 9, Customer hereby grants to NAVITAIRE a limited, revocable, non-transferable, royalty-free license, without right to sub-license to reproduce, translate, encode, publish, use, and distribute Customer Data for the sole purpose of providing, and only to the extent necessary to provide, the Services to Customer.

If and to the extent that Customer’s receipt of the Hosted Services requires NAVITAIRE to use certain trademarks, service marks, trade dress, logos, trade names, social media accounts (***** and other similar accounts), URL domain names and corporate names of Customer or its licensors, together with all translations, adaptations, derivations, and combinations thereof (collectively, “Customer Marks”) and with respect to the use of the Customer Mark identified in Section 11 in accordance with such Section, Customer hereby grants to NAVITAIRE a limited, non-exclusive, nontransferable, revocable, royalty-free license, with no right to sublicense, to use Customer Marks solely for the limited purposes of the performance of this Agreement, including, without limitation, as contemplated by Section 11. NAVITAIRE’s license to use such Customer Marks is further conditioned upon NAVITAIRE’s compliance with all Customer guidelines, policies, rules and procedures or other instructions provided to NAVITAIRE by Customer relating to such Customer Marks (“Customer Mark Guidelines”). Customer reserves the right to add to, change, or discontinue the use of any Customer Marks, on a selective or general basis, at any time. NAVITAIRE hereby acknowledges and agrees that all rights, title and interest in

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and to Customer Marks are and shall remain the exclusive property of Customer and that any use thereof and goodwill associated therewith shall inure solely to the benefit of the Customer and its licensors. NAVITAIRE agrees that it will not register, adopt or use any confusingly similar trade names, trademarks or insignia in any jurisdiction. Except to the extent authorized in Section 11, NAVITAIRE shall not combine any other mark, logo or trade name with any of Customer Marks without the prior written approval of Customer. Without limiting Customer’s rights and remedies, in the event that Customer notifies NAVITAIRE of any incorrect usage of such Customer Marks, NAVITAIRE shall immediately correct such usage as directed by Customer. NAVITAIRE shall provide to Customer a mock-up or other demonstration showing how each Customer Mark will be used and/or displayed by NAVITAIRE and Customer must approve such use in advance. Upon expiration or termination of this Agreement, the permission to use Customer Marks granted hereunder will immediately terminate and NAVITAIRE agrees to immediately cease its use of all Customer Marks. Without limiting the foregoing, NAVITAIRE acknowledges and agrees that, as between the parties, Customer owns all right, title, and interest in and to Customer Data, including all Intellectual Property Rights therein, irrespective of whether such Customer Data is stored via the Services, on the Hosted Services System or in any database created using the Hosted Services. If NAVITAIRE is deemed to have any ownership interest in Customer Data, including any and all derivative works, enhancements, or other modifications thereto (other than the formatting of how such Customer Data is entered, stored and/or displayed in or by the Hosted Services), then NAVITAIRE shall assign, and hereby does assign, irrevocably and royalty-free, all of such ownership interest or other rights exclusively to Customer or its designee. NAVITAIRE shall, at Customer’s reasonable request and expense, complete, execute, and deliver any and all documents necessary to effect or perfect such assignments. Nothing in this Agreement constitutes the grant of a general license to any Customer Marks. All rights in and to Customer Marks and Customer Data not expressly granted herein are reserved, no implied licenses are granted to NAVITAIRE by the terms of this Agreement, and no license rights with respect to any Customer Marks or Customer Data shall be created by implication or estoppels.

7.2

Title. Subject to Sections 7.1 and 7.3 of this Agreement, NAVITAIRE hereby retains all of its right, title, and interest in and to the Hosted Services System, and copyrights, patents, trademarks, service marks, design rights (whether registered or unregistered), trade secrets, know-how, expertise, and all other similar proprietary rights (“Intellectual Property Rights”) and all rights associated therewith irrespective of whether developed by NAVITAIRE individually or NAVITAIRE and Customer jointly, but in all cases excluding Customer Data, Customer Marks, and any of Customer’s or its service providers’ intellectual property developed independent of this Agreement (the “NAVITAIRE Property”), which shall include without limitation, (a) the source code of

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software included in the NAVITAIRE Property, where applicable; and (b) all modifications, extensions, upgrades, and derivative works of the NAVITAIRE Property. In confirmation of NAVITAIRE’s right, title and interest in the NAVITAIRE Property as set forth in the preceding sentence of this Section 7.2, Customer hereby assigns to NAVITAIRE all of its right, title and interest in and to the NAVITAIRE Property, subject to any license rights granted to Customer in accordance with this Agreement.

7.3	Modifications.

7.3.1	By NAVITAIRE. Without prejudice to Section 6.4 of this Agreement or any other provision of this Agreement, and subject to Section 4.12, NAVITAIRE may upgrade, modify and replace the Hosted Services System or any part thereof at any time during the Term of this Agreement, provided that:

a)	NAVITAIRE notifies Customer at least ***** prior to implementation of any upgrades or replacements of the Hosted Services System which are likely to materially alter the delivery of Hosted Services;

b)	all upgrades and replacements which might reasonably be expected to materially alter the delivery or receipt of Hosted Services are scheduled for implementation as reasonably required by NAVITAIRE; and

c)	with introduction of any upgrades or replacements, NAVITAIRE maintains the comparable level of services.

Nothing in this Section 7.3.1: (i) releases NAVITAIRE from providing Hosted Services under the terms and conditions of this Agreement; or (ii) obligates NAVITAIRE to upgrade or replace the Hosted Services System at any time. NAVITAIRE shall make available and provide Support Center Support to Customer with respect to the Current Release, or the Current Release “minus one” of NAVITAIRE software included in the Hosted Services System.

7.3.2	By Customer. Customer shall not reverse engineer, disassemble, decompile, unlock, copy, alter, modify, change, create derivatives of or in any other way reproduce or use any of the software code, programs, or components of the Hosted Services System, provided that:

a)	Customer, Customer Agents and Customer API Agents may use the API(s) provided by NAVITAIRE from time to time for their intended purpose as a part of the Hosted Services, such as to configure the Configurable Templates for use as a part of such Services; and

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b)	Without prejudice to the rights of Customer in and to Customer Data, its and its licensors’ and service providers’ trademarks and services, Customer shall have no right following termination of this Agreement to use the Configurable Templates or any configurations thereof, or any API(s) or source code provided by NAVITAIRE, or any modifications, changes or derivatives thereof created, in any such case whether created by or for Customer or otherwise, all of which are hereby assigned by Customer to NAVITAIRE as contemplated by Section 7.2 hereof.

7.4	Customer Covenants. Customer hereby covenants and agrees that:

a)	the NAVITAIRE Property may be used by NAVITAIRE and its Affiliated companies to facilitate delivery of similar services to other customers; and

b)	Customer shall not access or use any API(s) embedded in the Hosted Services System except as authorized by NAVITAIRE and in connection with the Hosted Services; and

c)	without limiting the provisions set forth in Section 4.8 or elsewhere within this Section 7 of this Agreement, nothing in this Agreement grants any person other than Customer, Customer Agents and its and their authorized users to obtain access to Hosted Services or use the Hosted Services System absent a written agreement signed by NAVITAIRE; and

d)

NAVITAIRE has enabled features in its Hosted Services to allow Customers and third parties to access the Hosted Services and to modify certain NAVITAIRE products and applications, using software products and applications not developed by NAVITAIRE and procured by Customer and other third parties from vendors other than NAVITAIRE. Should there be a failure of such software product or application, or should such software product or application cause NAVITAIRE provided Hosted Services to fail or to be adversely impacted, NAVITAIRE shall, at its sole discretion, disable the offending software product or application, and deny access to NAVITAIRE Hosted Services, through the use of such offending software product, application, or applicable channel or IP address. NAVITAIRE shall notify Customer upon taking such action and shall cooperate with Customer with respect to determining if Customer or a third party has cured the offending software product or application such that it would be eligible to access the Hosted Services again using such software product or application. Software products and applications or modification to software products or applications not developed by

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NAVITAIRE that fail or cause NAVITAIRE Hosted Services to fail shall also suspend any Service Levels in this Agreement or other commitments previously agreed between the parties; and

e)	Customer is responsible for the input of Customer Data into the Hosted Services System and for establishing and/or configuring the business rules in the Hosted Services System, except as expressly stated in this Agreement or a Work Order; and

f)	Customer is responsible for its use of the Hosted Services and for ensuring that Hosted Services with the agreed functionality meet Customer’s business requirements; and

g)	To the extent any product description details interconnectivity between products, Customer acknowledges that such interconnectivity is only available where all such products referenced are procured by Customer under the Agreement.

h)	Customer will not knowingly introduce software viruses into any portion of the Hosted Services System.

7.5	Mutual Representations. Each party represents to the other party that as of the Effective Date of this Agreement:

a)	it has the requisite power and authority to enter into this Agreement and to carry out the transactions contemplated by this Agreement; and

b)	the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement shall not constitute a material default under any material contract by which it or any of its material assets are bound, or an event that would, with notice of lapse of time or both, constitute such a default.

7.6	*****

7.7	SSAE 16 Audits. Commencing in ***** and during the Term, and subject to Customer’s request by no later than ***** for the annual report dated ***** and the payment by Customer of the applicable fee as set forth on Exhibit K, NAVITAIRE shall, at least ***** each ***** at no greater than a ***** interval from the previous audit (such interval, the “Audit Period”), obtain a SOC 2 Type 2 audit, report, attestation, and opinion (or a mutually-agreed equivalent audit, report, attestation, and opinion) from an independent, certified public accounting firm of good reputation that evaluates the design and operating effectiveness of controls over NAVITAIRE’s sites, facilities, systems (including the Hosting Services System, infrastructure, software, people, procedures, and data), and Hosted Services components through or from which the Hosted

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Services are provided, (collectively, “NAVITAIRE Systems”) throughout the entirety of the Audit Period (or such portion thereof as is included in the Term) and relating to all Trust Services Principles and Criteria (as defined by the AICPA). Further, commencing in ***** and during the Term, and subject to Customer’s request by no later than ***** for the annual report dated ***** and the payment by Customer of the applicable fee as set forth on Exhibit K, NAVITAIRE shall obtain for any Audit Period during the Term, a SOC 1, Type 2 audit, audit, report, attestation, and opinion (or a mutually-agreed equivalent audit, report, attestation, and opinion) from an independent, certified public accounting firm of good reputation (any SOC 1 or SOC 2 obtained hereunder, an “Audit”). ***** Without limiting the foregoing, each Audit Report must include a description of any changes made to NAVITAIRE Systems during the Audit Period (or such portion thereof as is included in the Term), as well as assessments and attestations from NAVITAIRE, with respect to the effectiveness of the controls prior to and after the implementation of any such change.

7.8	*****

7.9	Compliance With Laws.

7.9.1	Notwithstanding any other provision of this Agreement to the contrary other than Section 7.9.2 below, each party will retain responsibility for its compliance with all applicable laws and regulations relating to its respective business and facilities and the provision of services to third parties. In performing their respective obligations under this Agreement, neither party will be required to undertake any activity that would violate any applicable laws or regulations.

7.9.2	Notwithstanding any other provision of this Agreement to the contrary:

a)	Each party shall retain responsibility for its compliance with all applicable export control laws and economic sanctions programs relating to its respective business, facilities, and the provision of services to third parties; and

b)	Neither party shall be required by the terms of this Agreement to be directly or indirectly involved in the provision of goods, software, Deliverables, work, services and/or technical data that may be prohibited by applicable export control or economic sanctions programs.

Applicable export control or economic sanctions programs may include U.S. export control laws such as the Export Administration Regulations and the International Traffic in Arms Regulations, and U.S. economic

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sanctions programs that are or may be maintained by the U.S. Government, including sanctions currently imposed against Belarus, Burma (Myanmar), Cuba, Iran, Iraq, Ivory Coast, Liberia, North Korea, Sudan, Syria and Zimbabwe, as well as Specially Designated Nationals and Blocked Persons programs. NAVITAIRE and Customer will comply with U.S. export control and U.S. economic sanctions laws with respect to the export or re-export of U.S. origin goods, software, services and/or technical data, or the direct product thereof.

The parties understand and agree that this Agreement shall not require NAVITAIRE to provide or support services involving Cuba, Iran, Myanmar (Burma), Sudan, Syria, North Korea, or other sanctioned countries, Specially Designated Nationals, and/or Blocked Persons, either directly or indirectly, including through the use of subcontractors.

Prior to providing NAVITAIRE with any goods, software, Deliverables, work, services and/or technical data subject to export controls controlled at a level other than EAR99/AT, Customer shall provide written notice to NAVITAIRE specifying the nature of the controls and any relevant export control classification numbers. NAVITAIRE may decline to receive goods, software, services and/or technical data subject to export controls at a level other than EAR99/AT. Customer shall take steps to ensure that where NAVITAIRE is required to provide any entity/third party with any goods, software, Deliverables, work, services and/or technical data arising from or under the performance of this Agreement, Customer shall take steps to ensure that any such provision of goods, software, Deliverables, work, services and/or technical data to such entity is not subject to restrictions or prohibitions under applicable export control or economic sanctions programs.

NAVITAIRE shall have the right, at its sole discretion, to refrain from being directly or indirectly involved in the provision of goods, software, Deliverables, work, services and/or technical data that may be prohibited by applicable export control laws or economic sanctions programs, without liability to Customer.

8.	Indemnification

8.1	Rights of Customer to Indemnification.

8.1.1

NAVITAIRE shall defend Customer, its Affiliates, directors, officers, and employees (“Customer Indemnitees”) from any third party claim that any product, service, information, materials or other item provided by NAVITAIRE under this Agreement, including, without limitation, the Hosted Services, infringes any third party patent existing as of the date of the delivery of the Hosted Services and/or Deliverables giving rise to the third party claim, copyright or trademark, and indemnify such Customer

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Indemnitees for any damages finally awarded to, or settlement amounts agreed with, the third party in relation to such claim; provided that, however, NAVITAIRE shall have no defense or indemnity obligation under Section 8.1 to the extent any such infringement results from: (i) the use of any software or services provided by NAVITAIRE in combination, operation or use with software or hardware not provided by NAVITAIRE, except that NAVITAIRE’s defense and indemnification obligations under this Section 8 shall apply to any claim of infringement where NAVITAIRE specifically recommended in this Agreement or a Work Order the software or hardware all as a combination; (ii) the use of any Hosted Services System as modified by Customer; or (iii) use of a version of the software included in the Hosted Services System without having implemented all of the updates within a reasonable period after such updates were provided by NAVITAIRE; provided that NAVITAIRE has offered to implement such versions of the software without additional fees or charges, NAVITAIRE has provided express written notice to Customer that such updates are intended to address an alleged infringement, and Customer has failed within 30 days after receipt of such notice to authorize NAVITAIRE to implement such version of the software.

8.1.2	NAVITAIRE shall defend, indemnify, and hold harmless Customer Indemnitees, from and against any and all damages finally awarded to, or settlement amounts agreed with, a third party arising from a claim, action or demand by such third party against a Customer Indemnitee, whether based in whole or in part in contract, tort, negligence, statute or otherwise, to the extent that such claim, action or demand arises from the death of or bodily injury to any person or loss of or damage to real or tangible personal property to the extent directly caused by the negligence or Willful Misconduct of NAVITAIRE, its personnel, agents, or Affiliates during the course of the Services under this Agreement. As used in this Agreement, “Willful Misconduct” means an action undertaken by a party with the malicious intent to cause harm to the other party.

8.2

Right of NAVITAIRE to Indemnification. Customer shall defend NAVITAIRE, its Affiliates, directors, officers and employees (“NAVITAIRE Indemnitees”) from and against any and all damages finally awarded to, or settlement amounts agreed with, a third party arising from a claim, action or demand by such third party against a NAVITAIRE Indemnitee, whether based in whole or in part in contract, tort, negligence, statute or otherwise, to the extent that such claim, action or demand arises from: (a) a claim that any Customer Mark, when used by NAVITAIRE (i) solely as necessary to provide the Hosted Services or as authorized in Section 11, (ii) in the form provided and manner

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approved by Customer, and (iii) as otherwise authorized by this Agreement infringes or misappropriates any third party trademark or other intellectual property, privacy or proprietary right; and/or (b) the death of or bodily injury to any person or loss of or damage to real or tangible personal property to the extent directly caused by the negligence or Willful Misconduct of Customer, its personnel, agents, or Affiliates during the course of receiving the Services under this Agreement.

8.3	Corrective Actions. Without limiting the foregoing indemnification obligations, if any product, service, information, material or other item of the indemnifying party is, or in the indemnifying party’s opinion is likely to be held to be, an infringing material, then the indemnifying party may, at its option: (i) procure the right to continue using it; (ii) replace it with a non-infringing equivalent; (iii) modify it to make it non-infringing; or (iv) if none of the foregoing can be accomplished in a commercially reasonable manner, and after not less than ***** prior notice to the indemnified party, cease using, and require the indemnified party to cease using such item, provided, however, if in the reasonable judgment of either party, such cessation renders it impractical to continue the contractual relationship contemplated hereby, either party may notify the other during such ***** period that it intends to terminate this Agreement immediately. The foregoing remedies constitute the indemnified party’s sole and exclusive remedies and the indemnifying party’s entire liability with respect to infringement.

8.4	Notice and Control of Action. The party seeking indemnification in respect of any actual or potential claim or demand shall notify the other party within ***** after it receives written documents relating to such claim. The indemnifying party shall have no obligation to indemnify the other party to the extent such other party fails to give the notice within the specified period set forth in the preceding sentence and such failure materially prejudices the indemnifying party. The indemnifying party shall have the right, at its sole cost, expense, and liability, to appoint counsel of its choice and to litigate, defend, settle or otherwise attempt to resolve any such claim, provided that the indemnified party shall have the right to consent to any settlement, which consent will not be unreasonably withheld, conditioned or delayed; provided that it shall not be unreasonable for any party to withhold consent to any settlement requiring it or others to agree to admission of wrongdoing or to make payment for which it does not reasonably anticipate to recover in full pursuant to the indemnification hereunder. Upon request, the indemnified party will provide reasonable assistance to the indemnifying party to defend or settle such claim, at the indemnifying party’s expense. The indemnified party shall have the right to participate in the defense and settlement negotiations of such claim through its own counsel at its own expense.

9.	Confidential Information

9.1	Notification. During the Term of this Agreement, either party may receive or have access to technical information, as well as information about product plans

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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and strategies, promotions, customers, and related non-technical business information that the disclosing party considers to be confidential and which is either (a) marked or identified as confidential at the time of disclosure; provided that the Hosted Services System shall in any event be dealt with as confidential information of NAVITAIRE, or (b) is known to the receiving party, or should be known to a reasonable person given the facts and circumstances of the disclosure, as being treated as confidential or proprietary by the disclosing party (with respect to a party its “Confidential Information”).

Notwithstanding the foregoing, the term “Confidential Information” shall not include Customer Personal Data, which is separately defined and addressed in Section 9.5 below, and the terms of this Agreement generally applicable to Confidential Information shall not be deemed to apply to include Customer Personal Data.

9.2	Use and Protection of Information. Confidential Information may be used by the receiving party only in furtherance of the transactions contemplated by this Agreement. Subject to Section 4.8, the Confidential Information may be disclosed to and used only by those employees, agents, subcontractors, service providers and advisors of the receiving party who have a need to know such information for purposes related to this Agreement, including with respect to advising with regards to legal or accounting aspects arising out of or resulting from such party entering into and performing under this Agreement, provided that such agents, subcontractors, service providers and advisors are bound by confidentiality obligations minimally as restrictive as those provided under this Section 9. The receiving party and its agents, subcontractors, service providers and advisors shall protect the Confidential Information of the disclosing party by using the same degree of care (but not less than a reasonable degree of care) to prevent the unauthorized use, dissemination, or publication of such Confidential Information as the receiving party uses to protect its own confidential Information of a like nature and value. The receiving party’s, as well as its agents’, subcontractors’, service providers’ and advisors’, obligation under this Section shall be for a period of ***** after the date of disclosure or ***** from the end of the Agreement term, whichever is greater; provided that the obligation of Customer to refrain from using the Hosted Services System after the termination or expiration of this Agreement shall continue indefinitely.

9.3	Exclusions. Nothing in this Agreement shall prohibit or limit either party’s use of information (other than Customer Personal Data) which it can demonstrate by written evidence was: (a) previously known to it without obligation of

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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confidence; (b) independently developed by it; (c) acquired by it from a third party which is not, to its knowledge, under an obligation of confidence with respect to such information; or (d) which is or becomes publicly available through no breach of this Agreement.

9.4	Subpoena. In the event a receiving party or its agents and subcontractors receives a subpoena or other validly issued administrative or judicial process requesting Confidential Information of the other party, the receiving party shall provide prompt notice to the other of such subpoena or other process in order for the disclosing party to have the time and sufficient opportunity to quash such subpoena or otherwise protect the Confidential Information. The receiving party, its agents and subcontractors, as the case may be, shall thereafter be entitled to comply with such subpoena or process solely to the extent required by law. If a party or its agents and subcontractors is served with a subpoena or other validly issued administrative or judicial process in relationship to the matters contemplated hereby and arising from a proceeding in which the other party is a defendant and the served party, its agents and subcontractors, is not, such other party shall pay all the reasonable out-of-pocket expenses of the served party, its agents and subcontractors, associated with such subpoena or other administrative or judicial process.

9.5	Privacy of Information. NAVITAIRE shall protect Customer Personal Data during performance of the Services in accordance with laws to which NAVITAIRE is subject as a service provider or data processor and any specific written instructions or protocols that are agreed in writing by the parties as may be reasonably needed in order to support Customer’s compliance with laws to which It is subject.

In the event that NAVITAIRE will process Customer Personal Data of EU origin (as those terms are defined by EU Data Protection Directive 95/46/EC), then NAVITAIRE and Customer shall execute the standard contractual clauses for transfers to Processors located in third countries authorized by EU Commission Decision 85/2010 (“EU Model Clauses”). In addition to the foregoing, throughout the Term, NAVITAIRE shall, and shall cause each of its subcontractors that have access to Customer Personal Data to, comply with the Data Protection Procedures Schedule attached hereto as Exhibit I.

10.	Disclaimers and Limitations

NOTWITHSTANDING	ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT:

10.1	NOTHING IN THIS SECTION OR THIS AGREEMENT SHALL LIMIT A PARTY’s EXPRESS OBLIGATIONS TO INDEMNIFY AND DEFEND OTHERS WITH RESPECT TO INFRINGEMENT CLAIMS, NOR SHALL

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ANYTHING IN THIS SECTION OR THIS AGREEMENT LIMIT A PARTY’s LIABILITY FOR ITS FRAUD, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. WILLFUL MISCONDUCT HAS THE MEANING SET FORTH IN SECTION 8.1.2 AND “GROSS NEGLIGENCE” MEANS A DEGREE OF NEGLIGENCE WHICH SHOWS INDIFFERENCE TO OTHERS AND CONSTITUTES AN UTTER DISREGARD OF THE SAFETY OR PROPERTY OF ANOTHER.

10.2	SUBJECT TO SECTION 10.1 AND EXHIBIT L, SECTION 1.2 (AS APPLICABLE), THE AGGREGATE LIABILITY OF NAVITAIRE UNDER OR IN CONNECTION WITH THIS AGREEMENT AND THE PROVISION OF HOSTED SERVICES TO CUSTOMER, REGARDLESS OF THE FORM OF ACTION GIVING RISE TO SUCH LIABILITY (WHETHER IN CONTRACT, TORT, OR OTHERWISE), SHALL NOT EXCEED THE AGGREGATE AMOUNT OF FEES PAID OR OWING BY CUSTOMER FOR SERVICES DURING THE ***** PRECEDING THE MOST RECENT EVENT GIVING RISE TO THE CLAIM (OR IF SUCH EVENT OCCURS IN THE FIRST ***** OF THE TERM, THE ESTIMATED AMOUNTS TO BE PAID IN THE FIRST ***** OF THE TERM); ***** .

10.3	*****

10.4	EXCEPT AS EXPRESSLY PROVIDED HEREIN, EACH PARTY HEREBY DISCLAIMS AND EXCLUDES ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT OF THIRD PARTY RIGHTS BASED ON THE USE OR POSSESSION OF ANY PRODUCT, SERVICE OR RELATED MATERIALS PROVIDED UNDER THIS AGREEMENT BY OR ON BEHALF OF ONE PARTY TO THE OTHER; AND

10.5	WITH THE EXCEPTION OF A PARTY’s LIABILITY FOR ITS FRAUD, ***** OR WILLFUL MISCONDUCT, NEITHER PARTY SHALL BE LIABLE FOR ANY EXEMPLARY, SPECIAL, PUNITIVE, INDIRECT, CONSEQUENTIAL, OR INCIDENTAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, SUCH KINDS OF LOSS OR EXPENSES ARISING FROM BUSINESS INTERRUPTION, LOST BUSINESS, LOST PROFITS, OR LOST SAVINGS) EVEN IF THE PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. NOTWITHSTANDING THE FOREGOING, EXEMPLARY, SPECIAL, PUNITIVE, INDIRECT, CONSEQUENTIAL, OR INCIDENTAL DAMAGES, (INCLUDING LOST PROFITS) PAYABLE TO THIRD PARTIES WILL, WHERE COVERED BY A PARTY’s INDEMNITY OBLIGATIONS SHALL BE DEEMED DIRECT DAMAGES AS BETWEEN CUSTOMER AND NAVITAIRE AND NOT BE SUBJECT TO THE DAMAGES CAP SET FORTH IN SECTIONS 10.2 AND 10.3 ABOVE;

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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10.6	WITH THE EXCEPTION OF THIRD PARTIES EXPRESSLY ENTITLED TO INDEMNIFICATION UNDER THIS AGREEMENT, AND THEN SOLELY TO THE EXTENT OF SUCH INDEMNIFICATION, THIS AGREEMENT IS NOT INTENDED FOR THE BENEFIT OF ANY THIRD PARTY AND NO THIRD PARTY SHALL BE ENTITLED TO ASSERT RIGHTS HEREUNDER.

10.7	WITH THE EXCEPTION OF THE PROVISION SET FORTH IN SECTION 8.1, NAVITAIRE SHALL NOT BE LIABLE FOR ANY CLAIMS OF THIRD PARTIES FOR USE OF THE SERVICES BY OR ON BEHALF OF CUSTOMER OR CUSTOMER AGENTS AND CUSTOMER SHALL DEFEND NAVITAIRE FROM, AND INDEMNIFY AND HOLD NAVITAIRE HARMLESS AGAINST, ALL SUCH CLAIMS.

10.8	NAVITAIRE INTERRUPTED SERVICE WILL NOT INCLUDE DOWNTIME DUE TO DENIAL OF SERVICE (“DOS”) ATTACKS ON CUSTOMER WEB SITES, PROVIDED THAT NAVITAIRE HAS TAKEN COMMERCIALLY REASONABLE EFFORTS TO MONITOR AND MITIGATE AGAINST SUCH DOS ATTACKS.

10.9	EACH PARTY HAS A DUTY TO MITIGATE THE DAMAGES THAT WOULD OTHERWISE BE RECOVERABLE FROM THE OTHER PARTY PURSUANT TO THIS AGREEMENT, BY TAKING APPROPRIATE AND COMMERCIALLY REASONABLE ACTIONS TO REDUCE OR LIMIT THE AMOUNT OF SUCH DAMAGES OR AMOUNTS.

10.10	THE FOREGOING STATES THE ENTIRE LIABILITY OF THE PARTIES WITH REGARD TO THIS AGREEMENT AND THE PROVISION AND USE OF HOSTED SERVICES HEREUNDER. THE LIMITATIONS OF LIABILITY CONTAINED IN THIS SECTION 10 ARE A FUNDAMENTAL PART OF THE BASIS OF THE PARTIES’ BARGAIN HEREUNDER, AND NEITHER PARTY WOULD ENTER INTO THIS AGREEMENT ABSENT SUCH LIMITATIONS.

11.	Publicity

Except as required pursuant to Section 4.11, all advertising, press releases, public announcements and public disclosures by either party relating to this Agreement which includes: (a) the other party’s name, trade names, trademarks, logos, service marks or trade dress (collectively, “Name”); or (b) language from which the connection of such Name may be inferred or implied, will be coordinated with and subject to approval by both parties prior to release; provided, however, that (i) either party may indicate to third parties that NAVITAIRE is providing services to Customer, (ii) Customer grants to

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NAVITAIRE, during the Term of this Agreement, a limited, non-exclusive, non-transferable, revocable, royalty-free license, with no right to sublicense right to use, in accordance with and subject to Section 7.1, Customer’s name, logo or other Customer Mark approved in advance by Customer within an airline “tailfin” shape to indicate that Customer is a customer of NAVITAIRE, and (iii) NAVITAIRE may use Customer as a reference.

12.	Relationship of the Parties

The relationship of the parties under this Agreement is and at all times shall remain that of independent contractors. Nothing in this Agreement or the attached Exhibits shall be construed to create a joint venture, partnership, franchise, employment or agency relationship between the parties to this Agreement, and accordingly, neither party shall represent itself as having, nor does either party have, the right, power, or authority to bind or otherwise create any obligation or duty, express or implied, on behalf of the other party in any manner whatsoever.

13.	No Assignment

Neither party to this Agreement shall have the right to assign this Agreement or any right or obligation hereunder, whether by operation of law or otherwise, without the prior written consent of the other party, provided that (i) NAVITAIRE may assign or delegate obligations therein to any of its Affiliates and/or to any entity that acquires all or substantially all of the assets of NAVITAIRE or to successor in a merger or acquisition of NAVITAIRE; *****.

14.	Force Majeure

14.1	Each Party will be excused from performance under this Agreement (other than obligations to make payments that have become due and payable pursuant to this Agreement) for any period and to the extent that it is prevented from performing any obligations pursuant to this Agreement, in whole or in part, as a result of a Force Majeure Event. If either Party is prevented from, or delayed in performing any of its obligations under this Agreement by a Force Majeure Event, it will promptly notify the other Party by telephone (to be confirmed in writing within five days of the inception of the delay) of the occurrence of a Force Majeure Event and describe, in reasonable detail, the circumstances constituting the Force Majeure Event and of the obligations, the performance of which are thereby delayed or prevented. Such Party will continue to use commercially reasonable efforts to recommence performance whenever and whatever extent possible without delay.

14.2	A “Force Majeure Event” will mean the occurrence of an event or circumstance beyond the reasonable control of a Party, and will include, without limitation: *****, but the foregoing shall only be included as a Force Majeure Event if such party so affected promptly exercises commercially reasonable efforts to overcome or cure such act or condition as soon as possible to the extent it is within its power to effect such cure.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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14.3	In the event that NAVITAIRE is unable to perform due to a Force Majeure Event and Customer does not achieve the Monthly Minimum Segment Guarantee (as defined in Section 1.1.1(a) of Exhibit K) in any month in which such Force Majeure Event prevented performance, NAVITAIRE will upon the conclusion of each such month provide Customer with a credit on NAVITAIRE’s invoice for the following month in an amount equal to portion of the prior month in which the Force Majeure event prevented NAVITAIRE from performing multiplied by the amount of the recurring Service Fees payable by Customer with respect to such ***** based on the Minimum Segment Guarantees for such ***** . For example, if the Force Majeure Event lasts for ***** in a single ***** , Customer shall receive a credit on the next month’s invoice for ***** of the minimum recurring Service Fees for the prior month (i.e., the month in which the Force Majeure Event had its impact) calculated in accordance with Section 1.1.1 of Exhibit K (e.g., Hosted Reservation Services – New Skies bundle, Hosted Web Services, Corporate Website Hosting, Hosted Revenue Accounting Services, Loyalty, and GoNow (Agent and Kiosk)).

15.	Notices

All notices and communications that are permitted or required under this Agreement shall be in writing and shall be sent to the address of the parties as set forth immediately below, or such other address as the representative of each party may designate by notice given in accordance with this Section. Any such notice may be delivered by hand or by overnight courier, and shall be deemed to have been delivered upon receipt.

As of the date of this Agreement, the addresses of the parties are as follows:

	CUSTOMER	NAVITAIRE

Attention:	Chief Accounting Officer With a copy to the Attention of Chief Information Officer	Controller

Address:	Frontier Airlines, Inc. 7001 Tower Rd Denver CO 80249 USA	333 South 7th Street, Suite 1700 Minneapolis, MN 55402 U.S.A.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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With a required copy to the Attention:	Chief Information Officer

Address:	Frontier Airlines, Inc. 7001 Tower Rd Denver CO 80249 USA

Notwithstanding the foregoing, the following shall be sufficient notice by a party to meet any obligations under this Agreement or to preserve any rights by a party related thereto: communications to or from the NAVITAIRE Support Center relating to any Interrupted Service, Emergency or other System Error as contemplated by this Agreement.

16.	Waiver

Neither party’s failure to exercise any of its rights under this Agreement shall constitute or be deemed to constitute a waiver or forfeiture of such rights.

17.	General

17.1	Entire Agreement, Amendments, and Work Orders. This Agreement and its Exhibits constitute the entire agreement between NAVITAIRE and Customer, and supersede any prior or contemporaneous communications, representations, or agreements between the parties, whether oral or written, regarding the subject matter of this Agreement. The terms and conditions of this Agreement may not be changed except by an amendment signed by an authorized representative of each party. Professional Services and Deliverables will be requested in a Work Order, in a form similar to the example attached as Exhibit L, and shall be executed by an authorized representative of Customer and Service Provider.

17.2	Headings and Counterparts. The headings in this Agreement are for the convenience of the parties only and are in no way intended to define or limit the scope or interpretation of the Agreement or any provision hereof. This Agreement may be executed in two or more counterparts, each of which will be deemed to be an original, but all of which together will constitute one agreement binding on the parties, notwithstanding that both parties are not signatories to the original or the same counterpart.

17.3

Applicable Law and Jurisdiction. This Agreement is made under and shall be construed in accordance with the laws of the State of New York without giving effect to that jurisdiction’s choice of law rules. For the sole and exclusive purpose of seeking injunctive relief in accordance with Section 17.5 below, both parties hereby consent and submit to the sole and exclusive jurisdiction of the

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federal courts of the Southern District of New York, in all questions and controversies arising out of this Agreement, and agree that such court is the most appropriate and convenient court to settle any dispute, and accordingly waive the right to argue to the contrary.

17.4	Severability. If any term or provision of this Agreement is held to be illegal or unenforceable, the validity or enforceability of the remainder of this Agreement shall not be affected.

17.5	Dispute Resolution. Any dispute between the parties with respect to interpretation of any provision of this Agreement or with respect to performance by NAVITAIRE or Customer shall be resolved as specified in this Section 17.5.

17.5.1	Upon the request of either party, each party will appoint a designated representative whose task it will be to meet for the purpose of endeavoring to resolve such dispute. The designated representatives shall discuss the problem and negotiate in good faith in an effort to resolve the dispute without the necessity of any formal proceeding.

17.5.2	If the designated representatives do not resolve the dispute within ***** after the request to appoint a designated representative is delivered to a party, then the dispute shall escalate to the Vice President, Customer Operations of NAVITAIRE and the Chief Financial Officer of Customer, for their review and resolution within the next ***** . During such time and in the event the amount subject to dispute is greater than ***** , the amount subject to dispute shall be placed in a mutually agreed escrow account and held there pending resolution of the dispute. All other applicable fees not affected by the dispute are due as specified within this Agreement.

17.5.3	If the dispute is not resolved by the parties under Section 17.5.1 or 17.5.2 hereof, the parties may initiate formal proceedings. With the sole exception of an action seeking only injunctive relief for a breach hereof, any controversy or claim arising out of or relating to this Agreement, or the making, performance or interpretation thereof, including without limitation alleged fraudulent inducement thereof, shall be settled by binding arbitration in New York, New York by one arbitrator in accordance with the Rules of Commercial Arbitration of the American Arbitration Association. Judgment upon any arbitration award may be entered in any court having jurisdiction thereof.

17.5.4	The parties hereby agree that if any dispute or controversy proceeds to arbitration, the arbitrator appointed pursuant to Section 17.5 shall award the prevailing party its costs, including reasonable attorneys’ fees and costs, to the degree of such prevailing party’s success.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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17.5.5	The parties agree to continue performing their respective obligations under this Agreement while the dispute is being resolved; provided, however, if the dispute is regarding nonpayment by Customer, NAVITAIRE shall not be required to continue performance of its obligations unless Customer continues to pay all disputed amounts to NAVITAIRE or to an escrow account structured by agreement of the parties.

17.6	Third Party Procurement. NAVITAIRE has a number of relationships with third party vendors for products and services made available to users of the NAVITAIRE suite. NAVITAIRE utilizes these third party vendors in order to provide a comprehensive offering for the benefit of the customer base. In some cases, NAVITAIRE may receive compensation from these third party vendors.

17.7	Insurance. NAVITAIRE, at is expense, will maintain in full force and effect the following types and limits of insurance:

17.7.1	*****

17.7.2	*****

17.8	Exhibits. The Exhibits attached and listed below are part of this Agreement:

•	Exhibit A: Hosted Reservation Services – New Skies®

•	Exhibit B: (INTENTIONALLY OMITTED)

•	Exhibit C: NAVITAIRE Contacts

•	Exhibit D: Customer Contacts

•	Exhibit E: Powered by NAVITAIRE® Mark

•	Exhibit F: Hosted Web Services — dotREZ — Internet Reservation Framework

•	Exhibit G: Hosted Revenue Accounting Services — SkyLedger®

•	Exhibit H: (INTENTIONALLY OMITTED)

•	Exhibit I: Data Protection Procedures

•	Exhibit J: NAVITAIRE Support Center

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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•	Exhibit K: Price and Payment

•	Exhibit L: Work Order Terms and Form

Exhibits; Order of Precedence. Any conflicts, inconsistencies or ambiguities between this Agreement and any Exhibit or other attachment hereto shall be governed by this Agreement unless the Exhibit or other attachment, making specific reference to a provision of this Agreement, provides otherwise.

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[Signatures on following page.]

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IN WITNESS WHEREOF, NAVITAIRE and Customer, each acting with proper authority, have caused this Agreement to be executed as of the date set forth below.

Signed for and on behalf of:		Signed for and on behalf of:

Frontier Airlines, Inc.		NAVITAIRE LLC

Signature:	/s/ David N. Siegel	Signature:	/s/ [Authorized Signatory]

Printed Name:	David N. Siegel	Printed Name:	[Authorized Signatory]

Title:	President & CEO	Title:	[Authorized Signatory]

Date:	June 24, 2014	Date:

* Upon execution of this Agreement:

1)	Email a copy of the signature page to:
*****

2)	Mail two (2) hard copies of the entire Agreement to:

NAVITAIRE LLC

*****
6322	South 3000 East Suite 100
Salt	Lake City UT 84121

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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EXHIBIT A

HOSTED RESERVATION SERVICES – NEW SKIES®

1.	Definitions

As used in and for purposes of this Exhibit, the following terms shall be defined as set forth in this Exhibit. In the event that there exists any conflict between a definition set forth in this Exhibit and in any definition contained within Section 1 of the Hosted Services Agreement (the “Agreement”), the definition set forth in this Exhibit shall control.

1.1	Ancillary Component means a product or service other than Customer-originating flights sold by Customer using the Hosted Reservation Services. Examples include: an insurance policy purchase, a car hire/rental, a hotel reservation/purchase, an add-on activity such as a 1-hour helicopter tour, souvenir t-shirt, etc. For clarification purposes, Ancillary Components (i) are usually non-flight products or services but can also include flights not provided by Customer, but sold through the Travel Commerce functionality; and (ii) exclude any Segment under this Agreement.

1.2	Authorization Services has the meaning set forth in Section 7.4.1 hereof.

1.3	Availability Request means a request for a fare regardless of booking channel, including but not limited to API, Direct, CRS/GDS, and Web, and is comprised of Standard Availability Calls and Low Fare Availability Calls defined as follows:

a)	Standard Availability Calls which are searches for fares and are calculated as ***** Journey per day searched regardless of booking channel. A search, as requested by the passenger, can be for a single specific date or for a multi-date window. For purposes of illustration, a request for flights from ***** to ***** on ***** would be ***** Availability Request whereas a request for flights from ***** to ***** on ***** and ***** would be ***** Availability Requests.

A round trip or multi-city search to request fares is computed as ***** look for each day searched, for each Journey searched. For purposes of illustration, ***** request for a multi-city circle trip ***** is calculated as ***** Availability Requests (i.e., ***** multiplied by ***** Journeys for the multi-city circle trip). For additional purposes of illustration, ***** request for a round trip ***** is calculated as ***** Availability Requests.

Technical request types that are defined as Standard Availability Calls are GetAvailability, GetTripAvailability, GetUpgradeAvailability, or similarly functioned future calls.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit A - 44

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b)	Low Fare Availability Calls which are searches for fares using Low Fare Finder (as further described in Section 6 below), which return the lowest fare for each day in a series of sequential dates, based upon the Customer configured number of days to search, and are calculated as ***** Availability Request for each set of sequential dates requested, regardless of booking channel. For purposes of illustration, regardless of the Customer configured number of days to search in the Low Fare Finder, for each outbound city-pair/Journey and/or return city-pair/Journey the low fare search in all cases is ***** Availability Request for each requested city-pair/Journey. For additional clarification, ***** request for a round trip ***** for a ***** search is calculated as ***** Availability Request.

Low Fare Availability Calls, when utilized in a multi-city Journey, will be calculated as ***** Availability Request for each passenger requested multi-city Journey. For purposes of illustration, ***** request for a multi-city Journey ***** for a ***** search is calculated as ***** Availability Request.

Technical call types that are defined as Low Fare Availability Calls are GetLowFareAvailability, GetLowFareTripAvailability, or similarly-functioned future calls.

1.4	Change Assistance List (CAL) is a list of passenger changes that occurred since the initial PAL or previous CAL was generated.

1.5	Codeshare, Marketing or Codeshare Marketing Carrier means when Customer markets and sells a flight under its own host airline code and the flight is operated by another airline. A codeshare marketing partner is an airline participating in a codeshare as the Codeshare Marketing Carrier.

1.6	Codeshare, Operating or Codeshare Operating Carrier means when another airline markets and sells a flight under its own host airline code and the flight is operated by Customer. A codeshare operating partner is an airline participating in a codeshare as the Codeshare Operating Carrier.

1.7	Codeshare PNR means a Passenger Name Record, being an individual electronic record with a unique record locator number, containing ***** or ***** passenger names and booked Segments which contains at least one Segment booked via NAVITAIRE’s free-sale codeshare functionality.

1.8	Common Use Airport means an airport whose technology infrastructure including network, hardware, and software is managed by a third party company or organization. Typically common use providers manage a large number of airport infrastructures with a common platform and protocol. SITA CUTE and ARINC MUSE are examples of the larger common use platforms.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit A - 45

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1.9	Confirmed Status means when a reservation has been: (a) systematically acknowledged and accepted in the Hosted Reservation System by issuing a record locator or PNR number; and (b) the PNR has achieved a confirmed state in the Hosted Reservation System via either: (i) application of full or partial payment to the PNR: or (ii) application of an alternative mechanism such that payment for the PNR has been otherwise fulfilled.

1.10	Content Provider means a provider of Ancillary Components sold in a Super PNR or Non-Flight Related Fee Record.

1.11	CRS/GDS/ARS PNR means a Passenger Name Record, being an individual electronic record with a unique record locator number, containing ***** or ***** passenger names and booked Segments which contains at least one Segment booked via a CRS/GDS/ARS using Type B/Teletype Connectivity, or via a CRS/GDS using Type A/EDIFACT Booking Connectivity, or via Web Services/API Connectivity. A CRS/GDS/ARS source is based on unique user code and user type.

1.12	Electronic Ticket (E-Ticket) means the document stored in electronic form, used in lieu of a paper document to be exchanged for the use of transportation and/or related services involving a single carrier.

1.13	Electronic Ticketing (E-Ticketing) means the method used to document in electronic form, the sale of transportation and/or related services for a single carrier in lieu of the issuance of a paper document.

1.14	Electronic Ticketing Interchange and Database Provider means the third party provider that Customer has contracted with to process, exchange and store Customer E-Ticket records.

1.15	Electronic Ticketing Services Agreement (ETSA) means the agreement Customer enters into with the Electronic Ticketing Interchange and Database Provider for Electronic Ticketing services.

1.16	Executive Review Meeting means a formal meeting attended by Customer, NAVITAIRE and any related third party required, in response to non-compliance to the specified service level measures.

1.17	Executive Sponsors has the meanings set forth in Exhibits C and D.

1.18	Interline Electronic Ticket (Interline E-Ticket) means the document stored in electronic form, used in lieu of a paper document, to be exchanged for the use of transportation and/or related services involving more than one carrier.

1.19	Interrupted Service Minutes means, with respect to a given Reporting Period, the total number of minutes during which the Hosted Services experience Interrupted Service as defined in the Agreement, excluding Planned Downtime Minutes. This time is tracked by the minute, rounded up to the nearest minute per incident.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit A - 46

Hosted Services Agreement	FINAL

1.20	Interrupted Service Report has the meaning set forth in Section 7.3.2 hereof.

1.21	Journey means the true origination and destination city pair in a one way request. For example, Flight 100 originates in LAX with a stop in SLC on the way to BOS, where it connects to Flight 200 departing from BOS and arriving in JFK. A request for LAX-JFK on *****, which happens to include both Flight ***** and Flight 200 as the connecting pair, would be one Journey.

1.22	Look to Booked Segment Ratio means the numeric result of the number of Availability Requests divided by the number of booked Segments where the Segment resides in a PNR that has reached a Confirmed Status.

1.23	Low Fare Availability Days means the aggregate number of dates searched in a Low Fare Availability Call, calculated as ***** Low Fare Availability Day per Journey per day within the search parameter configured by Customer. The search parameter provides the range for the number of days on each side of the passenger’s selected date for the Low Fare Finder to query for fares. For purposes of illustration, where the Low Fare Finder is configured by Customer with a search parameter of *****, when the passenger has selected a one-way city pair, the value is calculated as ***** Low Fare Availability Days (***** for the requested booking date and ***** Low Fare Availability Day for each of the ***** on either side of the requested booking date). For additional clarification, ***** request for a round trip ***** if the search parameter is *****, is calculated as *****Low Fare Availability Days.

1.24	Low Fare Availability Average Days per Call means the result of dividing the total number of Customer’s Low Fare Availability Days in the calendar month by total number of Customer’s Low Fare Availability Calls in such calendar month.

1.25	Maximum Availability Requests Allowed means, with respect to any month, the greater of: (a) the numeric result of multiplying the Monthly Minimum Segment Guarantee (determined in accordance with Section 1.1.1 of Exhibit K) by the Look to Booked Segment Ratio; or (b) the numeric result of multiplying the actual booked Segments for the month by the Look to Booked Segment Ratio.

1.26	Minimum System Availability Target has the meaning set forth in Section 7.2.1 hereof.

1.27	Monthly Performance Report has the meaning set forth in Section 7.3.2 hereof.

1.28	MQSeries is a popular system for messaging across multiple platforms including Microsoft Windows, Linux, IBM mainframe and midrange, UNIX, and others. It allows independent applications on distributed systems to communicate with each other.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit A - 47

Hosted Services Agreement	FINAL

1.29	Negotiated Allotment or NegoAllotment means allocation of a Customer’s seats to tour operators, cruise lines, or other non-affiliate third party entity through negotiated contracts.

1.30	Non-Flight Related Fee Record means any data record materially referring to an Ancillary Component that is stored along with its corresponding fee in a PNR rather than as an Ancillary Component.

1.31	Passenger Assistance List (PAL) is a list of Passengers with Reduced Mobility (PRM) for a particular flight and board point.

1.32	Passengers with Reduced Mobility (PRM) are defined by IATA as disabled persons and persons with reduced mobility traveling by air within the European Community.

1.33	Planned Downtime has the meaning set forth in Section 8.2.1(c) hereof.

1.34	Planned Downtime Minutes means, with respect to a given Reporting Period, the total number of minutes in a Reporting Period during which Hosted Reservation Services are unavailable due to: (a) an act or omission of Customer with respect to matters described in Section 7.1 of this Exhibit; (b) an event of Force Majeure; or (c) a planned, scheduled, and approved event including Hosted Services System maintenance during which a particular service, upgrade or Hosted Services System routine requires Planned Downtime as defined in Section 8.2.1(c) hereof. Customer may request the event be rescheduled, providing there is reasonable cause for such a delay. This notification must be made to NAVITAIRE at least ***** in advance of the scheduled event. Planned Downtime Minutes will be tracked by the minute, rounded up to the nearest minute per incident.

1.35	Reporting Period will be a calendar month. The NAVITAIRE Account Manager will measure monthly calculations simultaneous to account reviews.

1.36	Reporting Period Minutes means, with respect to a given Reporting Period, the total number of minutes during such Reporting Period.

1.37	Super PNR means a passenger name record that includes one or more Ancillary Components. For the avoidance of doubt, a Super PNR includes any Ancillary Component regardless of booking source.

1.38	Utilized Availability Requests means the numeric total result of the count of executed Standard Availability Calls and Low Fare Availability Calls.

2.	Scope of Services

NAVITAIRE will provide certain services and support functions during the Term of this Agreement related to the Hosted Reservation Services and related applicable products. Of the available Hosted Reservation Services, Customer has selected the products and/or services outlined in Exhibit K.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit A - 48

Hosted Services Agreement	FINAL

3.	Implementation Services

3.1	Data Center Implementation Services. NAVITAIRE will configure, install, activate, and test the necessary data center hardware and software for providing the Hosted Reservation Services to Customer. Unless otherwise specified, this service does not include communication circuits, wireless data services, or any remote communication devices, including routers or network hardware. Client personal computers, workstations, or other Customer devices connected to the Hosted Services System are the responsibility of Customer and must meet the minimum specifications as required by NAVITAIRE. NAVITAIRE shall notify Customer of such minimum specifications in order for Customer to procure and implement the same on or before the Target Date.

3.2	Virtual Private Network (VPN) Connectivity. If Customer desires to use a virtual private network (VPN) for connectivity to Hosted Reservation Services, NAVITAIRE will evaluate such a request to determine the viability of the use of a VPN connection for either a primary or back-up data circuit. After review, NAVITAIRE will advise Customer if the request is approved and the additional costs that will apply.

3.3	Network Configuration and Design Services. NAVITAIRE will supply recommended technical diagrams and will advise Customer on required network hardware requirements, for client portion of application as necessary. Customer shall have internal or third party network expertise available for the installation and configuration of their required network.

3.4	System integration Services. During the implementation of Hosted Reservation Services and before production use of such services, NAVITAIRE will assist in the assessment of the compatibility of third party hardware and software with the Hosted Services System. Customer shall be responsible for the cost of modifying or replacing any third party systems including hardware and software. For future integration services, NAVITAIRE will, upon request, provide an estimate using the rates as outlined in Exhibit K; however, any services will be provided pursuant to a Work Order.

3.5	Strategic Business Review. NAVITAIRE will conduct a Strategic Business Review to gather information on Customer’s desired use of the Hosted Reservation Services and outline functional capabilities of the Hosted Services System. During the Strategic Business Review, NAVITAIRE will work with Customer to create a project plan and project schedule, including NAVITAIRE and Customer responsibilities, designed to achieve successful completion of the Implementation Services on or before the Target Date.

3.6	Customer Site Installation Services. NAVITAIRE will assist Customer with the installation and testing of the required telecommunications connection between the NAVITAIRE data center and the designated Customer facility. Customer shall be responsible for the cost of troubleshooting or connecting Customer’s internal network. Additional technical support for on-site assistance after the initial conversion to production use of the Hosted Reservation Services shall be quoted on a project basis at the request of Customer using the rates as outlined in Exhibit K.

Exhibit A - 49

Hosted Services Agreement	FINAL

3.7	Initial Training Services. NAVITAIRE will supply the following training at mutually agreed times and Customer agrees to participate in such training for the Hosted Reservation Services:

3.7.1	Core Reservation System Training: Up to a maximum of ***** which may be attended by up to ***** at the NAVITAIRE office located in Salt Lake City, Utah or up to ***** at the NAVITAIRE office located in Manila, Philippines. An additional ***** training will be required if GDS, Codeshare, and/or Interline functionality is implemented. If the training is not held at a NAVITAIRE facility, NAVITAIRE requires that ***** trainers be on-site at the alternate location and additional fees will apply. Also, if training is not held at a NAVITAIRE facility, *****. All training will be conducted in English. Topics will include use of SkySpeed, Airport Check-in, Irregular Operations, Flight Scheduling and Fare Maintenance, and Reservations and Supervisory Features. Customer must complete basic computer familiarization and Windows training for all trainees before the initial training.

3.7.2	Web Services Training: Up to ***** which may be attended by up to ***** of Customer’s technical employees at the NAVITAIRE offices in Salt Lake City, Utah. The course includes time for hands-on development.

Please note that the Web Services Training has been designed with the assumption that the developer(s) performing the carrier customization has a base level understanding of the Microsoft ASP.NET technology and knowledge of C# (C-sharp), XML, XSLT, HTML, and CSS. If additional assistance is reguired for this base understanding or additional development support after the course, the NAVITAIRE Professional Services organization can be engaged via a work order.

3.7.3	Data Store Products Training: Up to ***** of technical training which may be attended by up to ***** Customer technical employees at Customer’s location. At least ***** NAVITAIRE trainer will provide the trainings requested on-site at Customer’s location. The course covers the data model, performance tuning, use of the Data Warehouse, replication, and how to avoid impacting the replication process. Classroom requirements for the on-site Data Store training are located in the Data Store course syllabus.

3.7.4	GoNow Agent Training: Up to a maximum of ***** which may be attended by up to ***** Customer employees at the NAVITAIRE offices located in Salt Lake City, Utah.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit A - 50

Hosted Services Agreement	FINAL

3.7.5	Travel Commerce Training: Up to a maximum of *****which may be attended by up to ***** Customer employees at the NAVITAIRE offices located in Salt Lake City, Utah.

3.7.6	Loyalty Training: Up to a maximum of ***** which may be attended by up to ***** Customer employees at the NAVITAIRE offices located in Salt Lake City, Utah.

3.7.7	Launch Support: Up to ***** with up to ***** NAVITAIRE employees on-site with Customer, leading up to and through the cutover to the production use of the Hosted Reservation Services.

3.7.8	Manuals: Customer will be provided an electronic copy of the user reference manuals in Adobe Acrobat (PDF) format for download via the NAVITAIRE Customer care web site available at https://customers. navitaire.com or by CD. Technical specification and technical reference manuals are for internal NAVITAIRE use only, unless otherwise specified in this Agreement or by other arrangement. All materials provided by NAVITAIRE are in the English language unless otherwise specified within this Agreement.

3.7.9	Customer’s Travel Costs: *****.

3.8	Project Reporting. During the course of Implementation Services, the NAVITAIRE Project Manager will provide Customer with: (a) Weekly Project Plan Update and Status Report; (b) Weekly Updated Issues/Resolution List; and (c) Executive Summary.

a)	Weekly Project Plan Update and Status Report. Weekly status reports will be transmitted to Customer on a weekly basis during the provision of Implementation Services. This report will include updated status on the implementation process and an updated project plan. A list of the following week’s tasks and goals will be included in the report.

b)	Weekly Updated Issues/Resolution List. Weekly updated issues/ resolution lists will be forwarded to Customer on the same schedule as the Weekly Project Plan Update and Status Report. The Issues/Resolution List will include specific additional items discovered in the project analysis, or critical issues that deserve heightened priority apart from the project plan. The Issues/Resolution List will include the task, the responsible party, date, open/close status, priority, and date of closed task. Every issue will be given a priority relative to a mutually agreed priority with Customer. Priorities will be ranked 1-5, 1 being most critical. Below is a description of each priority:

•	Priority 1 – Urgent. All issues included in this priority are deemed critical and will be given priority attention. These issues may affect a milestone or dependency related to the completion of conversion services. Issues in this category are critical to resolve prior to other project dependencies and milestones being completed.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit A - 51

Hosted Services Agreement	FINAL

•	Priority 2 – High. Issues included in this priority may affect the Target Date and require resolution prior to the completion of conversion services and require resolution prior to the completion of conversion services.

•	Priority 3 – Medium. Issues included in this priority are not required prior to completion of conversion services, but must be finished prior to the end of Implementation Services.

•	Priority 4 – Low. These items are not critical to either the completion of conversion services or Implementation Services but require monitoring for subsequent follow up or entry into NAVITAIRE’s Internet based customer support tool.

•	Priority 5 – Excluded. These items are deemed excluded and are either unnecessary or may be addressed in a business process change or work-around.

c)	Executive Summary. An Executive Summary will be provided to both the NAVITAIRE and Customer Executive Sponsors upon reaching critical milestones. These milestones will be established mutually with Customer as the final project plan has been established.

3.9	Implementation Services Time Frame

3.9.1	During the course of planning discussions related to this Agreement, NAVITAIRE acknowledges the Target Date as requested by Customer for completion of applicable portions of the Implementation Services. The Target Date for completion of the Implementation Services is no later than *****. NAVITAIRE and Customer will detail dates and dependencies of the project plan, as summarized in the table in Section 3.9.2 below, in order to confirm the Target Date achievability.

3.9.2	Upon receipt of the Implementation Fees due at signing and subject to Section 4.1 of the Agreement, NAVITAIRE agrees to perform the Implementation Services within the time frame preceding the Target Date. NAVITAIRE further agrees to initiate, mutually with Customer, project-scope-analysis and project-planning communication to establish the final schedule for Implementation Services consistent with the Target Date.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit A - 52

Hosted Services Agreement	FINAL

The following table outlines the key milestone activities that will be discussed during the Strategic Business Review:

Key Milestones and Supporting Tasks		Primary Responsibility		Duration to Complete	Milestone Dependency
		Navitaire	Customer
*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit A - 53

Hosted Services Agreement	FINAL

3.9.3	Customer understands that the Target Date is subject to change upon mutual agreement of the parties; as such date is dependent on, among other matters, certain third party agreements/activities on behalf of both Customer and NAVITAIRE. These third party agreements/activities may include, but are not limited to, the following:

•	Airport facility use agreements.

•	All telecommunications and data circuits.

•	Credit card settlement and authorization agreements.

•	Centralized Reservation System/Global Distribution System/Airline Reservation System (CRS/GDS/ARS) agreements and host provider(s) certification process.

•	Content Provider agreements and certification process.

•	Data conversion systems.

•	Bilateral agreements for marketing codeshare terms with other airline partners.

•	Codeshare marketing partner host provider certification process.

•	IATA carrier code assignment.

Customer will immediately establish a primary technical Project Manager contact that will be assigned to interact with the Project Manager appointed by NAVITAIRE. Failure to appoint this individual will jeopardize the delivery of Implementation Services by NAVITAIRE.

3.9.4	Upon ‘Go Live’, Customer is expected to fully open functionality to the public. If Customer requests a two phase launch (e.g., initial “soft launch” for limited release), Customer must recognize that the appropriate NAVITAIRE resources may not be available for appropriate on-site or data center support for a second launch. Additional implementation fees will apply for any two phase launch scheme.

3.9.5	Upon completion of the Implementation Services as described in this Exhibit A, Section 3, NAVITAIRE will provide written notification to the Customer Account Liaison named in Exhibit D, Section 2.

3.10	Data Conversion

3.10.1	Conversion Services. If Customer has been using a third party reservation system, Customer will be responsible for converting existing reservations data into the required Hosted Reservation Services format. Hosted Reservation Services file format requirements and specifications are available to Customer upon request.

3.10.2	Data Conversion Assistance. If Customer desires assistance with data conversion services from a third party reservation system, NAVITAIRE will review this request, and if accommodated, such assistance will be provided pursuant to a Work Order.

Exhibit A - 54

Hosted Services Agreement	FINAL

3.11	Reservations History Capture for Third Party Revenue Management Systems

If Customer is not yet using a revenue management system, or is using a third party revenue management system, additional fees will apply to capture reservations booking history data from Hosted Reservation Services. Applicable charges are outlined in Exhibit K.

4.	Data Circuits

4.1	Primary and Backup Data Circuits. Customer shall be responsible for all telecommunication circuits used by Customer in connection with the transmission of data between the Hosted Services System and Customer’s site(s), as stated in Section 4.10 of the Agreement.

4.2	Facility Locations. The facility locations provided for in this Agreement are as follows:

•	The NAVITAIRE Hosted Reservation data center will be located in Minneapolis, Minnesota.

•	Customer’s primary facility will be located in Denver, CO.

5.	New Skies by NAVITAIRE Functionality Included in Hosted Reservation Services

The following tables itemize the base and optional functionality and features available as of the Effective Date of this Agreement. The actual optional functionality to be provided under this Agreement is as identified in Exhibit K. This functionality list may be modified or expanded in the future based upon new releases, provided that no material functionality will be eliminated unless mutually agreed with Customer and NAVITAIRE.

Exhibit A - 55

Hosted Services Agreement	FINAL

Hosted Reservation Services – New Skies

Base Functionality

SkySpeed – Call Center Reservation System

General Features – SkySpeed

•	Graphical reservations screens

•	Fee entry and payment collection

•	On-demand itinerary print capability

•	Auto-queue capability.

•	Role-based user security

General Features – Availability and Fare Look-up

•	Search for travel components (flight, train, bus, ferry, etc.) and fare availability according to multiple search criteria.

•	Display travel components (flight, train, bus. ferry, etc.) and fare results, including Real-time pricing and availability

•	Interactive calendar

•	Graphical display of price by passenger type, fees and taxes, multiple currencies, fare rules, manifest and SSR availability Multiple-airport cities (MAC) functionality.

General Features – SkySpeed Booking Module

•	Book, change, divide, and cancel reservations.

•	Book unlimited number of passengers per PNR as defined by role

•	Reserve unlimited number of travel Segments per passenger, per PNR

•	Book multiple flight connections.

•	Book non-revenue and revenue standby passengers

•	Override fares dependent on user security settings.

•	Assign multiple Special Service Request (SSR) codes to individual passengers based on availability.

•	Add individual passenger identification documents.

•	Optional seat map display showing actual seat availability

•	Optional pre-assigned seating.

•	Associate seat fees with pre-assigned seats

•	Dynamic seating legend to display seat properties.

•	Store multiple addresses and phone numbers on a single booking.

•	Auto-populate name and address from stored phone numbers

•	Issue itinerary at the airport or station, or by mail, fan, email or XML feed to the desired system

•	Multiple language support for itinerary printing.

•	Carrier defined mandatory comments.

•	Ability to create Agent and carrier defined Freeform, Manifest, and Itinerary comments.

•	Display of Real-time travel status Information (e.g., FLIFO).

•	Move passengers to new travel components.

•	Apply promotion codes to bookings.

•	Use vouchers as payment on bookings.

•	Apply discount codes for selected passenger(s) on a booking.

•	Apply penalty fees at the PNR and passenger level.

•	Auto-assign seats at the passenger and booking level, with Intelligent Seating for optimal seat selection,

•	Quick search options to retrieve PNRs.

•	View available and expired fares within a date range.

•	Direct refunds to spoilage fees so they are not refunded to passengers.

•	Directional fares

•	Place traffic restrictions on flight routes according to IATA standards.

•	Support for Change of Gauge on equipment (aircraft, train, bus, and ferry).

•	Support for payment by installments.

Exhibit A - 56

Hosted Services Agreement	FINAL

General Features – Customer Management

•	Manage customer profiles, including personal information, travel preferences and booking information.

•	Support for system-generated and third-party Customer IDs

General Features – Travel Agent Support

•	Support for travel agency, corporate and third-party profiles.

•	Automatic entry of travel agency, corporate or third-party organization ID upon agent login.

•	Private fares and fare discounts based on organization.

•	PNR retrieval using CRS, GDS and third-party record locators.

•	Support for parent/child relationships within travel agencies.

General Features – Airline Specific PNR Preferences

•	Configure which fields are required, optional and disabled for passenger information, contact information, payment information and customer profile information.

•	Automatically place bookings on hold for declined credit cards (configurable).

•	Configure validation for phone number format.

•	Auto-populate city and state based on postal code (US & Canadian postal codes).

•	Configure default booking values for country, language, culture and nationality.

General Features – Agent and Airline Support Tools

•	Create and manage system agents.

•	Apply role-based permissions to agents and agent groups.

•	Password-protected login for individual agents.

•	Temporary supervisory login to perform secure functions.

•	Configurable logoff time value for inactive sessions.

•	Scratch pad for call-specific notes.

•	Customizable reference system to maintain and manage carrier policy and procedure information.

•	Online help documentation.

•	Password-protected queue access.

dotREZ – Internet Reservation Framework

General Features – dotREZ – Internet Reservation Framework

The dotREZ internet reservation framework consists of a platform and toolkit to facilitate Customer’s construction of internet booking components which interface with the Hosted Reservation Services.

dotREZ Configurable Templates are made available to Customer to use as a reference when customizing and branding Customer’s internet portal.

The specific building components which can be used by Customer to build Customer’s internet reservation platform consist of the following, by category.

Booking Functionality

•	Book, change and cancel reservations for trip types of one-way, round-trip or open jaw travel, which may comprise multi-leg or multi-Segment travel components.

•	Assign multiple Special Service Request (SSR) codes to passengers, based on Customer’s configuration of the SSR and its associated fees and availability of the SSR at the time of passenger’s booking.

•	Display selected travel components and fares prior to purchase.

•	Display confirmed or held bookings, including booking details.

Pricing/Promotions Functionality

•	Display single or multiple fares per travel component.

•	Display “Discounted Web” and “Regular Price” comparisons (“Strikethrough Pricing”).

•	Display summary and detailed price quotes, including fee and tax breakdown.

•	Online redemption of promotion code discounts and vouchers.

•	Support utilization of promotional fares/discounts activated within SkyFare.

Passenger/Contact Functionality

•	Assign passenger type based upon passenger title.

•	Support entry of Passenger and contact information, using configurable drop down lists, input boxes, and required fields.

Exhibit A - 57

Hosted Services Agreement	FINAL

Availability Functionality

•	Support multiple-airport cities (MAC).

•	Display product class or class of service.

•	Utilize passenger information stored in the Hosted Services System to generate route-aware origin and destination lists.

•	Support availability for either single day or date ranges.

•	Search by lowest fare in market for a number of days out using Low Fare Finder.

Payment Functionality

•	Interface with SkyPay to facilitate credit card validation and authorization by Customer’s third party providers).

Travel Agency Functionality

•	Support discounts, promotions, commissions, and registration for travel agencies and corporations.

•	Support ability for unregistered/unrecognized agencies to book prior to carrier validation.

•	Support individualized logins for agents within a travel agency/corporation

•	Display travel agency/corporate ID and contact information on bookings.

Seat Functionality

•	Display customizable, graphical seat map.

•	Support dynamic, unique seat map with seat properties for each travel component.

•	Support seat selection from: 1) system-assigned based on passenger preferences and Intelligent Seating algorithms; or 2) seat map.

•	Assign seat fees and SSR fees.

Technical Functions

•	Ability to customize graphics and HTML display elements (“look and feel”) in the presentation layer

•	.NET ASP.Net MVC Framework supports Ajax, XML/JSON interfaces

•	Utilizes data as set up by Customer in Utilities:

•	Market data (origin and destination airport codes, currency codes and time zone settings

•	Lists and codes for aircraft types and credit cards,

•	Contact information lists (for example, states/provinces, and countries),

•	Itinerary distribution options (for example, email, fax, print),

•	Local time settings by city.

•	Support for localization (multiple languages) through customization libraries.

•	Ability to retrieve and view traveled bookings for registered members.

•	Ability to validate form elements using JavaScript.

•	Allows for optional secure SSL encryption, no encryption, or both (generally compliant with secure SSL encryption).

•	Ability to link to external pages, such as third-party payment providers and loyalty programs.

Limitations and Exclusions

•	dotREZ requires the use of web session locking, per NAVITAIRE and Microsoft® recommendations and practices

•	dotREZ posting by NAVITAIRE is not included within the scope of Hosted Reservation Services. If Customer wishes NAVITAIRE to host dotREZ, Customer shall procure Hosted Web Services and NAVITAIRE shall host dotREZ in accordance with and subject to the Service Levels set forth in this Agreement.

•	Strikethrough Pricing is not compatible with All Inclusive Pricing.

•	The functionality is limited to a set of tools that Customer may use to create a custom function (e.g., Customer Website).

•	Customer, and not NAVITAIRE, is responsible for the operation/performance of such custom function and such custom function is not considered as part of the Services for purposes of this Agreement.

•	In the event the parties enter into a Work Order for NAVITAIRE to perform Professional Services to do the initial development and / or additional modifications for the Customer Website, the parties hereby agree that such Work Order shall specify the scope for the development of the custom functions. Unless NAVITAIRE and Customer agree in a separate Work Order issued pursuant to Exhibit L, NAVITAIRE shall have no responsibility to assist Customer in the development of any custom functions.

Exhibit A - 58

Hosted Services Agreement	FINAL

SkySchedule – Scheduling Application

General Features – SkySchedule

•	Create and maintain schedules.

•	Re-accommodate passengers to other travel components – flight, train, bus, ferry, etc.

•	View PNR(s) and passengers affected by a schedule change.

•	Create non-stop travel components.

•	Create direct and/or connecting, multiple-leg travel components.

•	Maintain routing mileage table for reporting.

•	Maintain and compare multiple schedules.

•	Change travel time, flight/train number, status, equipment type, and cabin/car configuration.

•	Automatically update cabin/car configuration based on Authorized Unit (AU) changes.

•	Maintain automated or user-defined schedule change queuing.

•	Create and modify preliminary schedules offline prior to activation.

•	Display detailed inventory and change history.

•	Configure availability display for Real-time travel component modifications.

•	Print schedules.

•	Maintain carrier-specific cities or airport/station codes in the airport/station table.

•	Generate schedules in industry-standard formats.

•	Import and export SSIM files.

•	Maintain standby priority of a re-accommodated passenger.

•	Create a preliminary schedule for comparison of active schedule.

•	Flag certain travel components and indicate whether they are for general use or not.

•	Dynamic seating legend to display system and custom seat properties.

•	Create circle travel components.

•	Support for travel segments crossing the International Date Line.

General Features – Fare and Inventory Management – SkyFare/SkyManager

•	Support for multiple currencies.

•	Set the booking default currency based on origin city.

•	Create and maintain fare rules.

•	Apply advance purchase requirement.

•	One-way, return (round-trip), and open jaw fares.

•	Apply seasonality criteria to fares.

•	Specify minimum number of passengers required.

•	Specify day-of-week stay over requirement.

•	Specify minimum/maximum stay requirement.

•	Specify combinability rules.

•	Specify directional fares.

•	Specify travel date and sales date restrictions.

•	Specify valid passenger discount types.

•	Organization-specific fares.

•	Fare branding to bundle distinct services with a recognized product name.

•	Combine base fare, sales taxes, and travel fees for end user display (excludes GDS).

•	Maintain discrete fare classes (unaffected by standard nesting rules).

•	Create and modify fares using file import/export.

•	Apply global fare changes.

•	Differentiate between CRS/GDS and internal AU application.

•	Support for revenue management interface files.

•	Define fare classes and fare access by user role.

•	Role- and fare-based hold settings.

•	Validate standby fare classes.

Exhibit A - 59

Hosted Services Agreement	FINAL

•	Greats and maintain SkySpeed and dotREZ fare rule files for passenger advice.

•	Create and maintain fee types, descriptions, amounts, and currencies

•	Negative fees.

•	Refunds.

•	Implement availability status (AVS) RECAP and/or RESYNC either automatically or manually Manage AU(s) at a leg and route level.

•	Run a pending batch of fares manually, on demand.

•	Negotiated space functionality for third parties, such as tour operators.

SkyPay – Payment Processing and Settlement

General Features – SkyPay – Payment Processing and Settlement

•	Create and maintain payment types.

•	Enter multiple payments on an individual PNR.

•	Allow PNR(s) to be ended with partial payment, based on role.

•	Allow PNR(s) to be ended with a negative balance.

•	Authorize credit cards manually; with processor approval.

•	Restrict refunds by payment type and/or user group.

•	Reverse a previously-entered payment.

•	Support credit card processing as outlined in Section 0 of Exhibit A of this Agreement

•	Select bank direct payments via SkySpeed and dotREZ. (Settlement is dependent on Bank file )

•	Require AVS and CVV for payment verification purposes via dotREZ and/or SkySpeed (AVS is not supported in all regions.)

•	Support the configuration and storage of data related to installment payments.

SkyPort Airport Check-in System

General Features – SkyPort – Airport Check-in System

•	Check in one or more passengers on the same PNR at the same time.

•	Board one or more passengers on the same PNR at the same time.

•	Issue boarding passes and bag tags for standby passengers.

•	Display travel segment data and remarks.

•	Open, close, and lock travel segments (flight, train, bus, ferry, etc.).

•	Create and modify PNR(s) in Real-time.

•	Associate or disassociate passengers with customer credit files.

•	Display passenger lists, such as confirmed, standby, connecting, no-show, same PNR, etc.

•	Display list of travel segments according to numerical order of flight/train/bus/ferry.

•	Make changes to passenger information directly on the PNR.

•	Change the priority code of standby passengers.

•	Print passenger manifests.

•	Print passenger receipts/itineraries to peripheral boarding pass printers. (Supported printers may be found under Customer Responsibilities; Equipment Specifications).

•	Display passenger ticket numbers on boarding passes.

•	Scan boarding passes to print bag tags.

•	Automatic generation and printing of bag tags.

•	Pre-assigned seating.

•	Assign seats or change seat assignments.

•	Hold or block seats.

•	Dynamic seating legend to display seat properties.

•	Support for multiple equipment configurations.

•	Assign or remove SSR codes.

•	Display multiple SSR codes assigned to a passenger.

•	Add SSR fees after Check-in.

•	Assign a voucher to a passenger.

Exhibit A - 60

Hosted Services Agreement	FINAL

•	Input and retrieve Flight Following information.

•	Re-accommodate passengers for irregular operations (IROP).

•	Maintain checked and boarded status on international flights during an irregular operation (IROP).

•	Create ad hoc connections between cities and markets where connections are not routinely created (IROP).

•	Allow or restrict agents from checking in selected passengers.

•	Allow or restrict the ability for agents to log in to a location other than the assigned default location.

•	Display historical manifests, including checked and no-show passenger details.

•	Report gender count and weight categories for passenger-driven weight-and-balance calculation.

•	Support for station add/collects.

•	Support for cash-out sales by agent.

•	Support for agent login security, Display daily station-specific note pages for company updates.

•	Customizable reference system for carrier policies and procedures.

•	Online help system.

•	Agent reports, Flight Following, Irregular Operations (IROP), and message generation (internal and Teletype).

•	Display inventory.

•	Cancel or suspend inventory.

•	Support for ARINC/MUSE and SITA/CUTE (certification required).

•	Allow or prevent agents from viewing or editing passengers who are on Lock or Warning queues.

•	Specify the amount of time allowed to open or close travel segments after departure.

•	Prompt for AU updates during equipment swap.

•	Generate outbound BSM messages.

•	Accept and process MVT messages for travel segment information updates.

•	Support the configuration and storage of data related to installment payments.

•	Transmit APIS data to government authorities via EDIFACT messaging. (NAVITAIRE APIS solution has been certified by customers with U.S. and Canadian customs authority. APIS requirements from other countries may require additional development and testing.)

•	Address in country/CBP – APIS enhancements. (NAVITAIRE APIS solution has been certified by customers with U.S. and Canadian customs authority. APIS requirements from other countries may require additional development and testing.).

•	Includes the NAVITAIRE Terminal Emulator, which is required to access SkyPort.

New Skies Reports – Reporting System

General Features – New Skies Reports

•	Run reports “on-demand” on the NAVITAIRE Reporting platform.

•	Reports may be exported in various data formats, including CSV (Comma Delimited), XML, and PDF. (Microsoft Excel can open and import CSV and XML file formats.)

•	Detail reports that generate output based on a user-specified time frame can produce at least one full day of detail data.

•	Summary reports that generate output based on a user-specified time frame can produce up to one month of summary data.

•	Option to request NAVITAIRE report development at an additional charge.

•	Report files generated by the New Skies Reports subscription functionality will be retained for up to fourteen (14) days from the date they are generated.

General Features – Standard Reports

The following is an alphabetical list by function, which contains a description of the standard reports available as a part of the Hosted Reservation Services. These reports may be added to, deleted, modified, changed, eliminated or substituted for at the discretion of NAVITAIRE at any time. The reports are viewed online via a browser interface.

Exhibit A - 61

Hosted Services Agreement	FINAL

Accounting General

•	AG Payments – Displays information about activity within a travel agency during a specified period of time.

•	Agency List – Displays information about the travel agency, corporate or Air Travel Organizer’s License (ATOL) accounts that have been entered for your carrier.

•	Agency List Summary – Displays a summary view of the agencies associated with your carrier.

•	Availability Information – Displays flight availability information, including lid, capacity, seats sold.

•	Bank Reconciliation – Reconciles bank transactions.

•	Bookings By Agent Detail – Provides detailed information on bookings made by individual booking agents.

•	Cancellation After Travel Date – Displays passenger and fare information about cancelled booking segments.

•	Checked Baggage – Displays baggage information for flights.

•	Checked In Passengers By Fare Class – Displays the total number of passengers by fare class who were checked-in.

•	Commissions Incurred – Provides commissions information for each of the travel agency that generates bookings for your carrier.

•	Credit File Commissions – Displays commission information on travel agency bookings.

•	Credit Shell File – Displays credit shell/file activity and balances.

•	Credit Shell File Expired – Lists expired credit files and credit shells.

•	Customer ID By Flight – Displays the customer IDs associated with passengers booked on a selected flight.

•	Daily Agency Charges – Displays the number of charges and activity performed by each agency during a specified day

•	Enplanement Deplanement – Displays either enplanements or deplanements by airport.

•	Fare Overrides – Displays fare override information by agent.

•	Fees And Discounts – Displays passenger-level service fees, SSR fees, seat fees, and penalty fees.

•	Fees And Discounts By Date – Displays fees that were manually added to the booking.

•	Fees And Discounts By Location And Agent – Displays fees that were manually added to the booking by location and by agent.

•	Fees And Discounts By Location And Fee Type – Displays fees that were manually added to the booking by location and by fee type.

•	Gender Count By Fare Class – Lists and breaks down passenger information by fare class.

•	Generic Tax History – Displays information about the selected tax.

•	Net Sales – Summarizes net sales figures.

•	No Shows – Displays the names, PNRs, flight dates, and flight numbers for no-show passengers.

•	Payment Detail – Displays information about payments made.

•	Payment Detail Consolidation – Displays information about payments made and is further organized by booking source.

•	Payment Receipts – Displays information about all payments made on the payment approval date.

•	Payment Receipts Restricted – Displays information about all payments made on a specified date Payments By Batch Code – Displays information on the batch codes used to make payments on bookings.

•	PNR Out of Balance – Queries for reservations that have a credit and/or balance due.

•	Refunds – Displays refunds made by specific departments.

•	Sales Exceptions – Displays the information on PNRs when the balance of the PNR and the payments made differ.

•	Seat Assignments By Agent – Provide the total number of seat assignments made by specific agents.

•	Segment Activity By City Pair – Displays information on confirmed and/or unconfirmed booking amounts and passenger totals by city pairs.

•	Segment Activity By Flight Date – Displays information on segment activity by flight date.

•	Segment Activity Detail – Displays information on segment activity for a specific date or date range.

Exhibit A - 62

Hosted Services Agreement	FINAL

•	Segments By Agent – Shows the number of segments that were created or cancelled during the period and the charges associated with those segments made by individual agents.

•	Unapproved Payments – Displays all payments, by payment type that have not been approved

•	US Security Fees – Provides information required by the TSA.

Accounting – Travel Agency Specific

•	Account Charges – Displays charges to agency accounts.

•	AG Payments – Displays information about activity within a travel agency during a specified period of time.

•	Agency List – Displays information about the travel agency, corporate or Air Travel Organizer’s License (ATOL) accounts that have been entered for your carrier.

•	Agency List Summary – Displays a summary view of the agencies associated with your carrier.

•	Commissions Incurred – Provides commissions information for each of the travel agency that generates bookings for your carrier.

•	Daily Agency Charges – Displays the number of charges and activity performed by each agency during a specified day.

•	Travel Agency Aging – Determines the outstanding and/or unused amounts for an agency as of the report date

•	Travel Agency Payments – Displays information on payments made by an agency.

Add-on Services

•	Ancillary Services Detail – Generates detailed information on car rentals, insurance, and hotels.

•	Ancillary Services Summary – Generates summary information on car rentals, insurance, and hotels.

•	Car Rental – Displays information on car hire auxiliary services.

•	Insurance – Tracks the amount of revenue generated by passengers purchasing insurance.

Booking

•	Bookings by Agent – Displays total bookings created by an agent.

•	Bookings By Agent Detail – Provides detailed information on bookings made by individual booking agents.

•	Bookings By Agent Detail Restricted – Provides detailed information on bookings made by individual booking agents restricted by the agent’s location and domain.

•	Bookings By Agent Restricted – Provides detailed information on bookings made by individual booking agents restricted by the agent’s location.

•	Bookings By Fare Class with Equipment – Displays passenger/segment booking and fare totals by fare class.

•	Bookings By Agent Restricted – Provides detailed information on bookings made by individual booking agents restricted by the agent’s location.

•	Bookings By Fare Class with Equipment – Displays passenger/segment booking and fare totals by fare class.

•	Bookings By Market – Displays passenger totals, booking amounts, and average fares for individual markets

•	Bookings By Origin – Displays segment booking information (total segments and fare amounts by currency) for each originating city.

•	Bookings By Schedule – Monitors bookings for a specified origin/destination (city pair) on a specific date.

•	Bookings By Source – Provides a count of active (not cancelled) booking Segments and Journeys by booking source or channel.

•	Booking Statistics – Determine flown and unflown revenue by booking source.

•	Bookings By Time – Displays booking information in hourly increments.

•	Days Out Bookings – Displays information about segment bookings made on a specific date, the number of segments sold in future dates following the selected booking date, and the actual travel date when these bookings were made.

•	Duplicate Bookings – Lists different PNRs for the same flight and date that contain identical passenger names

Exhibit A - 63

Hosted Services Agreement	FINAL

•	E-Ticket On Demand – Displays information on the dates E-Tickets were issued for billing purposes.

•	Group Bookings Out of Balance – displays information on group reservations that have a credit and/or balance due – Net Booking Transactions – determines revenue from confirmed bookings by booking source using the date created.

•	Transaction By Channel – Provides booking, segment, and availability call transaction counts that are used to generate monthly invoices for billing.

Codeshare

•	IATCI Reporting – Provides Inter Airline Through Check-in (IATCI) data to carriers expanding their existing code share partnerships with other airlines.

Department of Transportation (DOT)

•	DOT Non Stop Market – Displays non-stop market information required by the U.S. Department of Transportation.

•	DOT On-Fight Market – Displays passenger totals for flown flights required by the U.S. Department of Transportation.

Inventory

•	Cancelled Inventory With Passengers – Provides the number of passengers who may need to be re-accommodated to another flight due to a cancellation.

•	Flight Capacity Lid – Displays information on seat capacity (or lid) and availability.

•	Flight Schedule – Displays scheduled departure cities and times for flights

•	Inventory Capacity – Lists capacity, lid, net seats sold, and seats sold today for flights

•	Load Factor Search – Displays load factor information.

•	Seat Property Match – Displays counts of how many passengers requested seat assignments and how many got the seats they actually requested.

•	Seating Exceptions – Designed to identify PNRs with particularly low match rates on desired properties.

•	Seats Sold By Cabin – Displays the number of seats sold, and fare amounts, by cabin.

•	Seats Sold By Fare Class – Displays the number of seats sold in each fare class.

Management Performance

•	City Pair Load Factor – Provides information about the productivity of flights servicing different city pairs.

•	Flight-Specific Load Factor – Displays flight specific load factor information.

•	Revenue By Flight – Displays revenue by average seat mile/kilometer for each date and for individual flights.

Marketing

•	Promo Codes By Booking Date – Displays information on PNRs with promotion codes by booking date.

•	Promo Codes By City Pair – Displays information on promotion codes by city pairs.

Operations

•	Availability Information – Displays flight availability information, including lid, capacity, seats sold and GDS triggers for selected flights on selected dates.

•	Checked Baggage – Displays baggage information for flights.

•	Checked In Passengers By Fare Class – Displays the total number of passengers by fare class who were checked-in.

•	Flight Line – Displays passenger counts for a specific flight on a specified date.

•	Flight Load – Displays passenger totals for flights.

•	Flight Manifest – Displays passenger information for selected flights.

•	Flight Schedule – Displays scheduled departure cities and times for flights.

Exhibit A - 64

Hosted Services Agreement	FINAL

•	Flight-Specific Load Factor – Displays load factor information.

•	Gender Count By Fare Class – Breaks down passenger information by fare class.

•	IROP And Moved Passengers – Lists all PNR’s that have been moved by IROP.

•	Lock List – Allows you to print all data associated with a name on the watch list.

•	Lock List History – Allows you to print all data associated with activity on the lock list including those who have been moved on as well as cleared from the list.

•	Manifest With Connection Information – Lists connection information for booked passengers

•	Selectee Report – Lists the number of passengers that have been identified for additional security screening.

•	SSR Flight Information – Provides a list of passengers with SSRs on a flight by flight basis and the SSR counts by flight.

•	SSRs By Agent – Lists and subtotals SSR code assignments by the Agent ID that assigned them.

•	SSRs By Flight – Allows you to generate SSR statistics for inbound, outbound, thru, connection or all flight types

•	Watch List – Allows you to print all data for a single Watch ID, a range of Watch IDs, or all Watch IDs.

Payment

•	Payment Detail – Displays information about payments made.

•	Payment Detail Consolidation – displays information about payments made. Information may be further organized by booking source, transaction type, department, and agent.

•	Payment Receipts – Displays information about all payments made on the payment approval date.

•	Payment Receipts Restricted – Displays information about all payments made by payment type, agent, location and department.

•	Payments By Batch Code – Displays information on the batch codes used to make payments.

•	Payment Summary – Displays information on what location and department received the payment, the payment method, and how much of the payment was collected.

•	Unapproved Payments – Displays all payments, by payment type, that have not been approved.

PNR Diagnostics

•	Bookings By Agent Detail – Provides detailed information on bookings made by individual booking agents.

•	Duplicate Bookings – Lists different PNRs for the same flight and date that contain identical passenger names

•	PNR Activity – Displays transaction activity performed on individual PNRs.

•	PNR Out of Balance – Allows you to query for reservations that have a credit and/or balance due

•	PNRs On Queue – Displays information about all PNRs that are currently awaiting processing in one or more queues including subqueues.

Revenue

•	City Pair Load Factor – Provides an extensive array of information about the productivity of flights servicing different city pairs.

•	Eamed Unearned Revenue – Allows you to view information on earned (flown) revenue, unearned (no-show unflown) revenue, or both earned and unearned revenue.

•	Earned Unearned Revenue Detail – Provides details in addition to those generated in the Earned Unearned Revenue Report.

•	Enplanement Deplanement – Displays either enplanements or deplanements by airport.

•	Revenue By Fare Class – Displays earned revenue by fare class.

•	Revenue By Flight – Displays revenue by average seat mile/kilometer for each date and for individual flights.

•	Revenue By Market – Displays base and gross revenue information by market.

Exhibit A - 65

Hosted Services Agreement	FINAL

Flight Information Control and Display (FLIFO)

General Features – Flight Information Control and Display (FLIFO)

•	Input and update departure and arrival information for travel segments.

•	Accept and transmit industry MVT messages via Type B/Teletype with applicable Operational Message Add-on Suite.

Agency Billing and Commissions

General Features – Agency Billing and Commissions

•	Create, maintain and retrieve travel agency commissions, charges and payments data.

•	Set up to individual commission rates based on distribution channel for each agency.

•	Create an invoice line of credit for travel agencies and corporations.

•	Access the ODS to extract agency billing and commission data.

•	Calculate commissions at the booking date.

•	Include the journey details in the Agency Billing and Commission Extract.

•	Use the add-on commission field to specify and additional percent to represent GST.

•	Recall commissions based upon agency.

•	Invoice multiple agencies for one booking.

•	Create multiple commission records, as long as an agency is tied to each activity.

SkyManager – Configuration and Management Utility

General Features – SkyManager Management Console

•	Graphical interface for management of system settings, carrier, and user configurations.

•	Configure security roles and login requirements for agents, including individual permissions for a variety of tasks such as creating and modifying reservations, access to various system components, seat assignments, overbooking, discounts, promotion codes, fees, moves, passenger types, fare quotes, etc.

•	Configure passenger discount codes.

•	Configure vouchers.

•	Maintain various codes, such as country codes, currency code, and delay codes.

•	Support for currency conversion rate imports.

•	Configure daily and Real-time company notes.

•	Manage IATA and carrier-specific SSR codes.

•	Configure taxes and various fees – such as travel fees, SSR fees, payment fees, seat fees, spoilage fees, etc.

•	Set fee amounts based on channel.

•	Apply or exempt penalty fees based on organization, role, and fare class.

•	Exempt stations from certain taxes and fees (such as rural airports where PFC does not apply).

•	Configure variable taxes for fees.

•	Configure passenger discount types.

•	Configure queues and queue events.

•	Set restriction levels on individual queue categories.

•	Password-protect queues.

•	Manage inventory for fares and SSRs.

•	Synchronize inventory between multiple systems.

•	Configure variable credit expiration criteria for credit types.

•	Configure payment validation and authorization restrictions.

•	Manage Web Service permissions at the method (function) level. (System Master only.)

•	Enable users to search by the lowest fare in a market for a number of days out. (Premium Service.)

•	Define a declined payment “hold period” based on booking channel.

General Features – Message Interface (Type B/Teletype)

•	Support for the following Type B/Teletype messages:

•	Baggage Service Messages – BSM

•	Operation System Messages – PXA, PXB, MVT

•	AIRIMP Messages (accept and reply)

Exhibit A - 66

Hosted Services Agreement	FINAL

General Features – Security

•	Configure whether the credit card number used as booking payment is concealed or displayed.

•	Create & manage a table of restricted credit cards.

•	Manage Security Watch List functionality. (Optional)

•	Create & manage government or carrier watch list for reservation/passenger matching, queuing, and Check-in lock.

•	Require a unique customer ID for each passenger booked on a reservation. (Optional)

•	Automate updates to the U.S. Securities Watch List through a scheduled job.

PNR Archiving

General Features – PNR Archiving

•	Moves PNR data from production to the archive fifteen (15) months after the last flight segment in the PNR is marked as flown or no-show and the booking is in balance.

•	Retains PNR data in the archive for eighty-one (81) months, for a total of ninety-six (96) months of data retention.

•	Archived data is viewable only through SkySpeed.

•	Comments can be added to an individual archived PNR through SkySpeed.

Note: If Extended PNR Archiving is not selected by Customer, PNR data will be purged ninety-six (96) months after the last travel segment in a PNR has been marked as traveled (e.g., flown) or no-show.

Limitations and Exclusions

•	PNR Archiving does not include schedules, SkyPort, or any other non-PNR data.

•	Changes to archived data are prohibited except for the ability to add a comment through SkySpeed, as noted above.

•	While bookings in the archive database appear exactly as they appeared in SkySpeed prior to being archived, including the full history, the archive database does not contain version history records which enable “as-of” reporting.

•	Reporting on archived data includes the following reports:

•	Archive Booking; and

•	Archive Flight Manifest.

•	Data Store access does not include access to the PNR Archive database.

Hosted Reservation Services – New Skies

Add-On Functionality

CRS/GDS/ARS Type B/Teletype Connectivity

General Features – CRS/GDS/ARS Type B/Teletype Connectivity

•	Support for IATA/AIRIMP standard free-sale distribution using Teletype (Type B) formatting with host carrier receiving inbound sales from CRS/GDS/ARS, or host carrier making outbound sales from Call Center or Website on targeted ARS interline partners.

•	Support for IATA/AIRIMP Type B/Teletype message processing. The product has been certified with the following third party CRS/GDS/ARS providers: Abacus; Amadeus: Apollo, Axess; Galileo; Sabre; and Worldspan/Travelport, all of which support the IATA AIRIMP Type B/Teletype message format.

•	Host-to-host direct connectivity to exchange messages with Amadeus, Apollo, Galileo, SABRE and Worldspan/Travelport.

•	Guarantee inbound reservation sales with automated credit card approval/settlement through SkyPay.

•	Confirm inbound CRS/GDS/ARS bookings with SSR ticket number form of payment notification, which includes the following IATA E-Ticket TKNE support:

•	Generate post-departure E-Ticket ‘Lifted/Boarded’ status updates to an Electronic Ticketing Interchange and Database Provider using standard teletype ETL (E-Ticket List) messages,

Exhibit A - 67

Hosted Services Agreement	FINAL

•	Transmit E-Ticket number data generated by the NAVITAIRE system via standard teletype automated SSR TKNE to host outbound interline carriers.

•	Accept and store E-Ticket number data transmitted via standard teletype automated SSR TKNE. issued by and validated on another airline that is not hosted in the NAVITAIRE system.

•	Accept and store E-Ticket number data transmitted via standard teletype automated SSR TKNE, Issued by a GDS subscriber and validated on another carrier that is not hosted in the NAVITAIRE system.

•	Accept and store E-Ticket number data transmitted via standard teletype automated SSR TKNE, issued by a GDS subscriber and validated on the host carrier’s accounting code,

•	Store E-Ticket numbers in the NAVITAIRE system at the passenger and segment level.

•	Note: Customer is responsible for negotiating and maintaining the appropriate agreements with an Electronic Ticketing Interchange and Database Provider as well as bi-lateral Interline E-Ticketing agreements with other carriers.

•	Auto-cancel or hold bookings when payment is not received inbound in the established timeframe, and to send notification to the CRS/GDS/travel agency.

•	Notify CRS/GDS/travel agency of Automatic Schedule Changes (ASC).

•	Capture and validate IATA/ARC Terminal IDs, non-registered agency, or third-party account in Organizations.

•	Support Automated Inventory (AVS) LC, LA, and LR messages to and from CRS/GDS/ARS customers.

•	Process and reply to initial booking requests, change and cancel requests, and other update requests including DVD (divide number in party) and CHNT (change name) messages.

•	Calculate price and reply to CRS/GDS/ARS travel agency/carrier with the “amount due” for the external booking request.

•	View inbound Teletype communications with the CRS/GDS/ARS travel agencies within the PNR history.

•	View and process rejected Teletype messages.

•	Maintain travel agency and third-party Organization accounts.

•	Set last seat availability or inventory open/close trigger levels for CRS/GDS/ARS bookings.

•	Configure CRS/GDS/ARS booking configurations to allow or disallow: hold time, promotion codes, and agency payment automatic confirmation.

•	Specify which classes of service may be sold by the CRS/GDS/ARS.

•	Auto-debit agency credit account for PNR booked or use agency credit when an appropriate SSR or OSI message is received.

•	Automatically create credits for cancellation requests via booking configuration.

•	Support a set of IATA/ARIMP Special Service Requests (SSR/OSI) including seat requests.

•	Settle via Agency, Billing and Commission module functionality (optional).

•	Support for industry-standard group name formats and SSR GRPS for group requests originated by a CRS/GDS/ARS. Group names must include at least three (3) characters, including slashes and spaces. For example: 10IP/, 10IP/TOUR, 10IPTOUR, 101/P, 10IPA.

•	Selectively allow holds for CRS/GDS/ARS bookings based on any combination of User Group, Fare Class, Agency ID, flight (Segment) number, flight (Segment) range, origin, or destination.

•	Apply payment to group bookings, including the ability to accept group deposits (i.e., partial payments) using AG credit accounts. Consolidators to apply payment to exiting, on hold PNRs transferred to the consolidator by a sub-agency without making the process visible to the sub-agency.

Note: Customer is responsible for negotiating and maintaining the appropriate agreements and any costs associated with the other host providers) for this connectivity (typically full availability participation) and for travel agency settlement.

General Features – Instant Pay™ (requires Type B/Teletype Booking Connectivity, as applicable, with partner(s))

•	Accept and process passenger or agency credit card for booking confirmation.

•	Auto-debit travel agency credit account for booking confirmation or debit agency credit when applicable SSR message is received.

•	Payment amount notification returned to travel agent via participating CRS/GDS.

Note: Customer is responsible for negotiating and maintaining the appropriate agreements and any costs associated with the other host provider(s) for this connectivity.

Exhibit A - 68

Hosted Services Agreement	FINAL

GoNow – Agent

General Features – GoNow – Agent

•	Agent login security and permission settings.

•	Integration with NAVITAIRE Terminal Emulator (NAVTE) to support SkyPort functions.

•	Search for and select passengers.

•	Display passenger, itinerary, and charge summary for selected passengers.

•	Assign or modify seat assignments.

•	Collect seat fees.

•	Advanced baggage functionality.

•	Support for special service requests (SSRs), with or without fees.

•	Add service fees to bookings.

•	Collect and authorize credit card and pre-paid payments.

•	Check-in confirmed and standby passengers for hosted segments.

•	Check-in using New Skies IATCI functionality.

•	Modify booking information.

•	Print and reprint boarding passes and passenger invoices.

•	Travel component search and manifest display.

•	Board passengers.

•	Security document collection and enforcement.

•	Receive interactive boarding directives (based on supported New Skies government security connections.)

•	Support of New Skies Fly-Ahead functionality.

•	Add and view booking comments.

•	Display Aircraft Zone Report.

•	Support for SITA/CUTE interface. (Customer is responsible for certification.)

•	Support for ARINC/MUSE interface. (Customer is responsible for certification.)

Note: Functionality is compatible with New Skies by NAVITAIRE™ Release 3.2 and higher.

Limitations and Exclusions

•	Off-line Check-in functionality.

•	Common use support for ARINC, ULTRA, and RESA: Further development is required to interface with hardware peripherals for document printing and receiving inputs from the reader and scanning devices via common use API. Development and certification for these common use providers is not included with the GoNow base offering.

GoNow – Touch (Kiosk)

General Features – GoNow – Touch (Kiosk)

•	Self-serve Check-in using a touch screen interface software application.

•	Support for CUSS hardware device interface framework,

•	integrating with the hardware via the CUSS API as referenced in the Common Use Self Service technical Specifications Version 1.0 published by IATA.

•	Support for the following hardware devices (not currently certified with any CUSS provider):

•	API-boarding pass printer;

•	Magnetic card swipe;

•	Passport scanner; and

•	Bar code reader.

•	Support for multi-language interfaces using translation files provided by Customer.

•	Subject to a Custom Enhancement Request, Branding, localization, and customization of GoNow-Touch for business logic and GUI based on Customer’s designation, including pages with color themes and branding provided by Customer.

Exhibit A - 69

Hosted Services Agreement	FINAL

•	Retrieve reservation and select up to six (6) passengers for Check-in and service via the following:

•	Credit card magnetic swipe, based on cardholder name stored in track data;

•	Confirmation number, using touch screen keyboard input; and

•	Passenger ID number (i.e., Passenger VIP number), using touch screen keyboard input

•	Management of duplicate values resulting from multiple matching passenger names.

•	Display error message(s) for passengers who cannot be checked in, including add comment to booking.

•	Display and review itinerary details and flight status.

•	Select seat(s) from a graphical seat map, restricting configured blocked seats from being assigned.

•	Select number of bags.

•	Check in selected passenger(s).

•	Add customer ID to passenger record,

•	Print boarding pass(es).

•	Display input track data from CUSS hardware while in test mode.

Note: Customer is responsible for negotiating and maintaining the appropriate agreements and any costs associated with the other host provider(s) for this connectivity.

Limitations and Exclusions

•	Customer is responsible for scheduling and costs associated with common use certification, including additional development required to achieve ARINC CUSS certification (/.e., CUSS or ARINC required exception and deployment requirements).

•	Kiosk hardware support and monitoring is not included.

•	NAVITAIRE will provide default GoNow Touch web skins. Customer is responsible for development and testing of any branding, localization, and customization. Customer may engage NAVITAIRE to perform Professional Services via a Work Order to assist Customer with such development and testing, pursuant to the requirements defined in the specific Work Order.

Customer Value and Recognition Rules Engine

General Features – Customer Value and Recognition Rules Engine

•	Configure rules for customer value score.

•	Apply rules and score passengers in a PNR.

•	Rules based on certain PNR criteria (e.g., program level, fare, ancillary products, class of service, origin/destination).

•	Configure display value for passenger score range (e.g., High, Medium, Low).

•	Display customer value default score in SkySpeed and SkyPort.

•	Use customer value to set priority during operational disruptions (IROP) or schedule changes (reaccommendation).

•	Use customer value during seat assignment scheduler service.

•	Use customer value to determine FlyAhead (same day confirmed) eligibility for operational involuntary or customer convenience offers.

•	Expose scoring service via APIs.

Limitations and Exclusions

•	There is no interface in SkyPort.

•	Functionality is not supported in GDS or similar external channels-this is not an industry-based product.

API Suites

General Features – Booking and Voucher API Suite;

•	Obtain inventory and fare availability for travel segments (flight, train, bus, ferry, etc.) in a market.

•	Obtain inventory and fare availability for a whole itinerary.

•	Price an itinerary including all fares and taxes.

•	Display fare rule content.

•	Create or cancel bookings for specified travel segments (flight, train, bus, ferry, etc.).

•	Obtain SSR availability for specified travel segments (flight, train, bus, ferry, etc.).

Exhibit A - 70

Hosted Services Agreement	FINAL

•	Book or cancel specified SSR(s).

•	Retrieve a booking by record locator.

•	Provide a list of names.

•	Display seat maps for specified travel segments (flight, train, bus, ferry, etc.).

•	Assign or unassign seats on specified travel segments (flight, train, bus, ferry, etc.) for one or more passengers.

•	Accept schedule changes made to segments in a booking.

•	Retrieve bookings by specified search criteria including 3rd party record locators.

•	Display booking history and payment information.

•	Retrieve stored baggage information by record locator.

•	Add, commit, and retrieve accounts and account transactions.

•	Manage queues, including add, update, and delete from a booking queue.

•	Search by lowest fare in a market for a number of days out. (Premium service in which additional Fees apply.)

•	Booking APIs can be used to develop and provide booking applications available on mobile devices.

•	Third-party vendor capabilities to create, void, and reinstate vouchers.

General Features – Check-in API Suite

•	Interact with third-party vendors, including kiosk Check-in service providers.

•	Retrieve manifest or travel segment information.

•	Display seat maps.

•	Request or change seat assignments for specified passengers at time of Check-in.

•	Confirm Check-in status for specified passengers and generate boarding passes.

•	Generate baggage tags for specified passengers.

•	Reprint boarding passes for checked-in passengers.

•	Security control for Check-in of selected passengers.

•	Generate Advance Passenger Information System (APIS) messages. (Premium service in which additional Fees apply.)

•	Check-in APIs can be used to develop and provide Check-in services on mobile devices.

Negotiated Allotment (NegoAllotment)

General Features – Negotiated Allotment (NegoAllotment)*

•	Search and view existing negotiated allotment contract details.

•	Create, update, and release allotment space.

•	Configure price per seat and fare rule options.

•	Restrict sales of allotment inventory to specified distributors.

•	Support for all standard reservation functions on allotment bookings.

•	Protect and re-accommodate allotment passengers and space.

•	User interface to administer contracts.

•	Support for integration with a contract management system and processing of name lists through the Allotment API which includes the following:

•	Search and view existing negotiated allotment contract details.

•	Create, update, and release allotment space.

•	Configure price per seat and fare rule options.

•	Add, commit, and retrieve accounts and account transactions.

•	Access to the Negotiated Allotment (NegoAllotment) functionality.

•	Support for tour operator fares using negotiated fares.

*	Inclusion of Apple Vacation bookings will be considered direct (as opposed to external) in the Interface and will not incur additional/overages segment booking fees per Section 1.1.2 of Exhibit K. NegoAllotment bookings from other sources will be subject to additional fees as outlined in Section 1.1.2 of Exhibit K.

Limitations and Exclusions

•	Booking of blocked space via dotREZ and GDS booking channels are not supported.

•	Requires Allotment API Suite add-on functionality.

Name lists are not supported; this is handled via the Booking API.

Exhibit A - 71

Hosted Services Agreement	FINAL

Hosted Web Check-in

General Features – Hosted Web Check-in;

•	Retrieve passenger and travel component information by information such as credit card, record locator, travel component/passenger name, and customer number.

•	Display seat maps.

•	Request or change seat assignments for specified passengers.

•	Confirm Check-in status for specified passengers.

•	Generate boarding passes.

Data Store Products

General Features – Data Store

•	The Data Store (DS) offers customers read only access to fifteen (15) months of data in the Operational Data Store (ODS) and Data Warehouse (DW) for custom reporting needs.

•	Customers cannot create custom objects in or modify the ODS or DW data.

•	Standard New Skies reports continue to run against the ODS.

•	NAVITAIRE provides the following services for the Data Store:

•	Delivery of data committed to the New Skies database via replication articles, typically within thirty (30) minutes.

•	Transactional Data Integrity where the data committed to the New Skies database are replicated to the DS.

•	Supports ten (10) standard user logins.

•	Documentation includes the data model, training curriculum, and explanations of the Data Store architecture, replication, and support processes.

Note: Due to the detailed transactional nature of the data store database, this product supports custom reports but is not suited for large, time consuming queries (e.g., table scans to summarize large time frames of detailed data) or data Extraction, Transformation, and Loading (ETL) purposes. If replication to the ODS is delayed due to demanding user queries, NAVITAIRE reserves the right to abort such queries. Operational issues with the Data Store that result from NAVITAIRE’s hosting environment or staff will be addressed and corrected by NAVITAIRE. Identification and/or correction of issues resulting from Customer’s use of the Data Store are subject to the Support Services allotments set forth in Section 1.3 of Exhibit K. Questions, consulting requests, or other training and informational needs related to the Data Store will be obtained by following the standard Work Order process and contracting with Navitaire Professional Services (NPS). These Professional Services are not provided as part of the Hosted Services under this Agreement.

Limitations and Exclusions – Data Store

The Data Store is not equipped to support the following; Reports, extract processes, or applications that have time-critical needs (e.g., government security, airport Check-in, boarding, baggage, or other time-critical operational reports or data feeds) or interactive applications that enable inserting, adding, or updating reservation data. The New Skies Web Service APIs have been designed to support these functions.

Note: There are no response time commitments for the Data Store. Service level measurements and/or penalties do not apply for replication delays.

General Features – Data Store Workbench

•	The Data Store Workbench (DSW) offers customers read only access to the Operational Data Store (ODS) and Data Warehouse (DW) data, as well as read/write access to the Data Store Workbench (DSW) database, for custom reporting, extraction, transformation, and loading.

•	Customers can create and store custom objects in the DSW database, located on the same physical server as the ODS and DW, but cannot create custom objects in or modify the ODS or DW data.

•	The DSW database size is capped at 50GB.

Exhibit A - 72

Hosted Services Agreement	FINAL

•	Database user privileges are limited to DDL_ADMIN.

•	NAVITAIRE IT staff provides basic database administration services for the DSW database which include standard data backup and recovery support.

•	Job scheduling is not permitted on the DSW database server. If implemented, customers will host scheduling services on their servers at their location (e.g., SQL Server Integration Services packages).

•	Standard New Skies reports continue to run against the ODS.

•	NAVITAIRE provides the following services for the Data Store Workbench:

•	Delivery of data committed to the New Skies database via replication articles, typically within thirty (30) minutes.

•	Transactional Data Integrity where the data committed to the New Skies database are replicated to the OS.

•	Supports ***** and *****. Documentation includes the data model, training curriculum, and explanations of the data store architecture, replication, and support processes.

Note: This product is designed for light custom reporting and moving reservations data to another database, data warehouse, or other system outside of the New Skies environment for processing. Due to the detailed transactional nature of the data store database, this product does not support heavy data processing tasks. If replication to the ODS is delayed due to demanding user queries, NAVITAIRE reserves the right to abort such queries. Operational issues with the Data Store Workbench that result from NAVITAIRE’s hosting environment or staff will be addressed and corrected by NAVITAIRE, Identification and/or correction of issues resulting from Customer’s use of the Data Store Workbench are subject to the Support Services allotments set forth in Section 1.3 of Exhibit K. Questions, consulting requests, or other training and informational needs related to the Data Store Workbench will be obtained by following the standard Work Order process and contracting with Navitaire Professional Services (NPS). These Professional Services are not provided as part of the Hosted Services under this Agreement.

Limitations and Exclusions – Data Store Workbench

The Data Store Workbench is not equipped to support the following: Reports, extract processes, or applications that have time-critical needs (e.g., government security, airport Check-in, boarding, baggage, or other time-critical operational reports or data feeds) or interactive applications that enable inserting, adding, or updating reservation data. The New Skies Web Service APIs have been designed to support these functions.

Note: There are no response time commitments for the Data Store Workbench. Service level measurements and/or penalties do not apply for replication delays.

Low Fare Finder

General Features – Low Fare Finder

•	Ability to search for the lowest fares within a specified time frame (up to a 15 day period on either side of a target date and in a user-specific market).

•	Search results display the lowest fares in a calendar format within the specific time frame.

•	Ability to allow passenger to view all available fares over a range of dates, rather than limiting search to a single departure date and arrival date.

Limitations and Exclusions

•	Service Level targets and/or penalty/rebate calculations do not apply for this product or for any Service Level issues caused by this product,

•	Tests have been performed on the functionality to confirm basic operating requirements, but in the event that the Low Fare Finder functionality is determined to have impact on other functions, NAVITAIRE reserves the right to temporarily disable functionality.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit A - 73

Hosted Services Agreement	FINAL

All-Inclusive Pricing

General Features – All-Inclusive Pricing

•	Provides Customer with the ability to build base fares and then configure the system to display the all-inclusive price in SkySpeed, dotREZ, and SkyPort.

•	Provides Customer with the ability to implement a flexible solution, disclosing unavoidable costs associated with the booking at the time of sale, only when specifically configured to do so,

•	Ability to configure by market and by specific user role (“All Markets” setting is available).

•	Displays a combined base fare plus all applicable taxes and travel fees for the passenger.

Limitations and Exclusions – All-Inclusive Pricing

•	The system will only apply taxes and additional travel fees as set up by Customer.

•	Does not communicate an all-inclusive price to CRS/GDS/ARS booking channels.

Disaster Recovery Services

General Features – Disaster Recovery Services

•	Disaster Recovery Invocation is structured into three (3) main phases of service re-instatement:

•	Business Critical Services are those portions of the Services reinstated subject to the RPO and RTO objectives stated in this Agreement:

•	Secondary Services are those portions of the Services reinstated subject to capacity and performance requirements of the Business Critical Services: and

•	Tertiary Services are other optional Services reinstated as required and agreed with Customer.

Recovery Phase	Business Critical	Secondary Services
RTO	*****	*****

RPO	*****	N/A

Applications	New Skies Client Suite

• SkyPort

• SkySpeed

• SkyFare

• Utilities

• SkySchedule

• SkyChannel API – Check-in and Booking

• API backend for Fare Comparison

	• GoNow	SkyPay

	• Type B outbound: GDS Type B outbound Operational messages:	• Credit Card Settlement Files

• BSM messages

• BTM messages

• PNL/ADL/PFS messages

• MVT (PXA/PXB) messages

• Type B outbound APIS Messages

• Type B outbound for Secure Flight and PNR Gov

SkyPay

• Core

•	Declaring a Disaster: The DR Site will be used for Hosted Reservation Services upon declaration of a Disaster as follows: (a) only in the event of a Disaster resulting in a catastrophic failure in the primary data center; and (b) upon approval from NAVITAIRE and Customer Executive sponsors. Upon declaration of a Disaster, NAVITAIRE will send a notification and confirmation of the declaration of Disaster in writing as soon as reasonably practicable (including E-mail) to Customer Executive Sponsors noting the time of the invocation of the failover to the DR site and Customer shall send a confirmation response.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit A - 74

Hosted Services Agreement	FINAL

NAVITAIRE shall use reasonable efforts to meet all time limits set for its performance of services under the Agreement and, in the event that NAVITAIRE is unable to perform any service under this Agreement within the time limit that has been set for such performance herein, the Parties may by mutual agreement extend time for the performance of such service.

•	Messaging Services: In the case of a failover to the DR Site, direct links (e.g., Type A/EDIFACT, API) for distribution and operational messaging will be unavailable. Type B /Teletype messaging will only be available via a third party link (e.g., SITA/ARINC), for which Customer may incur additional message fees. Type B/Teletype inbound traffic can be received from Sabre, Travelport, and Amadeus at the alternative site provided that Customer has initiated with the third party providing the link (e.g., SITA/ARINC) specific connectivity for the inbound traffic to the alternate site (e.g., Navitaire’s London data center) and informed NAVITAIRE the specifics for that traffic. SecureFlight/PNRGov/ APP functionality will be available and traffic can be received at the alternate site provided that Customer has initiated with the third party providing the link (e.g., SITA/ARINC) specific connectivity for the traffic to the alternate site (e.g., Navitaire’s London data center) and informed NAVITAIRE the specifics for that traffic. Any Customer-specific connections to the primary data center for functions including, but not limited to, GDS custom links, interline, code-share, and E-Ticketing will be unavailable unless Customer has procured alternate connectivity to the DR Site for such Customer-specific connections and informed NAVITAIRE the specifics of those links.

•	DR Site Usage: Once a declared Disaster triggers a failover to the DR Site, Customer will conduct its operations as to minimize capacity stress on the Hosted Services and the Hosted Services System. Customer will avoid special inventory sales and other high volume activities while hosted on the DR Site.

•	Increased DR Site Capacity: If the Disaster necessitates a data center replacement for the primary data center, NAVITAIRE will provide the Hosted Services from the DR Site consistent with those at the primary data center immediately prior to the occurrence of such Disaster within a reasonable timeline, dependent on the nature of the Disaster.

•	System Availability Targets: In the event of failover to the DR Site, System Availability Targets will be suspended until service is restored to the primary data center or full capacity is delivered from the DR Site after a ***** stabilization period, whichever is sooner.

•	DR Site Connectivity: Data circuits to the DR Site are the responsibility of Customer and may be in the form of standby, VPN, or dedicated circuits. NAVITAIRE will provide the circuit between the primary data center and the DR Site to perform data synchronization.

•	Testing of the DR site:

•	Customer is required to undertake an invocation test (a failover and fallback) contemporaneously with the upgrade process to a new release and for initial go live of the New Skies system; Customer’s failure or refusal to perform this test will invalidate the RTO and RPO objectives; while Customer and NAVITAIRE may jointly agree to perform additional invocation tests, NAVITAIRE reserves the right to limit the number of invocation test in a calendar year.

•	Scope of testing will include row-count compares and sample PNR reviews between data located at the primary data center and the DR Site. Data integrity testing will include a data validation check via direct login to Customer’s database housed at the DR Site. Connectivity sufficient to perform the Data Integrity test will be established using a Customer provisioned WAN connection. Customer is responsible for verifying that routing does not rely on the primary data center.

•	Upon project initiation, Customer and NAVITAIRE shall come together to prepare a Client New Skies Recovery Plan which shall address, among other things, mutually agreed parameters for the invocation test, including processes, definitions, sequence, priority, initial implementation and ongoing DR maintenance testing of the services and other key elements.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit A - 75

Hosted Services Agreement	FINAL

Type B/Teletype Connectivity for Operational Messages

General Features – Type B/Teletype Connectivity for Operational Messages

Outbound Messaging

•	Deliver outbound messages to Type B/Teletype addresses.

•	Outbound messages adhere to the same formats and data structures outlined in the New Skies Type B/Teletype Messaging Reference Guide.

•	Support for the following outbound message types:

•	ADL – Additions and Deletions List

•	BSM – Baggage Service Message

•	MVT – Aircraft Movement message

•	NAM – Lid/Sold custom message

•	PNL – Passenger Name List

•	PXA – Actual Passenger ‘checked-in’ counts

•	PXB – Actual Passenger ‘booked’ counts

•	PAL – Passenger Assistance List

•	CAL – Change Assistance List

•	Support for the following for PAL/CAL messages:

•	Meets requirements identified in IATA Document 1708a, Any Passenger Assistance List (PAL) and Change Assistance List (CAL) messages will be forwarded via Type-B Messaging.

•	A PAL list will be generated one time for each designated flight.

•	A CAL list will be generated only if there are changes since the delivery of the flight’s initial PAL list. Multiple CAL lists may be generated, if necessary, due to subsequent changes to passenger information and their reduced mobility qualification status (add, change, delete).

•	PAL and CAL lists are automatically generated and contain the following information:

•	Flight Information

•	Passenger name

•	SSR code (BNLD, DEAF, OPNA, MAAS, WCHC, VVCHR, WCHS)

•	Flight Details

•	One inbound connection

•	One outbound connection

•	If a designated flight has no PRMs on board, a PAL and/or CAL list is still generated. In such cases, a NIL value is provided.

Inbound Messaging

•	Receive inbound messages to a Type B/Teletype address.

•	Process inbound messages received via Type B/Teletype connectivity.

•	Inbound messages adhere to the same formats and data structures outlined in the New Skies Type B/Teletype Messaging Reference Guide.

•	Support for the following inbound message types:

•	MVT – Aircraft Movement message

•	OPS – Weather/Flight-Release file

•	PFS – Passenger Final Status

•	PXA – Actual Passenger “checked-in” counts

•	PXB – Actual Passenger “booked” counts

Note: Customer is responsible for negotiating and maintaining the appropriate agreements and any costs associated with the other host provider(s) for this connectivity.

Exhibit A - 76

Hosted Services Agreement	FINAL

Message Facilitation for Advanced Passenger Information System (APIS)

General Features – Message Facilitation for Advanced Passenger Information System (APIS)

APIS (Advanced Passenger Information System) is a non-tnteractive data collection system used by carriers to transmit traveler data to government entities. The Message Facilitation for Advanced Passenger Information System (APIS) facilitates the collection of the data required by Customer with respect to its regulatory requirements. While each government entity has specific data and transport requirements, in general the system provides a mechanism for Customer to:

•	Collect Passenger travel document information during the booking process and at Check-in via the following applications:

•	Call center application (SkySpeed)

•	Airport (SkyPort) via passport scanner or manual input

•	API (booking and Check-in)

•	GDS

•	Codeshare

•	Format the data for transmission. Transmit APIS data to the network transport provider (e.g., SITA/ARINC as directed by Customer) for the delivery of the data to the respective regulatory entity by the network transport provider.

Limitations and Exclusions

•	Transmission of crew data is not supported.

•	XML message formats are not supported.

•	Certification with connectivity provider is to be performed by Customer.

•	APIS functionality is only available for flights for which Customer utilizes New Skies Check-in functions. APIS functionality is not available for flights managed via a third party DCS.

•	NAVITAIRE will provide Customer with an initial sample format for these messages during implementation. Any applicable fees in connection with any modifications to the message format made whether during implementation or thereafter will be charged to Customer pursuant to a Work Order.

Message Facilitation for Customs and Border Protection (CBP) PNR Push

General Features – Message Facilitation for Customs and Border Protection (CBP) PNR Push

Customs and Border Protection (CBP) PNR Push is a non-interactive data collection system used by carriers to transmit traveler data to the United States government. The Message Facilitation for CBP PNR Push facilitates the collection of the data required by Customer with respect to its regulatory requirements. While each government entity has specific data and transport requirements, in general the system provides a mechanism for Customer to:

•	Format PNR data for transmission to US Customs and Border Protection for reservations where one or more Segments are for travel inbound to or outbound from the United States.

•	Transmit PNR data upon completion of initial booking, modification to booking, and flight close to the connectivity provider (e.g., SITA/ARINC as directed by Customer) for the delivery of the data to the respective regulatory entity by the connectivity provider.

Limitations and Exclusions

•	Certification with connectivity provider is to be performed by Customer.

•	CBP PNR Push functionality is only available for flights for which Customer utilizes New Skies Check-in functions. CBP PNR Push functionality is not available for flights managed via a third party DCS.

•	NAVITAIRE will provide Customer with an initial sample format for these messages during implementation. Any applicable fees in connection with any modifications to the message format made whether during implementation or thereafter will be charged to Customer pursuant to a Work Order.

•	Transmission of crew data is not supported.

•	XML message formats are not supported.

Exhibit A - 77

Hosted Services Agreement	FINAL

Message Facilitation for PNRGOV

General Features – Message Facilitation for PNRGOV

PNRGOV is an interactive data collection system used by carriers to transmit traveler data to government entities. The Message Facilitation for PNRGOV facilitates the collection of the data required by Customer with respect to its regulatory requirements. Customer is responsible for providing the specific data, transport and response requirements for each individual government entity. While each government entity has specific requirements in general the system provides a mechanism for Customer to:

•	Format passenger (PNR) data for transmission.

•	Transmit PNR data to the connectivity provider (e.g., SITA/ARINC as directed by Customer) for the delivery of the data to the respective regulatory entity by the connectivity provider, which may include the following types of information, based upon government specific requirements:

•	Booking Details: PNR (including CRS/GDS locators if available), create date, contact information ,general remarks, travel agent information, reservation history.

•	Payment Details: payment date, type, amount (may include credit card number if required)

•	Passenger Details: full name, passenger travel documents, ticketing information, frequent flyer information

•	Travel Details: flight date(s), itinerary, status, baggage, seats, code share information

•	Store confirmation in the PNR if PNRGOV message has been sent.

•	In the event that an acknowledgement message is received from the government entity, receive and store transmission date and time of the acknowledgement message in the DCS log, viewable via the DCS MESSAGES tab of the DCS log user interface.

•	Configure scheduled message transmit time via the Management Console.

•	Initiate ad-hoc messages from SkyPort or the Utilities interface to transmit PNR data.

Limitations and Exclusions

•	Acknowledgement message data viewable from the DCS MESSAGES tab is only available for the length of time that the EPIC logs are retained.

•	XML message formats are not supported.

•	NAVITAIRE will provide Customer with an initial sample format for these messages during implementation. Any applicable fees in connection with any modifications to the message format made whether during implementation or thereafter will be charged to Customer pursuant to a Work Order.

•	Certification with connectivity provider is to be performed by Customer

•	PNRGOV functionality is only available for flights for which Customer utilizes New Skies Check-in functions.

•	PNRGOV functionality is not available for flights managed via a third party DCS.

•	Transmission of crew data is not supported.

Message Facilitation for Secure Flight

General Features – Message Facilitation for PNRGOV

Secure Flight is an interactive data collection system used by carriers to transmit traveler data to government entities for United States domestic flights, flights to/from the United States and flights that qualify as United States overflights as identified by Customer. The Message Facilitation for Secure Flight facilitates the collection of the data required by Customer with respect to its regulatory requirements. While each government entity has specific data and transport requirements, in general the system provides a mechanism for Customer to:

Boarding Pass

•	Collect traveler passport data at the time of booking or at the time of Check-in for travel to or from outside the US.

•	Format the data for transmission, including passenger redress number and known traveler number if provided by passenger and traveler passport data for international flights.

Exhibit A - 78

Hosted Services Agreement	FINAL

•	Transmit the data during the transmission timeframe (e.g., ***** prior to departure) to the connectivity provider (e.g., SITA/ARINC) for the delivery of the traveler data to the United States Department of Homeland Security (US-DHS) by the connectivity provider, as directed by Customer.

•	Receive US-DHS passenger status response messages and store the passenger status response from the US-DHS with passenger’s PNR.

•	Display the passenger status response and based upon the US-DHS passenger status response: -

•	Print boarding pass for passengers identified as cleared by US-DHS.

•	Configure selectee data for boarding pass and bag tag for passengers identified as selectees by US-DHS

•	Do not print boarding pass for passengers identified as inhibited by US-DHS.

Gate Pass Holder

•	Collect gate pass holder data via SkyPort. The gate pass is a document issued within the US to non-travellers, allowing them entry though airport security to a sterile area normally reserved for passengers.

•	Format the gate pass holder data for transmission.

•	Transmit to the connectivity provider (e.g., SITA/ARINC) for the delivery of the gate pass holder data to the United States Department of Homeland Security (US-DHS) by the connectivity provider, as directed by Customer.

•	Display gate pass response message from the US-DHS.

•	Generate a gate pass for a cleared response.

Unsolicited Messages

•	Receive US-DHS unsolicited messages.

•	Format acknowledgement response to unsolicited messages.

•	Transmit acknowledgement response for unsolicited response to the connectivity provider (e.g., SITA/ARINC as directed by Customer) for the delivery of the acknowledgement response to the United States Department of Homeland Security (US-DHS) by the connectivity provider, as directed by Customer.

•	Store updates to passenger status from the US-DHS with passenger’s PNR.

Flight Close Out

•	Format Flight Close Out / On Board message.

•	Transmit Flight Close Out / On Board message to the connectivity provider (e.g., SITA/ARINC) for the delivery of the gate pass holder data to the United States Department of Homeland Security (US-DHS) by the connectivity provider, as directed by Customer.

Limitations and Exclusions

•	Transmission of crew data is not supported.

•	XML message formats are not supported.

•	Flights which are domestic to domestic outside of the United States are not supported (e.g., ORY to NCE), with the exception of overflights identified by Customer.

•	The ability to collect, store, and include passenger redress number and known traveler number is not currently available if the transaction is received by NAVITAIRE via IATCI messaging.

•	Certification with connectivity provider is to be performed by Customer.

•	Secure Flight functionality is only available for flights for which Customer utilizes New Skies Check-in functions. Secure Flight functionality is not available for flights managed via a third party DCS.

•	NAVITAIRE will provide Customer with an initial sample format for these messages during implementation. Any applicable fees in connection with any modifications to the message format made whether during implementation or thereafter will be charged to Customer pursuant to a Work Order.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit A - 79

Hosted Services Agreement	FINAL

Travel Commerce Services

General Features – Travel Commerce Services

•	Search for and book ancillary components in dotREZ or SkySpeed as part of the travel booking process and store the component within the Super PNR.

•	Search for and book ancillary components in dotREZ or SkySpeed without travel components and store the component(s) within the Super PNR.

•	View the Travel Commerce components in an existing PNR, including Supplier confirmation number and other relevant booking details.

•	Add an ancillary component to an existing booking through dotREZ or SkySpeed.

•	Cancel an ancillary component booking from SkySpeed or dotREZ.

•	Locally host inventory for insurance.

•	Configure product availability by supplier and location.

•	Include ancillary components in the traveler’s itinerary email notification.

•	Configure markups within a component’s pricing for locally hosted components.

•	Store supplier confirmation numbers within the Super PNR.

•	Add a markup by supplier.

•	Specify cancellation fees by supplier.

•	Aggregate available products from multiple Suppliers in a single search result.

•	Manage product inventory as a retail item, free-sell, or inventory by day (i.e., block space).

•	Query multiple sub-locations within a parent location during a single product search.

Supplier Connectivity

•	Support for direct interfaces to Content Providers via XML API connections. List of available connections is subject to change and will evolve with each product release.

•	Additional connections can be requested through the enhancement process or via a NAVITAIRE work order.

Standard Reports (Travel Commerce specific)

Reports are viewed on-line via a browser interface.

•	The following standard reports related to Travel Commerce functionality are available:

•	Ancillary Services Summary – Summary of revenue by provider.

•	Ancillary Services Detail – Transaction level report.

•	Insurance Report – Details by transaction on each policy sold/canceled.

•	Car Rental Report – Details by transaction on each car rental booking or cancellation

•	Note: Reports may be added to, deleted, modified, changed, eliminated, or substituted at the discretion of NAVITAIRE at any time.

Loyalty Services

General Features – Loyalty Services

•	Ability to set up the parameters of Customer’s Frequent Traveler Program,

•	Ability to upgrade or downgrade a member account.

•	Ability to track customer travel by points/miles/credits for flown segments.

•	Ability to look up and adjust members’ accounts.

•	Built-in rules engine for configuring awards and promotions. Each rule has an effective and discontinue date, and includes the ability to define award rules using numerous criteria.

•	Ability to test rules in the Rules Engine.

•	Supports two options for computing points:

•	Fixed amount (e.g., 1 point for every segment flown); and

•	Percentage amount (e.g., ***** of the fare as points, or ***** of the mileage).

•	Supports accrual of qualifying (elite) points/ mileage/ credits while accruing redeemable points.

•	Supports multi-level programs such as silver/gold/platinum.

•	Supports automatic upgrades and downgrades to/from a higher status level.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit A - 80

Hosted Services Agreement	FINAL

•	Supports expiration of points after a specified time period.

•	Customizable on-line account statement.

•	Service desk UI for adding missing flight credits, customer service adjustments, researching activity, etc.

•	Support--for call center redemptions

•	Support for points fares published in SkyFare.

•	Support for third-party accruals via batch file of API, including accrual rules engine with different criteria for each partner type.

•	Support for retro credit for past flight requests through the call center.

•	Supports reverse redemption with the ability to maintain and observe original expiration dates.

•	Supports an Error Log with a descriptive reason included in the detail. Ability to sort by field names.

•	Reports:

•	Flight Redemption Activity – detail report of host flight redemptions;

•	Redemption Activity – report of redemptions by third-party partners;

•	Host Accrual Activity Summary – summary of all accrual activity;

•	Partner Accrual Activity Summary – summary of all accrual activity, which can be Altered by partner

•	Loyalty Program Member Accrual – report with accrual details by program member;

•	Outstanding Award point balance for use in accounting to track outstanding liability;

•	Adjustment report – report of manual adjustments made to customer accounts; and

•	Recognition Level Log and Summary Reports – includes manual an automatic upgrade details.

•	Ability for members to register on-line and manage on-line profile.

Loyalty Services – New Skies interfaces

•	Real-time interface for boarded passengers for posting points at time of boarding of flight close.

•	Integration for market distances and customer levels.

•	Integration of member account statement into SkySpeed 360 degree passenger profile view.

6.	Customer Hardware, Software, Connectivity and Network Requirements

6.1	Equipment Specifications. These equipment specifications outline the required, supported hardware and software necessary for the proper function and efficient operation of the Hosted Reservation Services and applicable products. Unless otherwise specified in this Agreement, the equipment and software listed below are the responsibility of Customer. This list may not be all-inclusive, depending on the technical requirements of Customer.

All specifications are subject to change. Customer will be provided with not less than ***** notice of incremental hardware upgrade requirements.

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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit A - 81

Hosted Services Agreement	FINAL

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6.2	Third Party Software. Customer is required to purchase directly from third party software providers other related third party software licenses necessary to use the Hosted Reservation Services, including without limitation the following:

*****

Failure to maintain current versions of such third party hardware and software may result, at NAVITAIRE’s option, in the suspension of Support Center Support as described in Exhibit J.

6.3	Credit Card Processing

6.3.1	Authorization and Settlement Services. Customer will be allowed ***** with a third party, and ***** with a third party, any additional connections will be quoted upon request.

6.3.2	Card and Payment Types.

•	Supported Credit Cards: NAVITAIRE currently supports VISA, American Express, MasterCard, JCB, Diners Club, and Discover Card.

•	Supported Debit Cards: NAVITAIRE currently supports regional debit cards such as Visa Electron (EL), Visa Delta, Visa Connect, Switch/Solo, Maestro, and Laser.

•	Not Supported: Debit cards requiring a Personal Identification Number [PIN], ATM cards, or private label credit cards are not supported.

•	ELV: Ability to use an Elektronisches Lastschriftverfahren (ELV) form of payment through a European payment gateway is supported.

•	UATP: Ability to use the UATP form of payment is supported through a web service connection via the internet to UATP from SkyPay. Customer may also choose to process UATP payments via their PSP, if supported by their PSP, through NAVITAIRE’s standard payment connection to that PSP.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit A - 82

Hosted Services Agreement	FINAL

6.3.3	*****

6.3.4	Data Circuits. Customer must arrange and pay for necessary circuits for authorization and settlement file transmissions.

6.3.5	Data Transmission. By selecting external and/or third party payment related services such as credit card authorization, settlement, 3-D Secure, DCC, etc., Customer authorizes NAVITAIRE to electronically transmit certain Customer data to providers of such services in order to facilitate the provision of payment related services.

6.3.6	Authorization and Settlement Providers. Customer shall be responsible for contracting with third party authorization and settlement providers, and NAVITAIRE shall not be responsible for the use, disclosure and treatment of any Customer Personal Data by such third parties. A list of NAVITAIRE supported authorization and settlement providers will be provided to Customer upon request. Should Customer elect to use an authorization or settlement provider not currently supported by NAVITAIRE, such authorization or settlement provider is subject to NAVITAIRE approval and the certification costs, including development, are payable by Customer.

6.4	CRS/GDS/ARS Agreements and Connection Fees (to Support Optional CRS/GDS/ARS Type B/Teletype, Type A/EDIFACT, and/or Codeshare Connectivity). Customer must negotiate and have in place, no later than ***** prior to the Target Date, the necessary participating agreements with each of the NAVITAIRE supported Computerized Reservation System/Global Distribution System (CRS/GDS) providers or airline and associated Airline Reservation System (ARS) providers. Implementation, integration, connection and Service Fees as described in Exhibit K and line charges may apply. NAVITAIRE will order and facilitate the installation of all circuits required to process CRS/GDS/ARS bookings, upon written notice from Customer.

7.	Service Levels and Service Level Targets

7.1	Service Level Scope. The “Service Levels” contained in this Section represent the target service performance for the provision of the Hosted Services. Metrics, measurement, and reporting will create performance assessment measures that apply to operations services in the following three service categories:

•	System availability targets.

•	Metrics, measurement, and reporting.

•	Remedies and corrective action.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit A - 83

Hosted Services Agreement	FINAL

7.2	Service Levels

7.2.1	System Availability. NAVITAIRE will provide Customer with an overall Minimum System Availability Target of ***** of all Reporting Period Minutes for the applicable Reporting Period. Interrupted Service Minutes will be measured and used to determine the percentage of monthly Hosted Reservation Services and Hosted Web Services System availability. Actual System Availability for each Reporting Period shall be determined by: *****. Interrupted Service due to Customer misuse of the Hosted Reservation Services System or acts or omissions of third parties not under NAVITAIRE’s control will be excluded from Interrupted Service Minutes and may incur Support Fees at the rate specified in Exhibit K, Section 1.3.

a)	Network Responsibilities. The diagram below shows those hardware components, network components (excluding the internet), and the software that resides on those components that are owned from a service level perspective by NAVITAIRE and those items that are owned by Customer. Items that are contained within the dotted-line (on the right side of the diagram) are the responsibility of Customer. During the event of an Interrupted Service, NAVITAIRE is responsible for errors that occur involving the hardware components, network components, and the software that reside outside of the dotted-line area.

b)	Planned Downtime. Planned Downtime will be used to provide hardware and software maintenance services. Planned Downtime is scheduled at a time that is agreeable for NAVITAIRE and Customer, generally between 12:00 AM and 4:00 AM local time for Customer. NAVITAIRE will notify Customer no later than *****prior to the scheduled event if the time is needed for NAVITAIRE for Change Control purposes, with the exception of emergency maintenance, in which case NAVITAIRE will notify Customer as soon as reasonably practicable. Customer may request any Planned Downtime be rescheduled, providing there is reasonable cause for such a delay. This notification must be made to NAVITAIRE at least ***** in advance of the Planned Downtime.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit A - 84

Hosted Services Agreement	FINAL

7.3	Service Levels Reporting

7.3.1	General. Regular, standardized Service Levels reporting provides a common denominator, which measures and evaluates service performance. This provides a basis on which conclusions can more easily be drawn as to the actual Service Levels achieved. NAVITAIRE will monitor and measure performance of specified Service Levels items and send a Monthly Performance Report to Customer for review and approval. The report will be structured for Customer’s internal use and metrics will be generated and distributed on a monthly basis.

7.3.2	Report Information

•	Monthly Performance Report. NAVITAIRE will submit a Monthly Performance Report by the tenth business day of the subsequent month following the Reporting Period to the Customer Account Liaison. The report will contain the monthly indicator of Service Levels statistics and will be transmitted via email unless otherwise requested by Customer. The report will also summarize all Interrupted Service Reports for the Reporting Period.

•	Interrupted Service Report. NAVITAIRE will provide an Interrupted Service Report, created by the NAVITAIRE Support Center, following an Interrupted Service event. This report will summarize circumstances, identified cause (if known) and will outline any identified corrective action. Interrupted Service Reports can be tracked by the associated INC number for reference on the Monthly Performance Report.

7.3.3	Report Follow Up. If Customer has any questions or objections to the Interrupted Service Report, they will notify their NAVITAIRE Account Manager within ***** of receiving the report and NAVITAIRE shall respond within ***** of notification. If the parties cannot agree on the measurements reported, the matter will be escalated to the respective Executive Sponsors, and, if still unresolved, will be escalated as outlined in Section 17.5 of the Agreement (Dispute Resolution).

7.4	Review and Correction

7.4.1	NAVITAIRE Account Manager Review. In addition to Support Center Support and Emergency services, the NAVITAIRE Account Manager will coordinate a teleconference with the Customer Account Liaison within ***** of the Interrupted Service to discuss the details of the Interrupted Service and to update Customer on any identified cause or status. The NAVITAIRE Account Manager will close the Interrupted Service Report with the Customer Account Liaison upon final report of identified cause and any outline of corrective action.

7.4.2	Executive Review. Upon the request of the NAVITAIRE or Customer Account Liaison, an Executive Sponsor teleconference and a further escalation to the CEO, President, or Managing Director level of each company may be made depending on the severity of the Interrupted Service.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit A - 85

Hosted Services Agreement	FINAL

7.5	Remedies and Corrective Action. The remedies and corrective action described below will be applied with respect to each Reporting Period, which commences ***** following completion of Implementation Services.

7.5.1	Corrective Action. The NAVITAIRE Account Manager shall monitor corrective action and report to the Executive Sponsors. In the event that the Minimum System Availability Target is not met during the Reporting Period, the NAVITAIRE Account Manager shall initiate corrective action during the subsequent Reporting Period, Subject to Section 7.5.2, NAVITAIRE shall, at its own expense, use commercially reasonable efforts to correct the deficiency in order to meet future Minimum System Availability.

7.5.2	Failure Notification. Upon a second failure of NAVITAIRE to meet the Minimum System Availability Target during successive Reporting Periods, the issue shall be escalated to the CEO, President, or Managing Director level of each company. Customer may notify NAVITAIRE, in writing, of the failure to meet the Minimum System Availability Target. Upon receipt of such notice, NAVITAIRE will begin reporting System Availability in weekly Reporting Periods and will communicate to Customer within ***** and in writing the status of improvement in performance.

7.5.3	*****

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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit A - 86

Hosted Services Agreement	FINAL

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7.6	Notification of Increased Usage and Stabilization Period. As previously stated in Section 4.3 of the Agreement, Customer agrees to use commercially reasonable efforts to provide NAVITAIRE with the designated advance notice of significant events that may result in Customer’s usage of the Hosted Reservation Services to exceed Peak Usage.

Due to the anticipated impact on performance of the Hosted Reservation Services caused by the implementation of the infrastructure to support an increase in Peak Usage (as documented in an amendment as described in Section 4.3 of the Agreement), the first ***** following such implementation will be a stabilization period to allow the Hosted Reservation Services to stabilize from the influence of the increase in infrastructure. During such stabilization period, NAVITAIRE shall be exempted from its obligations with respect to the Service Levels set forth in this Exhibit A, Section 7, and during such time NAVITAIRE will work with Customer to evaluate the Service Levels At the conclusion of the Stabilization Period, the Service Levels set forth in this Exhibit A, Section 7, shall remain in effect unless the parties mutually agree on revised Service Levels, via an amendment to the Agreement.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit A - 87

Hosted Services Agreement	FINAL

EXHIBIT B

(INTENTIONALLY OMITTED)

Exhibit B - 88

Hosted Services Agreement	FINAL

EXHIBIT C

NAVITAIRE CONTACTS

NAVITAIRE agrees to provide contacts for the following areas. Customer should use these contacts as necessary.

1	NAVITAIRE Support Center

The following number is to be utilized as described in Exhibits A, B, F, and G:

Telephone:	(800) 772-3355 toll-free United States

2	NAVITAIRE Commercial Account Manager

NAVITAIRE agrees that the following individual is authorized to communicate with Customer on behalf of NAVITAIRE with respect to account management, project funding, contractual performance, and other commercial issues with respect to the Hosted Services:

Name:	*****
Title:	*****
Telephone:	*****
Email:	*****

3	NAVITAIRE Account Executive Sponsor

NAVITAIRE agrees that the following Individual is responsible for Executive Sponsorship and for business issue escalation:

Name:	*****
Title:	*****
Telephone:	*****
Email:	*****

4	NAVITAIRE Financial Contacts

Customer may contact the NAVITAIRE Finance Department at the following regarding payments, invoices or other financial issues:

Name:	*****
Title:	*****
Telephone:	*****
Email:	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit C - 89

Hosted Services Agreement	FINAL

EXHIBIT D

CUSTOMER CONTACTS

NAVITAIRE agrees to use the following for its initial and primary contacts with Customer:

1	Customer Emergency Contact

Customer agrees that the following number is available and will be answered after-hours for NAVITAIRE’s use in case of an emergency related to the Hosted Services. Failure for NAVITAIRE to obtain an answer from this Emergency Contact will prevent NAVITAIRE from providing support during an emergency. This may cause the system to be unavailable until such time that a Customer Emergency Contact may be reached.

Name:	Chief Information Officer, or if not available then contact, Chief Accounting Officer
Telephone:	*****

2	Customer Account Liaison

Customer agrees that the following individual is authorized to communicate with NAVITAIRE and make decisions on behalf of Customer with respect to account management, project funding, performance, payment, and other commercial issues with respect to the Hosted Services:

Name:	*****
Title:	*****
Telephone:	*****
Email:	*****

3	Customer Executive Sponsor

Customer agrees that the following individual is responsible for Executive Sponsorship and for Emergency escalation:

Name:	*****
Title:	*****
Telephone:	*****
Email:	*****

4	Customer Authorized Support Contact

Customer may designate up to two (2) primary Customer Authorized Support Contacts. The Customer Authorized Support Contact shall be the only person authorized to access the NAVITAIRE telephone and Internet technical support systems, as described in Exhibits A, B, F, and G, on behalf of Customer:

Name:	*****
Title:	*****
Telephone:	*****
Email:	*****
Name:	*****
Title:	*****
Telephone:	*****
Email:	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit D - 90

Hosted Services Agreement	FINAL

In addition, Customer may designate up to two (2) individuals that will act as alternates for the Customer Authorized Support Contacts. The designated alternate(s) for the Customer Authorized Support Contact(s) are:

Name:	*****
Title:	*****
Telephone:	*****
Email:	*****
Name:	*****
Title:	*****
Telephone:	*****
Email:	*****

5	Customer Financial/Accounts Payable Contact

Customer agrees that the following individual(s) is (are) the proper accounting contacts to whom all invoices and accounting documents will be delivered. These contacts will see to the timely payment of all invoices for services rendered under this Agreement.

Name:	*****
Title:	*****
Telephone:	*****
Email:	*****
Address:	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit D - 91

Hosted Services Agreement	FINAL

EXHIBIT E

POWERED BY NAVITAIRE® MARK

The following terms and conditions shall apply to Customer’s use of the Powered by NAVITAIRE Mark (the “Mark”), as described in Section 4.11 of the Agreement.

1	Mandatory Use of the Mark

In consideration for NAVITAIRE allowing Customer and/or its users to access the Hosted Services System, Customer agrees to and shall acknowledge and credit NAVITAIRE by using the Mark. Such requirements are more specifically outlined in Section 2 herein.

2	Guidelines for Using the NAVITAIRE Wired Mark

2.1	Sizing and Placement Requirements. Customer is required to use the Mark to credit NAVITAIRE as follows:

2.1.1	NAVITAIRE will provide Customer with digital reproductions of the Mark in approved colors (including black and white) and sizing for use by Customer. The Mark may not be redrawn, typeset, altered or visually modified or distorted in any manner unless approved by NAVITAIRE in writing.

2.1.2	The Mark may only be used to indicate access to the Hosted Services System, or any publicly available application (e.g. web page, kiosk, etc.) which uses the NAVITAIRE Application Program Interfaces (APIs) for booking, Check-in or flight information purposes. Customer may not: (a) display the Mark on packaging, documentation, collateral, or advertising in a manner which suggests that any travel product is a NAVITAIRE product or in a manner which suggests that NAVITAIRE endorses any travel product; or (b) use the Mark as a part of any travel product name.

2.1.3	Sizing of the Mark may be no smaller than 115 pixels in width, and the proportions of the Mark may not be altered in any way. NAVITAIRE will provide modified digital marks for applications larger than 115 pixels in width.

2.1.4	The Mark must be placed on a contrasting background so that the Mark is clearly visible against its background.

2.1.5	The Mark must stand alone. A minimum amount of empty space must be left between the Mark and other objects on the screen. The Mark must appear by itself, with a minimum spacing of 20 pixels between each side of the Mark and other graphics imagery (typography, photography, illustrations, etc.) on the page.

Exhibit E - 92

Hosted Services Agreement	FINAL

2.1.6	Customer shall not combine the Mark with any other feature including, but not limited to, other marks or logos, words, graphics, photos, slogans, numbers, design features, or symbols, such that it creates or gives the impression of a unified, composite mark.

2.1.7	Individual graphic elements of the Mark may not be used as design features on the travel product, travel product packaging, documentation, collateral materials, advertising, or for any purpose other than as permitted herein.

2.1.8	The Mark is an official mark and shall at all times remain the property of NAVITAIRE. The Mark includes graphic elements and accompanying words. The Mark shall always be expressed as an integrated whole.

2.1.9	NAVITAIRE may change the Mark or substitute a different mark at any time; provided, however, that NAVITAIRE provides ninety (90) days prior written notice and, further provided, that such change or substitute Mark do not have substantially different sizing and placement requirements.

2.2	Color Treatment. Approved Mark colors (Included in the Mark as supplied by NAVITAIRE) are:

2.2.1	Two Color Applications. The Mark must be used in the colors supplied by NAVITAIRE, which are medium blue for “Powered by NAVITAIRE” and light blue for the ‘swoosh’ below the NAVITAIRE portion of the graphic.

2.2.2	Black and White Applications. An all black Mark or an all white Mark may be used if this color scheme is more compatible with Customer’s website branding.

2.3	Location. The Mark shall appear on all booking and information pages on any publicly available application (e,g. web page, kiosk, etc.) which uses the NAVITAIRE Application Program Interfaces (API(s)) for booking, Check-in, or flight information purposes.

2.4	Quality Control

2.4.1	NAVITAIRE shall be entitled to approve all uses of the Mark prior to the travel product being functionally capable of accessing the Hosted Services System or advertising it as such to ensure compliance with this policy.

2.4.2	Customer shall supply NAVITAIRE with suitable specimens of Customer’s use of the Mark in connection with travel product at the times and in the manner described in this Exhibit E, Section 2, or at any time upon reasonable notice from NAVITAIRE. Customer shall cooperate fully with NAVITAIRE to facilitate periodic review of Customer’s use of the Mark and of Customer’s compliance with the quality standards described in this Exhibit.

Exhibit E - 93

Hosted Services Agreement	FINAL

2.4.3	Customer must correct any deficiencies in the use of the Mark within ten (10) business days after receiving notice from NAVITAIRE.

2.4.4	NAVITAIRE reserves the right to terminate Customer’s license to use the Mark and, if necessary, take action against any use of the Mark that does not conform to these policies, infringes any NAVITAIRE intellectual property or other right, or violates other applicable law; provided that if NAVITAIRE exercises any such rights, Customer shall thereafter not be under any obligation to use the Mark, whether pursuant to Section 4.11 or otherwise.

2.4.5	NAVITAIRE reserves the right to conduct spot checks on the Customer Website to ensure compliance with this policy.

3	License Grants and Restrictions

3.1	NAVITAIRE thereby grants to Customer a worldwide, non-exclusive, non-transferable, royalty-free, revocable, personal right to use the Mark solely in conjunction with the travel product in the manner described in the guidelines set forth in this Exhibit E, Section 2, and as may otherwise be approved by NAVITAIRE from time to time, subject to the terms and conditions of this Agreement and this Exhibit E.

3.2	All rights not expressly granted are reserved by NAVITAIRE. Customer acknowledges that nothing in this Exhibit shall give it any right, title or interest in the Mark or any part thereof, other than the license rights granted herein. Customer may not use or reproduce the Mark in any manner whatsoever other than as described in this Exhibit E, Section 3.

3.3	Customer agrees that it will not at any time dispute or contest: (a) the validity of the Mark or any registrations of the Mark, whether now existing or hereafter obtained; (b) the exclusive ownership by NAVITAIRE, its successors or assigns, of the Mark or of any registrations of the Mark, whether now existing or hereafter obtained; or (c) the exclusive ownership by NAVITAIRE of the present and future goodwill of the business pertaining to the Mark.

4	No Further Conveyances

Except as permitted in accordance with an assignment of this Agreement pursuant to Section 13 of the Agreement, Customer shall not assign, transfer or sublicense any right granted in this Exhibit E in any manner without the prior written consent of NAVITAIRE.

Exhibit E - 94

Hosted Services Agreement	FINAL

5	No Endorsement

5.1	Customer may not use the Mark in any way as an endorsement or sponsorship of the travel product by NAVITAIRE; provided that any use as required pursuant to Section 4.11 shall not be deemed a breach of the foregoing covenant.

5.2	Customer shall not use the Mark in any manner that disparages NAVITAIRE or its products or services, or infringes any NAVITAIRE intellectual property or other rights.

6	Termination

6.1	NAVITAIRE reserves the right, at its sole discretion, to terminate Customer’s license to use the Mark at any time; provided that if NAVITAIRE exercises such right, Customer shall thereafter not be under any obligation to use the Mark, whether pursuant to Section 4.11 or otherwise.

6.2	Customer may terminate its use of the Mark by: (a) terminating the Agreement as permitted therein; and (b) terminating Customer and/or Users access to the Hosted Services System.

6.3	Upon termination of the Agreement, any and all rights and or privileges to use the Mark shall expire and use of the Mark shall be discontinued.

7	The Mark

[LOGO]

Note: The Mark above is depicted for print clarity. The required minimum size of 115 pixels in width is smaller than the above depiction.

Exhibit E - 95

Hosted Services Agreement	FINAL

EXHIBIT F

HOSTED WEB SERVICES – dotREZ – INTERNET RESERVATION FRAMEWORK

1	Definitions

As used in and for purposes of this Exhibit, the following terms shall be defined as set forth in this Exhibit. In the event that there exists any conflict between a definition set forth in this Exhibit and in any definition contained within Section 1 of the Hosted Services Agreement (the “Agreement”), the definition set forth in this Exhibit shall control.

1.1	Corporate Website Content means the web pages and content created by Customer to promote their corporate site, along with all other pages and processes that are independent of the dotREZ booking processes.

1.2	Server means the physical web server.

2	Scope of Services

NAVITAIRE will provide certain services and support functions during the Term of the Agreement to support the dotREZ – Internet Reservation Framework included in the Hosted Web Services and related applicable products. Of the available Hosted Web Services, Customer has selected the products and/or services outlined in Exhibit K.

3	Implementation Services

3.1	Data Center Implementation Services. NAVITAIRE will configure, install, activate, and test the necessary data center hardware and software for providing the Hosted Web Services to Customer. Unless otherwise specified, these services do not include communication circuits, wireless data services, or any remote communication devices, including routers or network hardware. Client personal computers, workstations, or other Customer devices connected to the Hosted Services System are the responsibility of Customer and must meet the minimum specifications as required by NAVITAIRE. NAVITAIRE shall notify Customer of such minimum specifications in order for Customer to procure and implement the same in a timely fashion consistent with any planned implementation changes or cutover to the Hosted Services System.

3.2	Network Configuration and Design Services. NAVITAIRE will supply recommended technical diagrams and will advise Customer on required network hardware requirements for client portion of application, as necessary. Customer shall have internal or third party network expertise available for the installation and configuration of their required network.

Exhibit F - 96

Hosted Services Agreement	FINAL

3.3	System Integration Services. During the implementation of Hosted Web Services and before production use of such services, NAVITAIRE will assist in the assessment of the compatibility of third party hardware and software with the Hosted Services System. Customer shall be responsible for the cost of modifying or replacing any third party systems including hardware and software that are not part of the Services. Future integration services may be included pursuant to a Work Order using the rates outlined in Exhibit K (as modified by Section 6.4 of the Agreement).

3.4	Strategic Business Review. NAVITAIRE will conduct a Strategic Business Review to gather information on Customer’s desired use of the Hosted Web Services and outline capabilities of the Hosted Services System. During the Strategic Business Review, NAVITAIRE will work with Customer to conduct an onsite business process review that will create a project plan and project schedule, including NAVITAIRE and Customer responsibilities, in order to achieve successful completion of the Implementation Services on or before the Target Date.

3.5	Hosted Web Services Installation. The Hosted Web Services installation process will include:

•	Set up of physical environments

•	Import/load of Customer provided web content

•	Technical and functional testing

•	Customer Website efficiency review

•	Conversion plan

These elements will be incorporated into the project plan with input from Customer.

3.6	Project Reporting. During the course of Implementation Services, the NAVITAIRE Hosted Web Services Project Manager will coordinate status reporting with the NAVITAIRE Reservation Services Project Manager. Following completion of installation of the Hosted Web Services, the NAVITAIRE Hosted Web Services Project Manager will provide Customer with status on the remaining Implementation Services for Hosted Web Services as follows: (a) Weekly Project Plan Update and Status Report; (b) Weekly Updated Issues/Resolution List; and (c) Executive Summary.

a)	Weekly Reports. Weekly status reports will be transmitted to Customer on a weekly basis during the provision of Implementation Services. Each report will include an updated status on the implementation process and an updated project plan. A list of the following week’s tasks and goals will be included in each report.

Exhibit F - 97

Hosted Services Agreement	FINAL

b)	Weekly Updated Issues/Resolution List. Weekly updated issues/resolution lists will be forwarded to Customer on the same schedule as the Weekly Project Plan Update and Status Report. The Issues/Resolution List will include specific additional items discovered in the project analysis, or critical issues that deserve heightened priority apart from the project plan. The Issues/Resolution List will include the task, the responsible party, date, open/close status, priority, and date of closed task. Every issue will be given a priority relative to a mutually agreed priority with Customer. Priorities will be ranked 1-5, 1 being most critical. Below is a description of each priority:

•	Priority 1 – Urgent. All issues included in this priority are deemed critical and will be given priority attention. These issues may affect a milestone or dependency related to the completion of conversion services. Issues in this category are critical to resolve prior to other project dependencies and milestones being completed.

•	Priority 2 – High. Issues included in this priority may affect the Target Date and require resolution prior to the completion of conversion services.

•	Priority 3 – Medium. Issues included in this priority are not required prior to completion of conversion services, but must be finished prior to the end of Implementation Services.

•	Priority 4 – Low. These items are not critical to either the completion of conversion services or Implementation Services but require monitoring for subsequent follow up or entry into NAVITAIRE’s Internet based customer support tool.

•	Priority 5 – Excluded. These items are deemed excluded and are either unnecessary or may be addressed in a business process change or work-around.

c)	Executive Summary. An Executive Summary will be provided to both the NAVITAIRE and Customer Executive Sponsors upon reaching critical milestones. These milestones will be established mutually with Customer as the final project plan has been established.

3.7	Implementation Services Time Frame

3.7.1	During the course of planning discussions related to this Agreement, NAVITAIRE acknowledges the Target Date for completion of the Implementation Services is *****. NAVITAIRE and Customer will detail dates and dependencies of the project plan, as summarized in the table in Exhibit A, Section 3.9.2, in order to confirm the Target Date achievability.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit F - 98

Hosted Services Agreement	FINAL

3.7.2	Upon receipt of the Implementation Fees due at signing and subject to Section 4.1 of the Agreement, NAVITAIRE agrees to perform the required Implementation Services within the time frame preceding the Target Date. NAVITAIRE further agrees to initiate, mutually with Customer, project-scope-analysis and project-planning communication to establish the final schedule for Implementation Services.

3.7.3	Customer understands that the Target Date may be subject to change upon mutual agreement of the parties; as such date is dependent on, among other matters, certain third party agreements/activities on behalf of both Customer and NAVITAIRE. These third party agreements/activities may include, but are not limited to, the following:

•	All telecommunications and data circuits.

•	Web domains and certificates.

•	Web content creation and maintenance.

Customer shall immediately establish a primary technical Project Manager contact that will be assigned to interact with the Project Manager appointed by NAVITAIRE. Failure to appoint this individual will jeopardize the delivery of Implementation Services by NAVITAIRE.

3.7.4	Upon completion of the Implementation Services as described in this Exhibit, NAVITAIRE will provide written notification to the Customer Account Liaison named in Exhibit D, Section 2.

3.8	Data Import and Content Services

3.8.1	Data Import Services. NAVITAIRE will provide tools to Customer for web content download processing. NAVITAIRE will work with Customer to define the appropriate security access to such tools and notification procedures for changes requiring a web server restart.

3.8.2	Data Content Services. Customer is responsible for all web page content and navigation configuration. Customer is responsible for all web page enhancements required for the hosted web server application provider and version.

4	Operations Environment Services

4.1

Primary and Backup Data Circuits. Customer shall be responsible for all telecommunication used by Customer in connection with the transmission of data between the Hosted Services System and Customer’s site(s), as stated in Section 4.14 of this Agreement. It is anticipated that Customer will use the same primary and back-up data circuits to transmit data for the Hosted Web Services as those used to support the delivery of the Hosted Reservation Services. Customer shall be responsible to ensure that the data circuits are capable of handling the

Exhibit F - 99

Hosted Services Agreement	FINAL

additional data volume required for the Hosted Web Services. If Customer wishes to use any alternative arrangement to the Hosted Reservation Services data circuits, Customer must submit this request to NAVITAIRE for approval.

4.2	Security. NAVITAIRE will provide Customer with specific user accounts and passwords for access to web content files. Customer is responsible for distribution of these accounts/passwords for the use of data content downloads and migrations.

4.3	Facility Locations. The facility locations provided for in this Agreement are as follows:

•	NAVITAIRE’s Hosted Web Services data center will be located in Minneapolis, Minnesota.

•	Customer’ s primary facility will be located in Denver.

5	Hosted Web Services Features

The table below itemizes the base functionality and features of the Hosted Web Services available as of the Effective Date of the Agreement.

Hosted Web Services – dotREZ – Internet Reservation Framework

Base Functionality

Hosted Web Services – dotREZ – Internet Reservation Framework

General Features – Hosted Web Services

Redundant web environment

•	Redundant communication lines between web hosting environment and the Hosted Reservation Services. (This specifically excludes Customer’s Internet circuits.)

•	Redundant web servers.

•	Redundant firewalls

•	Redundant routers

•	Redundant load balancers

•	Mirrored hard drives

•	Dual NICs

•	Redundant power supplies

•	Redundant fans

•	Scalable hardware for the support of incremental capacity gains

•	Data migration support tools for delivery of web content changes

•	Test server for the support of web page testing and deployment

For purposes of clarity, Hosted Web Services include performing email relay to a Customer exchange server only

Exhibit F - 100

Hosted Services Agreement	FINAL

Security Features

•	Real time system log monitoring

•	Patch tool management

•	Vulnerability remediation

•	Data Integrity checks

•	Intrusion detection and prevention

•	Virus protection

System Monitoring Features

Network monitoring

•	Device uptime, availability, load

•	LAN/WAN latency, utilization, availability

Server monitoring

•	Uptime, Availability, Load

•	Disk space and memory utilization

•	Processes and services running on machines

Monthly reporting

•	Server device statistics

•	Network device statistics

•	LAN/WAN line statistics

For purposes of clarity, if Customer would like to gather web statistics (number of visitors, visitors by country, etc.), Customer will need to purchase a tool that is compatible with the Hosted Web Services web server platform to gain access to such reporting information.

Hosted Web Services – dotREZ – Internet Reservation Framework

Add-On Functionality

Hosted Web Services – Disaster Recovery Services

General Features – Hosted Web Services – Disaster Recovery Services

In the event of a Disaster, at reasonable request from Customer and at Customer’s expense, NAVITAIRE shall seek to provide the core functionality of Hosted Web Services as soon as possible following Customer’s request. Customer acknowledges that the Disaster Recovery Services described in Exhibit A do not apply to the Hosted Web Services for dotREZ under this Exhibit F.

Hosted Web Services – Corporate Website Hosting

General Features – Hosted Web Services – Corporate Website Hosting

•	Corporate Website Hosting includes all General Features, Security Features, and System Monitoring Features listed under the Hosted Web Services – dotREZ Internet Reservation Framework section above. In addition, the Corporate Website Hosting environment includes a back end SQL server database.

•	Customer’s Corporate Website Content utilizes dynamically generated HTML and is not limited to static HTML.

The scope of Corporate Website Hosting is limited to uptime and availability of the ASP.Net web servers supporting the Corporate Website Content, and the SQL Server database; scope does not include support for any of the functionality coded by Customer within the Corporate Website Content.

6	Customer Hardware, Software, Connectivity and Network Requirements

6.1	Circuits. Customer is responsible for all data circuits and Internet connectivity not housed within the NAVITAIRE data center.

Exhibit F - 101

Hosted Services Agreement	FINAL

6.2	Third Party Software and Services. Customer is required to purchase directly from third party providers other related third party software licenses and services necessary to support the Hosted Web Services environment, including, but not limited to, secure certificates.

6.3	Web Domain(s). Customer is required to register or have the right to use the Customer’s designated web domain names for web content access and delivery.

Exhibit F - 102

Hosted Services Agreement	FINAL

EXHIBIT G

HOSTED REVENUE ACCOUNTING SERVICES – SKYLEDGER®

1	Definitions

In the event that there exists any conflict between a definition set forth in this Exhibit and in any definition contained within Section 1 of the Agreement, the definition set forth in this Exhibit shall control.

1.1	Customer Revenue Accounting Contact means either the Customer Account Liaison or Customer Authorized Support Contact set forth in Exhibit D, Sections 2 and 4.

1.2	Executive Sponsors has the meanings set forth in Exhibits C and D.

2	Scope of Services

NAVITAIRE will provide certain services and support functions during the Term of this Agreement related to the Hosted Revenue Accounting Services and related applicable products. Of the available Hosted Revenue Accounting Services, Customer has selected the products and/or services outlined in Exhibit K. The Hosted Services System infrastructure capacity will be established and configured for Customer’s operations based on flight Segment volume estimates provided by Customer.

Customer will be responsible for transferring data from the Hosted Revenue Accounting Services to Customer’s general ledger. Such functionality is specifically excluded from NAVITAIRE’s Hosted Revenue Accounting Services.

3	Implementation Services

3.1	Data Center Implementation Services. NAVITAIRE will configure, install, activate, and test the necessary data center hardware and software for providing the Hosted Revenue Accounting Services to Customer. Unless otherwise specified, these services do not include communication circuits, wireless data services, or any remote communication devices, including routers or network hardware. Client personal computers, workstations, or other Customer devices connected to the Hosted Services System are the responsibility of Customer and must meet the minimum specifications as required by NAVITAIRE. NAVITAIRE shall notify Customer of such minimum specifications in a timely manner in order for Customer to procure and implement the same prior to the Target Date.

3.2	Virtual Private Network (VPN) Connectivity. If Customer desires to use a virtual Private network (VPN) for connectivity to Hosted Revenue Accounting Services, NAVITAIRE will evaluate such a request to determine the viability of the use of a VPN connection for either a primary or back-up data circuit. After review, NAVITAIRE will advise Customer if the request is approved and the additional costs that will apply.

Exhibit G - 103

Hosted Services Agreement	FINAL

3.3	Network Configuration and Design Services. NAVITAIRE will supply recommended technical diagrams and will advise Customer on required network hardware requirements for client portion of application, as necessary. Customer shall have internal or third party network expertise available for the installation and configuration of their required network.

3.4	System Integration Services. As Customer uses the NAVITAIRE Hosted Reservation Services, NAVITAIRE will integrate daily reservations activity XML extract files from NAVITAIRE Hosted Reservation Services into the Hosted Revenue Accounting Services.

During the implementation of the Hosted Revenue Accounting Services and before production use of such services, NAVITAIRE will assist in the assessment of the transfer of the general ledger output file from the Hosted Revenue Accounting Services application. Customer shall be responsible for the cost of modifying or replacing any third party systems including hardware and software that are not part of the Services. For future integration services, NAVITAIRE will, upon request, provide an estimate using the rates outlined in Exhibit K (as modified by Section 6.4 of the Agreement); however, any services will be provided pursuant to a Work Order.

3.5	Strategic Business Review

3.5.1	NAVITAIRE will conduct a Strategic Business Review to gather information on Customer’s desired use of the Hosted Revenue Accounting Services and outline functional capabilities of the Hosted Services System. During the Strategic Business Review, NAVITAIRE will work with Customer to create a project plan and project schedule, including NAVITAIRE and Customer responsibilities, in order to achieve successful completion of the Implementation Services on or before the Target Date.

3.5.2	The Hosted Revenue Accounting Services installation process will include:

•	Set up of physical and database environments

•	Data import services

•	Initialization of the Hosted Revenue Accounting Services software

•	Import/load of reference data

•	Technical and functional testing

Exhibit G - 104

Hosted Services Agreement	FINAL

•	User Training with New Skies test data

•	Conversion plan for open PNR liability data

•	Load all open liability reservation data for Hosted Revenue Accounting Services

•	Complete ***** accounting close

These elements will be incorporated into the project plan with input from Customer.

3.6	Customer Site Services. NAVITAIRE will assist Customer with the testing of the required telecommunications connection between the NAVITAIRE data center and the designated Customer facility. ***** Additional technical support for on-site assistance after the initial conversion for production use of the Hosted Revenue Accounting Services shall be quoted on a project basis at the request of Customer using the rates as outlined in Exhibit K, Section 1.3.

3.7	Initial Training Services. NAVITAIRE will supply the following training and Customer agrees to participate in such training for the Hosted Revenue Accounting Services:

3.7.1	System Training: Up to a maximum of ***** which may be attended by up to a maximum of ***** Customer employees at the NAVITAIRE corporate offices located in Minneapolis, Minnesota. ***** All training will be conducted in English.

Topics will include the definition of the expected daily and month-end activities required to support the Hosted Revenue Accounting Services and user and administrative features and functions. Customer must complete basic computer familiarization and Windows training for all trainees prior to the initial training. As Customer is contracting to use the NAVITAIRE Hosted Reservation Services, and the Hosted Revenue Accounting Services uses the data extracts from this system, trainees must also have completed a basic course on the features and functions of the Hosted Reservation Services.

Customer will be provided an electronic copy of the manual in Adobe Acrobat (PDF) format for download via the NAVITAIRE web site. Technical specification and technical reference manuals are for internal NAVITAIRE use only, unless otherwise specified in this Agreement or by other arrangement. All materials provided by NAVITAIRE are in the English language unless otherwise specified within this Agreement.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit G - 105

Hosted Services Agreement	FINAL

3.8	*****

3.8.1	Project Reporting. During the course of Implementation Services, the NAVITAIRE Hosted Revenue Accounting Services Project Manager will coordinate status reporting with the NAVITAIRE Hosted Reservation Services Project Manager. Following completion of installation of the Hosted Reservation Services, the NAVITAIRE Hosted Revenue Accounting Services Project Manager will provide Customer with status on the remaining Implementation Services for Hosted Revenue Accounting Services as follows; (a) Weekly Project Plan Update and Status Report; (b) Weekly Updated Issues/Resolution List; and (c) Executive Summary.

a)	Weekly Project Plan Update and Status Report. Weekly status reports will be transmitted to Customer on a weekly basis during the provision of Implementation Services. This report will include updated status on the process and an updated project plan. A list of the following week’s tasks and goals will be included in the report.

b)	Weekly Updated Issues/Resolution List. Weekly updated issues/resolution lists will be forwarded to Customer on the same schedule as the Weekly Project Plan Update and Status Report. The Issues/Resolution List will include specific additional items discovered in the project analysis, or critical issues that deserve heightened priority apart from the project plan. The Issues/ Resolution List will include the task, the responsible party, date, open/close status, priority, and date of closed task. Every issue will be given a priority relative to a mutually agreed priority with Customer. Priorities will be ranked 1-5, 1 being most critical. Below is a description of each priority;

•	Priority 1 – Urgent. All issues included in this priority are deemed critical and will be given priority attention. These issues may affect a milestone or dependency related to the completion of conversion services. Issues in this category are critical to resolve prior to other project dependencies and milestones being completed.

•	Priority 2 – High. Issues included in this priority may affect the Target Date and require resolution prior to the completion of conversion services.

•	Priority 3 – Medium. Issues included in this priority are not required prior to completion of conversion services, but must be finished prior to the end of Implementation Services.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit G - 106

Hosted Services Agreement	FINAL

•	Priority 4 – Low. These items are not critical to either the completion of conversion services or Implementation Services but require monitoring for subsequent follow up or entry into NAVITAIRE’s Internet based customer support tool.

•	Priority 5 – Excluded. These items are deemed excluded and are either unnecessary or may be addressed in a business process change or work-around.

c)	Executive Summary. An Executive Summary will be provided to both the NAVITAIRE and Customer Executive Sponsors upon reaching critical milestones. These milestones will be established mutually with Customer as the final project plan has been established.

3.9	Implementation Services Time Frame

3.9.1	Upon receipt of the Implementation Fees due at signing and subject to Section 4.1 of the Agreement, NAVITAIRE agrees to perform the required Implementation Services within the time frame preceding the Target Date. NAVITAIRE further agrees to initiate, mutually with Customer, project-scope-analysis and project-planning communication to establish the final schedule for Implementation Services consistent with the Target Date. The project timeline and Target Date for Implementation Services of Hosted Revenue Accounting Services is *****, provided first monthly close shall follow the first month’s processing of Hosted Reservation Services.

		Primary Responsibility		Duration to Complete	Milestone Dependency
Key Milestones & Supporting Tasks		Navitaire	Customer
*	*****	*****	*****	*****	*****
*	*****	*****	*****	*****	*****
*	*****	*****	*****	*****	*****
*	*****	*****	*****	*****	*****
*
*	*****	*****	*****	*****	*****
*	*****	*****	*****
*	*****	*****	*****
*
*
*	*****	*****	*****	*****	*****
*	*****	*****	*****
*	*****	*****	*****
*
*

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit G - 107

Hosted Services Agreement	FINAL

*	*****	*****	*****	*****	*****
*	*****	*****	*****
*
*
*
*	*****	*****	*****	*****	*****
*	*****	*****	*****
*	*****	*****	*****
*
*
*	*****	*****	*****	*****	*****
*	*****	*****	*****
*	*****	*****	*****
*
*
*	*****	*****	*****	*****	*****
*	*****	*****	*****
*	*****	*****	*****
*	*****	*****	*****
*	*****	*****	*****
*	*****	*****	*****	*****	*****
*	*****	*****	*****
*	*****	*****	*****
*	*****	*****	*****
*

3.9.2	NAVITAIRE recommends at least ***** of data included in the four XML Input files outlined as Interface Files in Section 5 below, containing Customer’s open PNR data from NAVITAIRE’s Hosted Reservation Services, prior to activation and initialization of the Hosted Revenue Accounting Services. Open PNR data will include unflown future Segments which still have a positive remaining balance.

3.9.3	Typical timelines for implementation average ***** for full project implementation. The Hosted Revenue Accounting Services implementation process will be conducted in parallel with the NAVITAIRE Hosted Reservation Services implementation (if applicable); however, the Hosted Reservation Services conversion to production will normally precede the conversion of the Hosted Revenue Accounting Services implementation.

3.9.4	The NAVITAIRE Hosted Revenue Accounting Services implementation team will have an assigned project lead and central contact point that will interface with the Customer Revenue Accounting Contact during the Implementation Services period.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit G - 108

Hosted Services Agreement	FINAL

3.9.5	If Customer is implementing Hosted Reservation Services concurrently with the Hosted Revenue Accounting Services implementation, the NAVITAIRE Revenue Accounting project lead will communicate and coordinate with the primary Hosted Reservation Services project manager during the Hosted Reservation Services implementation effort. After Hosted Reservation Services conversion, the NAVITAIRE Revenue Accounting project lead will communicate status with the Customer Project Manager.

3.9.6	Upon completion of the Implementation Services as described in this Exhibit G, Section 3, NAVITAIRE will provide written notification to the Customer Revenue Accounting Contact or Customer Account Liaison named in Exhibit D of this Agreement.

4	Data Circuits

4.1	Primary and Backup Data Circuits. Customer shall be responsible for all telecommunication circuits used by Customer in connection with the transmission of data between the Hosted Services System and Customer’s site(s), as stated in Section 4.14 of this Agreement. It is anticipated that Customer will use the same primary and back-up data circuits to transmit data for the Hosted Revenue Accounting Services as those used to support the delivery of the Hosted Reservation Services. Customer shall be responsible to ensure that the data circuits are capable of handling the additional data volume required for the Hosted Revenue Accounting Services. If Customer wishes to use any alternative arrangement to the Hosted Reservation Services data circuits, Customer must submit this request to NAVITAIRE for approval.

4.2	Facility Locations. The facility locations provided for in this Agreement are as follows:

•	The NAVITAIRE Hosted Revenue Accounting Services data center will be located in Minneapolis, Minnesota.

•	Customer’s primary facility will be located in Denver.

5	Hosted Revenue Accounting Services Functionality

The table below itemizes the base and optional functionality and features in available as of the Effective Date of the Agreement. The actual optional functionality to be provided under this Agreement is as identified in Exhibit K. This list may be expanded or modified in the future based upon new releases.

Hosted Revenue Accounting Services – SkyLedger

Base Functionality

General Features – SkyLedger

•	Captures financial events for NAVITAIRE reservation activity and relates the activity to the relevant financial accounting period,

Exhibit G - 109

Hosted Services Agreement	FINAL

•	Maintains a historical PNR, Voucher, and Credit Shell database with a separate version whenever a financial change occurs.

•	Provides periodic financial reporting with accounting period integrity.

•	Provides a financial audit trail for financial activity related to the life of each PNR.

•	Provides a financial audit trail for each accounting entry down to the specific transaction event detail.

•	Provides data retention for PNR(s), Vouchers, Credit Shells, and accounting details,

•	Includes a web based report creation tool which enables the user to create and view a set of reports.

•	Provides the ability to map accounting events to airline specified general ledger accounts for reporting or electronically interfacing to the airline’s general ledger system.

•	Provides financial detail in the airline’s designated “host” accounting currency without loss of the sales currency in the reporting data.

•	Provides the ability to re-map transactions and automatically reprocess those affected by the mapping changes.

•	Provides a pre-defined set of reports for critical accounting events with the flexibility of these reports being available in text, PDF, or Excel.

•	Provides simple proration of fare over each leg within a given through segment.

•	Provides flexibility to map account numbers to specific transactional data elements, e.g. aircraft type, tax code, or country code.

Standard Reports

Accounting Reports

•	Account Center Balance Report. Displays account/center balances for each of the carrier’s accounts.

•	Journal Entry Detail Report. Displays account/center balances grouped by Journal Entry.

•	Activity Balance Report. Summarizes daily postings by account event/account type.

•	Account Mappings Report. Displays all relevant information related to an account mapping for a user-specified company code, effective period, account event and account type.

•	Suspense Report. Displays account items that are currently in suspense.

Revenue Reports

•	Revenue by Distance. Displays base and gross revenue by seat mile/kilometer on a specific date or within a specified date range for flights between two cities.

•	Revenue by Fare Class. Displays revenue by fare class on a specific date or within a specified date range.

•	Revenue by Flight. Displays revenue by average seat mile/kilometer for individual flights.

•	City Pair Load Factor. Displays passenger totals, load factor, ASM, Revenue, RPM, yield, RASM, and other data by city pair as well as by individual flights serving each city pair.

•	Earned/Unearned Revenue. Displays information on earned and unearned revenue for flights between a designated city pair including analysis by booking date and equipment type.

•	Route Profitability Report. Displays a summary of revenue and costs by route. Costs must be entered through the Expenses User Interface before the report can be used.

Business Reports

•	Credit Shell/Voucher Expiration. Lists expired credit flies, credit shells and vouchers for a specified time period.

•	Fees and Discounts. Displays fees and discounts, by currency and type, entered into the system.

•	Tax History. Displays information for selected tax payments.

•	Payment Report. Displays information about payments made against a PNR grouped by date, agent or type based on parameters specified.

•	Flight Reconciliation Report. Displays Flight Statistics and what has been received and accounted for within SkyLedger.

•	Unearned Revenue Liability Report. This report displays unearned revenue, earned revenue, no-show revenue, expired revenue, and unearned revenue liability at an accounting period level. This report will provide the user with exposure to their unearned revenue liability (items sold, but not flown).

•	Delta Report. Displays all transactions for which the total debit and credit amount do not balance for the account specified by the user

Exhibit G - 110

Hosted Services Agreement	FINAL

Operational Reports

•	Extract Load Errors Report. Displays all transactions that could not be successfully loaded to the historical database.

•	Reconciliation Report. Daily report that is used to ensure all transactions listed on the historical database are also posted to the accounting detail database with the appropriate amounts. Only discrepancies between the historical and accounting database are displayed.

Modules and Interfaces

Modules

•	PNR Load. Accept PNR XML from the NAVITAIRE reservation system and validate file, load to Temporary Database for further processing by Version History module,

•	Voucher Load. Accept Voucher XML from the NAVITAIRE reservation system and validate file, load to Temporary Database for further processing by Version History module.

•	Credit Shell Load. Accept Credit Shell XML from the NAVITAIRE reservation system and validate file, load to Temporary Database for further processing by Version History module.

•	Flight Following Load. Accept Flight Following XML from the NAVITAIRE reservation system and validate file, load to Temporary Database for further processing by Version History module.

•	PNR Version History. Version incoming PNR and insert a control row to trigger action by the accounting generator.

•	Voucher Version History. Version incoming Voucher and insert a control row to trigger action by the accounting generator.

•	Credit Shell Version History. Version incoming Credit Shell and insert a control row to trigger action by the accounting generator.

•	Flight Following Version History. Version incoming Flight and insert a control row to trigger action by the accounting generator.

•	Accounting Generator. Generate accounting transactions based on prior versions of PNR, Voucher and Credit Shell comparing differences to determine what financial events have changed.

•	Account Mapping. Assign an account period, company code, journal entry, debit/ credit account/ center to a specific accounting transaction.

•	Remap Request. Identify and process the transactions that must be reversed and remapped as a result of modifications to the account mapping table.

•	Re-conversion Request. Identify and process the transactions that must be reversed and reposted as a result of modifications to the currency conversion rate table.

•	Account Reversal. Update the accounting detail table to reverse all accounting related to the transaction key provided.

•	Transaction Reconciliation. Ensure the accounting database is in sync with the historical transaction database.

•	Monthly Close Processing. Perform a variety of actions related to the close of an accounting period.

•	Simple Proration. Retrieve air miles for each leg within a given through segment and divide the fare among the constituent legs. Alternatively the square root of air miles can be used to divide the fare among the constituent legs.

•	Expiration. Generate accounting to relieve liability related to unused transactions (PNR(s), Credit Shells, and Vouchers) following a user-specified expiration period.

•	Purge. Delete fully-used, closed transactions from the historical and accounting databases following a user-specified retention period.

•	General Ledger Creation. Extract all accounting records in local and/or host currency on a daily or monthly basis to be fed via XML interface into Customer’s General Ledger system.

•	Agency Billing and Commission Load. Accept Agency Billing and Commission file from the NAVITAIRE reservation system, validate file, and load to database (optional).

Exhibit G - 111

Hosted Services Agreement	FINAL

Interface Files

SkyLedger is populated by the XML extract files provided by the NAVITAIRE Reservation System. The main output of the SkyLedger system will be the general ledger feed, which supplies the data that can be interfaced into Customer’s financial system. Please note that each of the interface files listed below has a standard file specification and all files accepted or created by the SkyLedger system must be formatted in accordance with these file specifications.

Inputs

•	PNR Booking Data Extract from the NAVITAIRE Reservation System with PNR/Passenger information such as booking, flown, or payments.

•	Credit Shell XML. Daily XML Extract from the NAVITAIRE Reservation System with Credit Shell information such as creation of, usage.

•	Voucher XML. Daily XML Extract from the NAVITAIRE Reservation System with Voucher information such as creation of, usage.

•	Flight Following XML. Daily XML Extract from the NAVITAIRE Reservation System with flight information such as origin, destination, or passenger counts.

•	Agency Data XML. XML extract from the NAVITAIRE Reservation System with agent and contact information. This information is used to allow mapping by department and location for certain accounting events.

Outputs

•	Standard General Ledger Feed. The NAVITAIRE standard general ledger feed, which provides SkyLedger data to Customer’s general ledger system to update the journal entry/account balances, is included at no extra cost to Customer.

User Interfaces

SkyLedger provides a user interface for: a) viewing and managing accounts, b) viewing journals and account mappings to allow customization accounts, and c) viewing journal entries to track how transactions are applied to those specific accounts. The following six user interfaces will be included in SkyLedger:

•	Accounts. The accounts user interface will be used to insert, update, and delete entries from the SkyLedger account table, center table, and company account center table. These tables in turn are used to validate entries to the SkyLedger account mapping table.

•	Journal Maintenance. The journal maintenance user interface will be used to insert, update, and delete entries on the SkyLedger journal entry table. This table in turn will be used to validate entries to the SkyLedger account mapping table.

•	Journal Approval. The journal approval user interface will be used to approve the debit/credit balance for each journal entry. Please note that this interface is intended to be used in conjunction with the SkyLedger journal entry detail report. Quality Assurance and management approval of a journal entry is required before data related to this journal entry may be bridged to the user via the automated monthly G/L feed (where the carrier has requested user-approval of the journal entry balance).

•	Mappings. The mappings user interface will be used to insert, update, and delete entries from the SkyLedger account mapping table. This table in turn will be used to assign a debit account/center and credit account/center to accounting transactions based upon the type of accounting event (account event/account code) and the specific characteristics of the transaction (mapping fields). The account mapping table also enables individual accounting transactions to be classified under the proper company code and journal entry.

•	Currency Maintenance. This user interface will allow the user to enter the exchange rate from each currency to the host currency at the company level with an effective date for each exchange rate.

•	Service Types. This user interface will allow the carrier to identify each service type and specify whether or not the revenue related to that service will be earned at the time of booking or the time of flight.

Exhibit G - 112

Hosted Services Agreement	FINAL

Revenue Accounting System Data Storage and Access

•	Online access for historical revenue accounting system data up to ***** and ***** from current date.

•	Access to historical revenue accounting system data more than ***** prior to the current date is the responsibility of Customer.

•	Accounting generated for interline activity is retained for up to ***** from the current date.

Note: It is Customer’s responsibility to store and provide access to any required detailed revenue accounting system data more than thirteen (13) months old and to aggregated revenue accounting data.

Standard General Ledger Extract

•	Provides a daily or monthly extract file containing account postings data.

•	Allows Customer to upload the data into their financial system.

Month End Close Process

•	User initiated process which is executed by NAVITAIRE operations staff.

•	Provides automated closure of each accounting period.

6	Customer Hardware, Software, Connectivity and Network Requirements

6.1	Equipment Specifications. The equipment specifications below outline the required, supported hardware and software necessary for the proper function and efficient operation of the Hosted Revenue Accounting Services and applicable products. Unless otherwise specified in this Section, the equipment and software listed below are the responsibility of Customer.

*****

*****

*****

*****

6.1.1	Data Circuits. ***** NAVITAIRE may act as Customer’s agent to order and facilitate installation of these circuits upon written request by Customer.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit G - 113

Hosted Services Agreement	FINAL

EXHIBIT H

(INTENTIONALLY OMITTED)

Exhibit H - 114

Hosted Services Agreement	FINAL

EXHIBIT I

DATA PROTECTION PROCEDURES

(PROCEDURES FOR THE PROTECTION

OF

CUSTOMER PERSONAL DATA)

These Data Protection Procedures (“Procedures”) set forth the security protocols that Customer and NAVITAIRE will follow with respect to maintaining the security and privacy of Customer Personal Data in connection with the Agreement.

1	General

In the event of a conflict or inconsistency between the terms of these Procedures with the terms of the Agreement, the terms of the Procedures shall govern. Capitalized terms used herein, but not defined shall have the meanings ascribed to them in the Agreement.

2	Security Policy

NAVITAIRE will maintain globally applicable policies, standards, and procedures intended to protect NAVITAIRE and Customer Data. Such policies include, but are not limited to:

•	System Security

•	Security of Information and Acceptable Use of Systems

•	Confidentiality

•	Data Privacy

•	Data Management

NAVITAIRE will provide summaries of these policies upon Customer’s request.

3	Global Access

NAVITAIRE may access the Customer Personal Data from anywhere within NAVITAIRE/Accenture’s Global Delivery Network, unless otherwise mutually agreed by the Parties.

4	Organizing Information Security

4.1	Accountability

The following executives from Customer and NAVITAIRE shall be responsible for confirming the implementation of and ongoing compliance with these Procedures. Any notices under these Procedures or the Agreement regarding the

Exhibit I - 115

Hosted Services Agreement	FINAL

Customer Personal Data obligations of each party should be as follows: communications regarding the day-to-day obligations should be communicated in writing via E-mail or other written notice to each of the Data Protection Executives and communications regarding any changes to the terms of these Procedures (including any Attachments) or the terms of each party’s Customer Personal Data obligations under the Agreement should be directed as required under the notice provisions of the Agreement with copies provided to the Data Protection Executives.

•	Customer Data Protection Executive: [*****]

•	NAVITAIRE Data Protection Executive: [*****]

The Data Protection Executives intend to jointly review these Procedures at a minimum on an annual basis to identify if any changes are necessary. Each party will promptly notify the other party of any suggested changes to the application of agreed upon Procedures or other general concerns about potential gaps in the information security environment.

Any material changes to these Procedures must go through the amendment process as set forth in the Agreement.

4.2	Controls

Responsible Parties
Control		NAVITAIRE	Customer
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit I - 116

Hosted Services Agreement	FINAL

Responsible Parties
Control		NAVITAIRE	Customer
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit I - 117

Hosted Services Agreement	FINAL

Responsible Parties
Control		NAVITAIRE	Customer
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit I - 118

Hosted Services Agreement	FINAL

Responsible Parties
Control		NAVITAIRE	Customer
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****

*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
]

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit I - 119

Hosted Services Agreement	FINAL

EXHIBIT J

NAVITAIRE Support Center

1	Definitions

As used in and for purposes of this Exhibit, the following terms shall be defined as set forth in this Exhibit. In the event that there exists any conflict between a definition set forth in this Exhibit and in any definition contained within Section 1 of the Hosted Services Agreement, the definition set forth in this Exhibit shall control.

1.1	Custom Enhancement Request means a request by Customer to modify the Hosted Services System used by NAVITAIRE to provide the Hosted Services but shall not include any reporting of a System Error.

1.2	Emergency means:

•	With respect to Hosted Reservation Services, an aircraft incident experienced by Customer, an Interrupted Service, a systemic problem or error causing a material loss or corruption of production PNR data, or as otherwise described in the table in Section 2.1 of this exhibit;

•	With respect to Hosted Web Services, an Interrupted Service event which prevents the delivery of Customer web pages due to NAVITAIRE controlled infrastructure being inaccessible; or

•	With respect to Hosted Revenue Accounting Services, an event which prevents the delivery of the daily Postings Report or the general ledger output file on the last day of the accounting period.

1.3	System Error means when functionality identified in this Agreement or described in the NAVITAIRE product user documentation is currently not working in Customer’s account in all material respects consistent with the manner that it is described in such documentation pertaining to the release Customer is reporting the error against. No failure of any reconfiguration by Customer of a Configurable Template shall be deemed to be or can create a System Error.

2	Scope of Services

NAVITAIRE will provide Customer with (a) English-speaking assistance from the NAVITAIRE Support Center via telephone or an Internet based customer support tool (English version only), and (b) the ability to report Incidents (INC). A customized version of the NAVITAIRE Support Center Procedures Manual will be provided to Customer.

Exhibit J - 120

Hosted Services Agreement	FINAL

The NAVITAIRE Support Center may be contacted for assistance in the following areas:

2.1	System Errors

Customer may report a System Error by calling the NAVITAIRE Support Center at the number provided in Section 1 of Exhibit C of the Agreement ***** or by logging it via the Internet based customer support tool (English version only). Time spent by the NAVITAIRE Support Center during the reporting of the System Error is not billable to Customer. Time spent by NAVITAIRE personnel in the resolution of such System Error (including any development efforts to modify software for such resolution into the Production Version) will not be billable to Customer except in the event that the final determination of root cause of a System Error is identified as being due to events caused by third parties or Customer misuse of the Hosted Services System, in which case all time spent by NAVITAIRE personnel in the resolution of such System Error will incur Support Fees at the rate specified in Exhibit K, Section 1.3.

When Customer reports a System Error, it will be assigned an urgency by the NAVITAIRE Support Center based on: (i) whether it constitutes an Emergency as provided in the definition by product type within this Exhibit, or (ii) other classification as determined in good faith by NAVITAIRE using the following guidelines:

Impact Analysis	Degree of Degradation of Business Functionality
	No loss of business function	Partial loss of business function. Work- around exists.	Partial loss of business function. No work- around exists.	Complete loss of business function. Work- around exists.	Complete loss of business function. No work- around exists.

Immediate impact is major affecting many and/or critical users of the affected business functionality.	Low	Medium	High	High	Emergency for Hosted Reservation, Web and Check-in Services only

Immediate impact is moderate affecting only a few and/or non-critical users of the affected business functionality.	Low	Low	Medium	High	High

Immediate impact is marginal affecting only a few or no users or non-critical users of the affected business functionality.	Low	Low	Medium	Medium	Medium

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit J - 121

Hosted Services Agreement	FINAL

An example of an “Emergency” System Error might include:

•	Hosted Services are totally unavailable due to a NAVITAIRE controlled communication line.

•	Hosted Web Services are totally unavailable due to NAVITAIRE controlled web server.

•	Customer did not receive the daily Postings Report

An example of a “High” System Error might include:

•	Cannot change any airline schedules through Schedule Manager.

•	Cannot load new fares through Fare Manager.

•	Unable to generate confirmation itineraries for Internet customers.

•	Hosted Web Services migration tools unavailable for web content uploads.

•	Settlement files are delayed by one day in being sent to the settlement bank.

•	Reporting Services are not displaying data accurately.

An example of a “Medium” System Error might include:

•	Slow system response for specific tasks.

2.1.1	Emergency System Error Response

Customer should call the NAVITAIRE Support Center to report an Emergency in English, in lieu of use of the Internet based support tool. If all representatives are busy with other calls, a message may be left in English on the voicemail response system, which will page an appropriate contact. A representative of NAVITAIRE will return Customer’s call within ***** with an acknowledgement and initial response to Customer. In the event that NAVITAIRE determines that a System Error reported by Customer is not an Emergency, it shall be handled in accordance with Section 2.1.2 below.

Customer is required to provide NAVITAIRE with an after-hours emergency contact number in Exhibit D. Customer will answer calls to its after-hours emergency contact line by, or promptly respond to messages received via such number from, the NAVITAIRE support representative.

NAVITAIRE response targets for Emergency System Errors are provided in the table below, NAVITAIRE’s resolution targets are included in the NAVITAIRE Policy and Procedure Manual, available on the NAVITAIRE Customer Care website.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit J - 122

Hosted Services Agreement	FINAL

Customer Communication	Response Targets (Emergency System Errors)
Acknowledgement and Initial Response	*****

Updates	*****

Provided the Emergency is due to a complete outage of the Hosted Reservation Services and / or Hosted Web Services, during subsequent updates NAVITAIRE will advise Customer regarding the status of the error or problem and the anticipated period to resolution to the extent known. During normal business hours, both the NAVITAIRE Account Manager and Customer Account Liaison will be notified and briefed on the situation, with a further escalation to the Executive Sponsors for any system outage exceeding *****. The Executive Sponsors will determine whether further escalation to the CEO, President, or Managing Director level of each company is necessary.

2.1.2	Non-Emergency System Error Response

When reporting a System Error, Customer must refer to the documentation that matches the release of software they are running. If Customer wants a feature that is not currently included in their software release, but the feature is included in a later software release, Customer must upgrade their software to that release to be able to take advantage of the new features and functionality.

Non-Emergency System Errors shall be acknowledged and routed *****, excluding NAVITAIRE holidays (Christmas Eve, Christmas Day, and New Year’s Day), as provided in the targets shown in the table below. NAVITAIRE’s resolution targets are provided in the NAVITAIRE Policy and Procedure Manual, available on the NAVITAIRE Customer Care web site.

Customer Communication	Response Targets (Non-Emergency System Errors)
	High	Medium	Low
Acknowledgement and Initial Routing	*****	*****	*****

Updates	Customer will receive electronic notification whenever data is needed or the incident is resolved, status is changed, or notes are updated.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit J - 123

Hosted Services Agreement	FINAL

2.1.3	Test Account System Error Response

System Errors detected during testing in Customer’s test environment should be logged through the Internet based support tool with a reference to the test account version. Notwithstanding anything contained in this Section 2.1, NAVITAIRE will respond to System Errors for the test environment within *****.

2.2	Support Service Requests

Customer may utilize the Internet based support tool to contact the NAVITAIRE Support Center electronically for the standard support service requests or questions.

The NAVITAIRE Support Center shall assign urgency (high, medium, low) to each support service request in its sole discretion. These services are subject to the Support Fees as described in Exhibit K, Section 1.3, and are undertaken at the sole discretion of NAVITAIRE. All efforts required for such support service requests are payable by Customer.

NAVITAIRE response targets for High, Medium, and Low standard support service requests are provided in the table below.

Customer Communication	INC Severity Classification and Response Targets
	High	Medium	Low
Acknowledgement and Initial Routing	*****	*****	*****

Updates	Customer will receive electronic notification whenever data is needed or the incident is resolved, status is changed, or notes are updated.

2.3	Other Service Requests

Customer may utilize the Internet based support tool to contact the NAVITAIRE Support Center electronically for the following types of other service requests:

•	Professional Services

•	Consulting

•	Training

•	Implementation of add-on functionality

•	Upgrades

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit J - 124

Hosted Services Agreement	FINAL

These services are subject to the Support Fees and/or Other Fees as described in Exhibit K, Section 1.3 and/or 1.4, and are undertaken at the sole discretion of NAVITAIRE. All efforts required to for such service requests are payable by Customer. If the request is deemed by NAVITAIRE or Customer to require a Work Order, estimated fees and time schedule will be prepared and Customer will then decide whether to authorize the work to be performed by NAVITAIRE.

2.4	Custom Enhancement Requests

2.4.1	Custom Enhancement Process. Customer may utilize the Internet based support tool to contact the NAVITAIRE Support Center electronically to submit a Custom Enhancement Request. Such requests can be in response to:

a)	Mandates controlled by external third parties including governments, governing industry bodies such as International Air Transport Association [IATA], Société Internationale de Télécommunications Aéronautiques [SITA], or airport authorities. Examples include:

•	Taxes, fees, security issues, immigration.

•	Airport technology issues that impact airlines such as bag tag, Common Use Terminal Emulator (CUTE), or CUBE.

b)	Customer requests that are initiated through a direct request, user conference, or through Customer’s NAVITAIRE Account Manager. Examples include:

•	Competitive advantage.

•	Improved passenger services.

•	Specific client requirements.

•	Improved business management.

c)	Internal requests that are initiated through the sales cycle, Technology, Development, or NAVITAIRE line of business. Examples include:

•	Cost reduction initiatives.

•	Product obsolescence.

•	Corporate business plan objective.

Exhibit J - 125

Hosted Services Agreement	FINAL

All efforts required to develop, implement, document, and/or train on Custom Enhancement Requests are payable by Customer. These services are subject to the Support and/or Other Fees as described in Exhibit K, Section 1.3 and/or 1.4 and are undertaken at the sole discretion of NAVITAIRE. If the request is to be undertaken by NAVITAIRE, estimated fees and time schedule will be prepared and Customer will then decide whether to authorize the work to be performed by NAVITAIRE via an update to the corresponding INC or by entering into a Work Order.

Custom Enhancement Requests will be assigned an urgency according to the criteria in the table below. If there is a disagreement as to the relative priority of the Custom Enhancement Request, it will be resolved between the NAVITAIRE Account Manager and the Customer Account Liaison. If this cannot be resolved at this level, it will be escalated to the respective Executive Sponsors for determination.

Urgency	Description
Very High (Critical)

A requirement from a business critical third party or other outside influence such as an airline buyout, purchase of another airline, a new government regulation, or a requirement that cannot be completed in a manual nature without severe negative impact. Such requests are Critical only if a third party controls the requirement, it is non-discretionary to the customer, and the third party places an immediate time constraint on the customer.

Note: Documentation from the governing entity, which clearly states the nature of the requirement, the time frame allowed for implementation, and the penalties for non-compliance may be required. Due to the nature of a Critical request, NAVITAIRE expects to receive no more than ***** such requests per year. Every attempt will be made to meet the established regulatory deadline communicated in these instances; however should the deadline be compromised NAVITAIRE will communicate specific issues that may make this deadline unattainable with an estimate of when it can be completed.

Examples:

•       Adding Security Watch – a government or industry requirement that would inflict severe financial penalties if not met and demanded a quick implementation.

•       Adding the EURO as a form of currency – a specific governmental requirement that was dictated to the customers and demanded a quick implementation.

High

A requirement from a business critical third party or outside influence such as an airline buyout, purchase of another airline, a new government regulation, or a requirement that cannot be completed in a manual nature without severe negative impact, but DOES NOT have an immediate time constraint placed on Customer by the third party.

Note: Such requests are classified as High to prevent them from becoming Critical. A new business requirement that cannot be completed in a manual nature without severe negative impact. Such requests are not Emergencies because the request is discretionary to the customer.

Examples:

•       Printing French Itineraries for domestic French flights – a governmental requirement that provided sufficient time to respond to the need. Changing to a new bank – a customer-driven requirement that is critical to customer daily operations.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit J - 126

Hosted Services Agreement	FINAL

Medium

Supports all required Hosted Services System operations; the request is required eventually but could wait until a later release if necessary. Would enhance the product, but the product is not unacceptable if absent. More of a want than a need, but would provide benefit to the customer.

Examples:

•       Adding support of seat assignment capability for Computerized Reservation System (CRS) bookings.

•       Adding new Check-in commands or short-cuts that would save time and effort for the agents.

•       Adding new features or functions in the Irregular Operations (IROP) program to increase efficiency of passenger handling.

Low

A functional or quality Custom Enhancement Request that corrects an aesthetic problem or improves usability from the customer’s perspective. It does not greatly affect or alter core functionality.

Examples:

•       Enabling a pop-up message of “Are you sure” for bags weighing > 100Kg.

•       Adding the ability to alter the ‘flow’ of the SkySpeed booking process as a user configurable option.

•       Adding support for additional languages for SkySpeed (localization).

•       Adding more feeds (imports or exports) to third party packages for data sharing.

•       Making minor adjustments to screen layouts or design to increase readability.

•       Adjusting reports to increase readability and decrease questions to support.

3	Releases

NAVITAIRE software changes are bundled into work units called releases Customer is obligated to implement released as previously stated in Section 4.12 of the Agreement Customer will initiate upgrade projects via a service request logged with the NAVITAIRE Support Center.

3.1	Major Release Stabilization Period. For the first ***** following the implementation of a Major Release, NAVITAIRE shall be exempted from its obligations with respect to the Minimum System Availability Target For the avoidance of doubt, such exemption shall not apply following any sub-releases or fixes arising from such Major Release that are implemented after such stabilization period.

4	Included Support Hours

NAVITAIRE provides Customer with an allotment of included support hours. The allotment is for the specified period only and may not be carried forward. Allotted monthly hours of NAVITAIRE Support Center Support are not deducted for Support Center Support in connection with System Errors for which the root cause is system failure and not Customer or third party misuse. All other related hours are deducted in ***** increments with a minimum of ***** per occurrence.

Customer is allotted, at no additional charge, a maximum number of included NAVITAIRE Support Center Support hours on an on-going basis, as described in Exhibit K, Section 1.3. If Customer utilizes the NAVITAIRE Support Center more than the allotted number of hours, the Support Fees in Section 1.3 of Exhibit K will apply.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit J - 127

Hosted Services Agreement	FINAL

5	Support for Third Party Applications or Connections

Except as expressly set forth in this Agreement, NAVITAIRE is not responsible for any third party interfaces or connections. Any Support Center Support time incurred by NAVITAIRE personnel for any such third party interfaces or connections is subject to the Support Fees in Section 1.3 of Exhibit K.

Exhibit J - 128

Hosted Services Agreement	FINAL

EXHIBIT K

PRICE AND PAYMENT

1	Fee Schedule

All fees in this Exhibit are specified in USD.

1.1	Service Fees

1.1.1	Monthly Recurring Service Fees – Core Services:

*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit K - 129

Hosted Services Agreement	FINAL

*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****

*****	*****
*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****

*****

*****	*****
*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****

*	*****

a)	Look to Booked Segment Ratio. A “Look to Booked Segment Ratio” of ***** will apply to all bookings as described in Section 1 of Exhibit A.

NAVITAIRE will allow a ***** grace period following the go-live date of New Skies before any overage fees will apply.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit K - 130

Hosted Services Agreement	FINAL

*****If the established Look to Booked Segment Ratio is exceeded, the Availability Request Overage Fee described in this Section will apply.

b)	Availability Request Overage Fee is the fee applied to each Utilized Availability Request in excess of the Maximum Availability Requests Allowed. The Availability Request Overage Fee is determined based on the Low Fare Availability Average Days per Call, and will be applied to each excess Utilized Availability Request, as follows:

•	*****

The Low Fare Availability Average Days per Call is rounded to the nearest whole number to determine the fee to be applied.

Should Customer not utilize the Low Fare Finder functionality, a flat fee of ***** will apply per Utilized Availability Request in excess of the Maximum Availability Requests Allowed.

1.1.2	Monthly Recurring Service Fees – Hosted Reservation Services – New Skies Add-On Products/Services:

SELECTED	Products and/or Services	Description	Partners or Connections	Monthly Minimum Recurring Service Fee (per partner/ connection)	Included in Monthly Recurring Service Fee	Monthly Overage Fee
*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****
*****		*****	*****
*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****
*****		*****	*****
*****		*****	*****	*****	*****	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit K - 131

Hosted Services Agreement	FINAL

SELECTED	Products and/or Services	Description	Partners or Connections	Monthly Minimum Recurring Service Fee (per partner/ connection)	Included in Monthly Recurring Service Fee	Monthly Overage Fee
*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****
*****		*****	*****	*****	*****	*****
*****		*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****
*****		*****	*****	*****	*****	*****
*****		*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****
			*****		*****	*****
			*****		*****	*****
			*****		*****	*****
*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****
*****	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit K - 132

Hosted Services Agreement	FINAL

1.1.3	Monthly Recurring Service Fees – Hosted Web Services – dotREZ – Internet Reservation Framework Add-On Products/Services:

•	Corporate Web Hosting as listed in Section 1.1.1 above.

1.2	Implementation Fees

If products and/or services are not part of Customer’s initial purchase, the prices listed below will remain valid for ***** following the Target Date. Following this time period, the pricing for Services not previously selected in this Section is subject to change

Unless otherwise mutually agreed and documented via an executed Amendment or Work Order:

•	Products and/or Services that are not part of Customer’s initial purchase, require ***** of the corresponding Minimum Implementation Fee be paid in full upon execution of an Amendment to the Agreement to add such products and/or services, with the remaining ***** due and payable in full upon completion of the corresponding implementation project; and

•	Minimum Implementation Fees exclude any new development and travel expenses, such travel expenses shall be reimbursed in accordance with Section 6.2 of the Agreement.

SELECTED	Products and/or Services	Description	Partners or Connections	Minimum Implementation Fee (per partner / connection)	Maximum Number of Hours Included in Minimum Implementation Fee (additional hours provided on a time and materials basis per Section 1.3)
*****
*****	*****	*****	*****	*****	*****
*****	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit K - 133

Hosted Services Agreement	FINAL

SELECTED	Products and/or Services	Description	Partners or Connections	Minimum Implementation Fee (per partner / connection)	Maximum Number of Hours Included in Minimum Implementation Fee (additional hours provided on a time and materials basis per Section 1.3)
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****		*****	*****
*****		*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****		*****	*****		*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****		*****	*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit K - 134

Hosted Services Agreement	FINAL

SELECTED	Products and/or Services	Description	Partners or Connections	Minimum Implementation Fee (per partner / connection)	Maximum Number of Hours Included in Minimum Implementation Fee (additional hours provided on a time and materials basis per Section 1.3)
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****		*****	*****		*****
*****		*****	*****		*****
*****		*****	*****		*****
*****	*****	*****	*****	*****	*****
*****		*****	*****	*****	*****
*****		*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****
	*****	*****	*****	*****	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit K - 135

Hosted Services Agreement	FINAL

1.3	Support and Professional Services Fees.

Any additional Support Center Support or Professional Services, including Implementation Services, requested by Customer and for which Customer has not already engaged NAVITAIRE pursuant to this Agreement, shall be performed at the pricing set forth below, unless a lower rate is set forth in a Work Order:

Support Center Support	Fees
*****	*****
*****	*****
*****	*****
*****	*****

1.4	Other Fees

Other Fees	Fees
Custom Programming/Professional Services	Quoted on a per project basis
Dedicated Account Management	Quoted on a per project basis
Business Process and Professional Services	Quoted on a per project basis

1.5	Payment of Implementation Fees. NAVITAIRE shall perform all of the Implementation Services set forth in Exhibits A, F and G in order to meet the Target Date for an estimated fee of ***** (the “Implementation Fee”), plus expenses incurred by NAVITAIRE which are to be reimbursed pursuant to Section 6.2 of the Agreement. Upon the Effective Date, NAVITAIRE shall invoice Customer for ***** of all Implementation Fee. NAVITAIRE shall invoice USD ***** on the Effective Date as an initial payment of the Implementation Fee. The remaining balances of all Implementation Fees are due and payable in equal monthly installments during the term of the implementation period of USD ***** ; provided that not more than ***** of the Implementation Fees shall be invoiced until the remaining implementation fees are due as set forth in Section 1.6. Work on the Implementation Services will commence once the Implementation Fees due at signing are paid in full.

1.6	Fee Commencement after Implementation. The following four (4) scenarios will determine the commencement schedule for the monthly recurring Service Fees as outlined in this Exhibit and the due date for the remaining balances of the implementation fees:

1.6.1	Implementation by Target Date. Upon availability of the Hosted Services for use by Customer, effective on the Target Dates as detailed in Exhibits A, B, F, and G, all remaining implementation fees are due and applicable monthly recurring Service Fees will commence. These fees will commence regardless of actual use of Hosted Service(s) or subsequent delay by Customer.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit K - 136

Hosted Services Agreement	FINAL

1.6.2	Requested Delay by NAVITAIRE. In the event that NAVITAIRE requests a delay in order to complete remaining Implementation Services, and Customer agrees to such delay, the remaining implementation fees will be due and applicable monthly recurring Service Fees will commence only on the earlier of the actual date of completion of Implementation Services or the new Target Date. NAVITAIRE will provide written notice of the new Target Date and outline remaining Implementation Services.

1.6.3	Requested Delay by Customer. Customer may unilaterally extend the Target Dates (as detailed in Exhibits A, B, F, and G) one time for up to ***** by written notice to NAVITAIRE. In the event Customer requests a delay in the completion of Implementation Services in excess of ***** past the initial Target Dates, remaining implementation fees will be due and any monthly recurring Service Fees will begin to accrue on the Target Dates as extended under the first sentence of this Section 1.6.3, if the Implementation Services are completed as of such extended Target Dates. Such requested delay in excess of ***** from the initial Target Dates may result in rescheduling portions or all of the remaining Implementation Services to the next available timeframe as evaluated by NAVITAIRE, unless mutually agreed in writing otherwise. Customer will provide written notice of the new requested Target Dates.

NAVITAIRE reserves the right to apply additional implementation fees as are necessary when rescheduling the Implementation Services due to Customer request to extend the initial Target Dates by more than ***** . All fees as described in the Agreement and this Exhibit K are to be applied based on the scheduled Target Dates.

1.6.4	Mutual Agreement for Delay. In the event that both NAVITAIRE and Customer agree to delay in order to complete the required Implementation Services, the remaining implementation fees will be due and the applicable monthly recurring Service Fees will commence on the newly agreed Target Dates for the Implementation Services. NAVITAIRE will document the new planned Target Dates and provide written notice to Customer.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit K - 137

Hosted Services Agreement	FINAL

EXHIBIT L

WORK ORDER TERMS AND FORM

The purpose of this Exhibit L is to define additional Terms exclusively applicable to Professional Services and provide the Work Order form under which such Professional Services will be provided, in each case unless the parties agree otherwise in modified version of this Work Order.

1	Additional Terms

1.1	Acceptance: Customer’s Operation and Use of Deliverables

1.1.1	Unless otherwise set forth in a Work Order, all Professional Services and Deliverables will be deemed accepted if Customer does not reject the Professional Services and Deliverables by providing written notice within ***** after delivery specifically identifying the manner in which the Professional Services or Deliverables fail to materially comply with their applicable specifications; Customer is responsible for its operation and use of the Deliverables and for ensuring that the Deliverables meet Customer’s requirements.

1.2	Liability and Limited Warranties and Remedies

1.2.1	Notwithstanding anything contained in this Agreement, the following sections will apply to the Professional Services and Deliverables, in lieu of Section 10.1 of the Agreement.

THE AGGREGATE LIABILITY OF NAVITAIRE UNDER OR IN CONNECTION WITH ANY WORK ORDER FOR PROFESSIONAL SERVICES REGARDLESS OF THE FORM OF ACTION GIVING RISE TO SUCH LIABILITY (WHETHER IN CONTRACT, TORT, OR OTHERWISE), SHALL NOT EXCEED THE FEES RECEIVED BY NAVITAIRE WITH RESPECT TO THE PROFESSIONAL SERVICES AND DELIVERABLES UNDER THE APPLICABLE WORK ORDER.

For the avoidance of doubt, Section 10.4 of the Agreement shall apply to all Work Orders.

1.2.2	Notwithstanding anything contained in this Agreement, the following sections will apply to the Professional Services and Deliverables, in lieu of Section 10.2 of the Agreement:

1.2.3	NAVITAIRE warrants that its Services will be performed in a good and workmanlike manner. NAVITAIRE agrees to re-perform any Professional Services not in compliance with this warranty brought to its attention in writing within ***** after those Professional Services are performed. Additionally, NAVITAIRE warrants that its Deliverables which are

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit L - 138

Hosted Services Agreement	FINAL

original content shall materially conform to their relevant specifications, for a period of ***** from delivery to Customer. NAVITAIRE agrees to correct any such Deliverable not in compliance with this warranty brought to its attention in writing within 30 days after delivery of such Deliverable to Customer. THIS SECTION IS NAVITAIRE’S ONLY EXPRESS WARRANTY CONCERNING THE PROFESSIONAL SERVICES, ANY DELIVERABLES AND ANY WORK PRODUCT, AND IS MADE EXPRESSLY IN LIEU OF ALL OTHER WARRANTIES, CONDITIONS AND REPRESENTATIONS, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE, MERCHANTABILITY, INFORMATIONAL CONTENT, SYSTEMS INTEGRATION, NON-INFRINGEMENT, INTERFERENCE WITH ***** .

1.2.4	Exclusions. The NAVITAIRE warranties under Section 1.3.2 of this Exhibit do not apply to any noncompliance resulting from any: (a) items furnished by Customer; (b) use not in accordance with this Agreement or any applicable Work Orders; (c) modification, damage, misuse or other action of Customer or any third party; (d) combination with any goods, services or other items provided by Customer or any third party to the extent that the noncompliance arises out of such combination with the Deliverables provided under this work order, or (e) any failure of Customer to comply with this Agreement or any applicable Work Order to the extent that the failure to comply by the Customer causes NAVITAIRE’s noncompliance. Further, NAVITAIRE does not warrant that the Deliverables or any other items furnished by NAVITAIRE under this Agreement or any Work Order are free from bugs, errors, defects or deficiencies.

1.2.5	Customer-Furnished Items. NAVITAIRE MAKES NO WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO ANY CUSTOMER-FURNISHED ITEMS.

1.2.6	Remedy. Customer’s sole and exclusive remedy for any claim arising out of the Professional Services and Deliverables shall be for NAVITAIRE, upon receipt of written notice, to use commercially reasonable efforts to re-perform the Professional Services or correct the Deliverables as stated above, or failing that, NAVITAIRE will return the fees paid to NAVITAIRE for the portion of the work related to the breach.

1.3	License

1.3.1	Notwithstanding anything contained in this Agreement, the following section will apply to the Professional Services and Deliverables, in lieu of Section 7.1 of the Agreement.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit L - 139

Hosted Services Agreement	FINAL

1.3.2	After acceptance of a Deliverable by the Customer, and pending final payment, NAVITAIRE hereby grants to Customer a revocable, nontransferable, nonexclusive unpaid right and license to ***** Deliverable for purposes of Customer’s internal business only. Upon final payment, NAVITAIRE shall grant to Customer a perpetual, nontransferable, non-exclusive, paid-up right and license to ***** Deliverables, for purposes of Customer’s internal business only. All licenses granted will be subject to any restrictions applicable to any third party materials embodied in the Deliverables. To the extent any Deliverable contains NAVITAIRE Confidential Information it shall be subject to Section 9 of the Agreement. All other intellectual property rights in the Deliverables shall consist of NAVITAIRE Property, as defined in Section 7.2 of the Agreement.

1.3.3	The License does not include the right to, and Customer will not directly or indirectly: (a) grant any sublicense or other rights to any Deliverables; (b) authorize any other party to grant any sublicense with respect to any Deliverables; (c) reverse engineer, disassemble or decompile any of the Deliverables or attempt to discover or recreate the source code to any Deliverables; or (d) remove, obscure, or alter any notice of copyright, trademark, trade secret, or other proprietary right related to the Deliverables.

1.4	Termination

1.4.1	Unless otherwise set forth in a Work Order, either party may, upon giving ***** written notice identifying specifically the basis for such notice, terminate a Work Order for breach of a material term unless the party receiving the notice cures such breach within the ***** period. In the event a Work Order is terminated, Customer will pay NAVITAIRE for all Services rendered and expenses incurred prior to the date of termination. All provisions of this Work Order which are by their nature intended to survive the expiration or termination of this Work Order will survive such expiration or termination.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit L - 140

Hosted Services Agreement	FINAL

2	Form of Work Order

FRONTIER AIRLINES, INC.

WORK ORDER

INC######

PROJECT NAME: Project Name

Professional Services

NAVITAIRE POINT OF CONTACT: [SAM, CAM, or IPM]

This Work Order is effective as of Month Day, 20XX (engagement start date) and is entered pursuant to the                                         , as amended, (the “Agreement”) by and between Navitaire LLC, a Delaware limited liability company (“NAVITAIRE”), and                     , a                      corporation (“Customer”), dated as of Month Day, 20XX.

1.	Scope of Work: NAVITAIRE will perform the following activities (on and/or off-site):

•	Plan

•	Analyze

•	Design

•	Build

•	Test

•	Assist Customer in resolving issues identified during QA and/or user acceptance testing results.

•	Deploy

•	Manage Project

•	Status reports will be sent to the Customer on a weekly basis.

Out of Scope: Customer is responsible for the following:

•	[Add out of scope here if needed]

•	Performing project management duties as required by Customer’s business needs.

•	Creating and executing QA test cases and performing user acceptance testing on the solution.

2.	Assumptions: The following assumptions are made:

•	[Add assumptions here if needed)

•	Customer shall perform those tasks and fulfill those responsibilities specified in this Work Order (“Customer Responsibilities”) so that the Service Provider can perform NPS Services and provide Deliverables. Customer understands that Service Provider’s performance is dependent on Customer’s timely and effective performance of Customer Responsibilities under this Work Order and timely decisions and approvals by Customer.

Exhibit L - 141

Hosted Services Agreement	FINAL

•	Service Provider shall be entitled to rely on all decisions and approvals of the Customer in connection with the NPS Services or Deliverables.

•	NPS project management will be limited to monitoring the overall health of the engagement and is not intended to replace a project manager to manage the engagement in accordance with Customer’s needs.

•	Any changes required to the Scope of Work outlined above will be addressed as follows:

•	The party requesting the change(s) will submit a Change Request Form (attached hereto as Appendix A to this Work Order) and complete the details found in 1, Description of Change.

•	Both parties will review the Change Request Form and Service Provider will complete the details found in Section 2, Scope of Change.

•	If the Change Request is approved and signed by both parties, the Change Request Form will be incorporated as an attachment to this Work Order.

•	If the change request is disputed by either party, the following will occur:

•	The dispute will be brought to the attention of the Project Managers.

•	If the Project Managers are unable to resolve the dispute they will escalate to the Customer Account Manager.

•	If, after ten (10) business days, the dispute remains unresolved, either party may request that the issue be raised to an appropriate senior executive.

•	Changes to the Scope of Work may be initiated at any time, prior to the completion of this Work Order, by either party if there is reasonable good faith belief that such change is required.

3.	NPS Services and Deliverables: The following NPS Services and/or Deliverables will be provided to Customer:

•	Services and/or Deliverables as described in Section 1, Scope of Services above.

•	[Add deliverables here if needed]

4.	Payment: Customer agrees to pay NAVITAIRE for the total actual work performed under this Work Order and for NAVITAIRE’s expenses outlined in Section 6 below. The actual fees and expenses for this Work Order will be invoiced to Customer on a monthly basis, subject to the payment terms specified in the Agreement.

Exhibit L - 142

Hosted Services Agreement	FINAL

5.	Estimated Dates of Performance: [Project Duration – Month Day, Year – Month Day, Year]

The total effort estimated for this project by component:

Project Component	Hours	% of Total
Plan	0	0%
Analyze	0	0%
Design	0	0%
Build	0	0%
Test	0	0%
Deploy	0	0%
Admin	0	0%

ESTIMATED TOTAL	0	0%

The date(s) listed are provided as an estimate only and will be modified if necessary to reflect the expected dates of performance upon execution of this Work Order. If modified, the new dates will be communicated to Customer via the Remedy INC. Work may progress up to ***** beyond the estimated completion date without any further action required by either party.

6.	Estimated Total Dollar Amount: $x,xxx USD:

Expense Component	Cost
Resources*	$0
Travel and other related expenses**	$0

ESTIMATED TOTAL	$0

This is a time and materials based Work Order. The hours and dollar amounts represent a good faith estimate based on information provided by Customer to the Service Provider. As such, the actual hours required to complete the NFS Services and Deliverables and/or the actual Travel and other related expenses may be more or less than the total estimated above.

*	Resources are applied at the rate of $XXX.XX per hour as provided for in Section 1.3 of Exhibit K of the Agreement.
**	Travel and other related expenses are applied as provided under Section 6.2 of the Agreement.

7.	Planned Hosting Solution

☐	Customer Hosted

☐	NAVITAIRE Hosted (Agreement between Customer and NAVITAIRE must be reached prior to deployment of the solution)

☐	N/A or covered in existing Hosted Reservation Services Agreement

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit L - 143

Hosted Services Agreement	FINAL

If the proposed solution is to be hosted by NAVITAIRE and is not already included within the scope of the Agreement, an Amendment for the hosting services will be required.

8.	For the avoidance of doubt, the terms and conditions of Section 1 of Exhibit L of the Agreement shall apply to this Work Order, except as the parties may otherwise agree in this Work Order.

IN WITNESS WHEREOF, the parties hereto have executed this Work Order as of the date set forth below.

Signed for and on behalf of	Signed for and on behalf of

Frontier Airlines, Inc.	NAVITAIRE LLC

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

*	Please indicate your agreement by signing and sending a scanned copy to the NAVITAIRE Commercial Account Manager. A fully-executed copy will be returned for your records.

Exhibit L - 144

Hosted Services Agreement	FINAL

Appendix A

Change Request Form

Customer Name:		Change Request Number:
Requested By:	Customer NAVITAIRE	Work Order INC Number:	INC
Date Submitted:		Project Name:

This Change Request is effective as of Month Day, 20xx and unless it is fully-executed by both parties: (a) the estimated dates of performance and total dollar amount will expire five (5) days after the effective date shown above; and (b) the work outlined herein will not commence.

1.	Description of Change:

Provide a brief description of the change being requested. Include the reason for the change and why it should be incorporated into the current Work Order and not submitted as its own Work Order.

2.	Scope of Change

Outline the impact of the change, the scope of the change, and any assumptions. List specific exclusions if they have not been addressed in the initial Work Order.

The Estimated Completion Date of Performance is Month Day, 20xx. The hours and cost are adjusted as follows:

Component	Hours	Cost
Original Work Order		$
Previously Approved Change Requests	+/-	$
Current Change Request	+/-	$

NEW ESTIMATED TOTAL	+/-	$

Exhibit L - 145

Hosted Services Agreement	FINAL

IN WITNESS WHEREOF, the parties hereto have executed this Change Request as of the date set forth below.

Signed for and on behalf of	Signed for and on behalf of

Frontier Airlines, Inc.	SERVICE PROVIDER

By:	By:

Name:	Name:	Gordon P. Evans

Title:	Title:	Vice President

Company:	Date:

Date:

*	Please indicate your agreement by signing and sending a scanned copy to the NAVITAIRE Commercial Account Manager. A fully executed copy will be returned for your records.

Exhibit L - 146